--------------------------------------------------------------------------------
                        HUNTINGTON FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

                               December 31, 1998






                      Trust Shares and Investment Shares

                        . Huntington Money Market Fund

                 . Huntington Ohio Municipal Money Market Fund

                 . Huntington U.S. Treasury Money Market Fund

                           . Huntington Growth Fund

                        . Huntington Income Equity Fund

                      . Huntington Michigan Tax-Free Fund

                        . Huntington Ohio Tax-Free Fund

                   . Huntington Fixed Income Securities Fund

               . Huntington Intermediate Government Income Fund

                     . Huntington Mortgage Securities Fund

         . Huntington Short/Intermediate Fixed Income Securities Fund






                    [LOGO OF HUNTINGTON FUNDS APPEARS HERE]

 Message from the Investment Manager

Dear Shareholder,

  On January 1, 1999, the name of The Monitor Funds family was officially changed to "The Huntington Funds". We are pleased that our mutual fund family can now share the solid, financial services reputation evoked by the name "Huntington" for over one hundred thirty-three years. But while the funds' names have changed, be assured that the name change had no tax implications for shareholders, and the funds' investment objectives, managers and expense structures remain unchanged.

  In 1998, the U.S. economy proved to be quite resilient to the turmoil that engulfed emerging markets and their economies. Although growth in the manufacturing sector ground to a halt during the second half of the year in response to cuts in exports to the Pacific Rim, the real GDP rose an estimated 3.8% for the year as a whole.

  The economy's resilience was due primarily to two factors: the tight labor market with the lowest jobless rate in 28 years; and the effect of huge capital gains generated by the stock market which encouraged U.S. households to outspend their sturdy income growth. We hope that the economic momentum will continue into the first half of 1999. Many indicators point in that direction: the Federal Reserve has been accommodating; interest rates are lower; and the vibrant stock market would appear to support consumer spending.

  We hope that you will take a moment to review the Management Discussion and Analysis section of the report which follows this message. In this section, we have included investment performance profiles and portfolio composition charts for the Funds, as well as comments from the portfolio managers. We hope that you will find this information useful as you plan for your 1999 investment objectives. The complete financial statements for each of The Huntington Funds, including their portfolios of investments, are on the succeeding pages.

  On behalf of The Huntington Funds and The Huntington National Bank, I thank you for investing with us. We are pleased that you have chosen us to help you achieve your financial goals.


/s/ Richard W. Stenberg
Richard W. Stenberg
Senior Vice President,
Director, Private Financial Group
The Huntington National Bank

 Message from the Chief Investment Officer


Dear Shareholder:

  I'm told that all that matters with mutual funds is distribution: that funds are little more than commodities packaged for consumers, and that the key to success in this business is simply getting the product on the "grocer's shelf" and little else. Toothpaste is toothpaste, coffee is coffee, and mutual funds are mutual funds.

  I would very much like to think that we are different. From time to time in these Annual Reports, I'll be spouting off on why I think that way. Consider this my first spout.

  What you'll get in these letters is straight talk about our Huntington Funds from my vantage point as a fund manager: a position that I would not be experiencing without you, our valued shareholder. For giving me that privilege, I, along with the other Huntington Fund managers, thank you.

  I enjoyed 1998. Sinatra would sing "It was a very good year." From a personal perspective, it was the year that I turned 50. It was also the year I celebrated my twentieth anniversary in this wonderful business. But, more to the point, 1998 will be remembered as the year in which we were all reintroduced to the dreaded "R" word: Risk. Risk reared its ugly head around the globe, wreaking havoc in emerging economies, in currency markets and even in well-heeled hedge funds. The pain was real and it spilled into our domestic stock market with a vengeance, taking the broad-based index, the Standard & Poor's 500, down by nearly 20% in the investment equivalent of the blink of an eye, which was the brief span from mid-July to early October. As a result of the turmoil, equity mutual funds experienced net outflows for the first time in years, as investors sought safety in bond and money market funds.

  What, you may ask, was so enjoyable about all that chaos? Plenty. Our two equity mutual funds, The Huntington Growth Fund and The Huntington Income Equity Fund, bucked the industry trend by experiencing no net outflows during the late summer sell-off. Our bond funds, too, were benefited from investors' Flight to Quality, as most achieved returns well above their peer group averages, owing to their high credit quality. Lastly, The Huntington Funds were recognized in the September, 1998 issue of Smart Money magazine. In short, 1998 will be remembered as a year in which quality counted for something.

  Space does not permit me to mention each Huntington Fund's relative ranking and accomplishments, since if I mention one (and believe me, I'd love to talk about my own fund!) I must mention them all. Instead, I would invite you to read the commentary on each fund as prepared by the portfolio managers. I think that you will find their discussions informative and enlightening.

  Yes, 1998 was a very good year for The Huntington Funds.

/s/ James M. Buskirk, CFA

James M. Buskirk, CFA
Senior Vice President and Chief Investment Officer
The Huntington National Bank

 Growth Fund                                                 As of 12/31/98
Management Discussion and Analysis

  The Huntington Growth Fund is managed by two experienced investment professionals, Phil Farrington and Jim Gibboney. Phil Farrington, Vice President, is a graduate of Harvard University, and has over thirty years of investment management experience. Jim Gibboney, Jr., CFA, Vice President, is a graduate of The Ohio State University, with an M.B.A. from Xavier University. Jim has over twenty year of investment management experience. Here are Phil's and Jim's comments on The Huntington Growth Fund:

  "The Huntington Growth Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities. The investment concentration of the Fund is common stocks of medium to large size companies with attractive potential for growth in earnings and dividends. The Huntington Growth Fund can be an appropriate investment option for those with a longer-term investment horizon seeking growth of principal.


                               Portfolio Profile
                                As of 12/31/98

  Net Assets ($ mil).............  $339.1
  Net Asset Value (Trust Shares).  $49.78
  Number of Issues...............      61
  Cash Reserves (%)..............     7.6%


  Our emphasis on large capitalization, blue chip growth stocks served us well in 1998. Using stable growth stocks enabled us to side-step numerous debacles which occurred as a result of the global economic crisis, and capture a competitive return versus the average stock fund's performance.

  The S&P 500 tends to distort our perceptions of the "market' because its composition is dominated by the ten to twenty largest companies, including stocks such as General Electric and Microsoft. The S&P 500 weighted total return last year was 28.6% versus the average total return of the Fund of 18.55% (Trust Shares) and 18.25% (Investment Shares). While our Fund owns some of these large stocks, we also own a wide variety of not-so-large stocks including Walgreen, American Greetings and Lancaster Colony. Our focus is not on size, but on quality and growth potential. We believe that, in time, stocks with these qualities will reflect more appropriate valuations to the advantage of our shareholders."


                         Five Largest Equity Holdings
                                As of 12/31/98

  Home Depot....................... 6.1%
  Shering-Plough................... 4.7%
  Automatic Data Processing, Inc... 4.0%
  Abbott Labs...................... 3.8%
  Walgreen......................... 3.8%


[COMPARISON CHART APPEARS HERE]
             Monitor                              Monitor
           Growth Fund,        S&P 500          Growth Fund,        S&P 500
  Date     Trust Class     Composite Index    Investment Class   Composite Index
  ----     -----------     ---------------    ----------------   -------------
--
7/31/89       10,000             10,000
  12/89       10,128             10,362
  12/90       10,145             10,041
5/31/91                                             9,600            10,000
  12/91       12,830             13,099            10,173            10,899
  12/92       13,838             14,096            10,943            11,728
  12/93       14,327             15,511            11,298            12,906
  12/94       14,653             15,714            11,533            13,075
  12/95       19,159             21,613            15,040            17,983
  12/96       22,363             26,571            17,511            22,108
  12/97       30,273             35,433            23,646            29,481
  12/98       35,888             45,567            27,962            37,913
Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  *The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
 **Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.00% ($10,000 investment minus $400 sales load = $9,600). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. During the period from April 6, 1998 through December 31, 1998, the current sales load of 4.00% was temporarily waived.
  +The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

 Income Equity Fund                                            As of 12/31/98
Management Discussion and Analysis

  Jim Buskirk, CFA, portfolio manager of The Huntington Income Equity Fund, is the Chief Investment Officer of the Trust Division of The Huntington National Bank, and is responsible for its investment management activities. Jim has 20 years of expertise in his field, and has managed both personal and institutional balanced portfolios. Jim received his bachelor's degree in finance from The Ohio State University, and his M.B.A. from The University of Oregon.

  "Since its inception in 1989, The Huntington Income Equity Fund has been positioned relatively conservatively, with an emphasis on stocks with high dividends and modest dividend growth prospects. Our feeling was then and is now that certain investors desire both participation in stock market advances as well as some downside protection in major market sell-offs.

  For nearly its entire history, the Fund has provided decent capital appreciation, although usually at a less robust pace than the broad market averages. Such was the case in last year's first half when the Fund returned 12.1% versus the 17.7% gain of the S&P 500. The Fund's first and second quarter returns were buoyed by good results from its holdings in bank stocks, a sector that appreciated steadily in price so that it


                               Portfolio Profile
                                 As of 12/31/98

  Net Assets ($ mil).............  $250.9
  Net Asset Value (Trust Shares).  $40.85
  30-Day SEC Yield (%)...........    2.68%
  Number of Issues...............      48
  Cash Reserves (%)..............     1.3%

accounted for nearly 16% of total fund assets at the end of the second quarter. Chase Manhattan, Fleet Financial and First Union were good performers during this period.

  In the third quarter, however, which was a period of severe market weakness, the Fund's defensive bias enabled it to post a return of -6.3%, which, while still painful, was far less severe than the 15% loss posted by the average equity mutual fund. Then, in the fourth quarter's strong market advance, the Fund once again provided solid total returns which, while meaningful, still lagged the S&P 500. Our charge, therefore, remains as one of participation in market advances, together with some avoidance of severe market corrections. For the year ended December 31, 1998, the Fund's total return was 17.79% (Trust Shares) and 17.56% (Investment Shares) compared to the S&P 500 Index return of 28.6%.

  While we continue to believe that attempting to divine the near-term direction of the market is little more than guesswork, we expect a continuation of the same steady dividend increases that have benefited the Fund's shareholders through the years. Dividend growth for the Fund has averaged 6% per year over the past seven years. We will continue to manage the Fund with the intent of continuing that favorable trend."


                          Five Largest Equity Holdings
                                 As of 12/31/98

  First Union...................... 4.7%
  General Electric Co. ............ 4.4%
  Xerox............................ 4.2%
  Bristol-Myers Squibb............. 3.7%
  Clorox........................... 3.7%

[COMPARISON CHART APPEARS HERE]
        Income Equity   S&P 500   Income Equity,   Income Equity,     S&P 500
            Fund,      Composite    Investment         Fund          Composite
  Date   Trust Class     Index        Shares      Investment Class     Index
  ----  -------------  ---------  --------------  ----------------   ---------
7/31/89    10,000        10,000        9,450
  12/89    10,151        10,362        9,592
  12/90     9,252        10,041        8,742
  12/91    11,398        13,099       10,771
  12/92    12,249        14,096       11,575
  12/93    13,578        15,511       12,831
  12/94    13,331        15,714       12,598
  12/95    17,232        21,613       16,284
  12/96    20,141        26,571       19,032
   5/97                                                 9,450         10,000
  12/97    25,375        35,433       10,904           10,904         11,552
  12/98    29,890        45,567       12,818           12,818         14,856

        Total                                                                   Annualized
       Return            Quarter     One Year   Annualized 3   Annualized 5    Inception to
    As of 12-31-
98       Return       Return     Year Return   Year Return        Date
-------------------------------------------------------------------------------
-------------
       Trust             12.24%       17.79%        20.15%       17.09%          12.44%
-------------------------------------------------------------------------------
-------------
     Investment          12.17%       17.56%          N/A         N/A            20.98%
-------------------------------------------------------------------------------
-------------
Investment, with load     6.00%       11.10%          N/A         N/A            16.85%
-------------------------------------------------------------------------------
-------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
** Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. During the period from April 6, 1998 through December 31, 1998, the current sales load of 5.50% was temporarily waived.
+ The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

 Michigan Tax-Free Fund                                        As of 12/31/98

MANAGEMENT DISCUSSION AND ANALYSIS

  Duane Carpenter, Assistant Vice President, is the portfolio manager of The Huntington Michigan Tax-Free Fund. Duane is also the manager of The Huntington Intermediate Government Income Fund and The Huntington Mortgage Securities Fund. Duane is a graduate of Hope College in Holland, Michigan. Here are Duane's comments on The Huntington Michigan Tax-Free Fund:

  "For the year ended December 31, 1998, the total return of The Huntington Michigan Tax-Free Fund was 5.18% (Trust Shares) and 4.91% (Investment Shares) as compared to 5.85% for the Lehman Brothers 5-year Municipal Bond Index and 6.23% for the Lehman Brothers 7-year Municipal Bond Index.

  We believe municipal bonds represent an excellent value in the current fixed income market. While concern over global economic problems during 1998 caused a flight to quality in the taxable market, the tax-exempt market did not experience an equivalent decline in yields. Even though the average intermediate tax-exempt bond yield is less than five percent, this yield represents approximately 90% of the yield on a comparable taxable U.S. Treasury note.

  New purchase activity will be focused on high quality issues maturing between ten and fifteen years, which offer some of the best value available in the fixed income market. This strategy will also help us to maintain the average maturity of the Fund between five and seven years."

                              Portfolio Profile
                                As of 12/31/98

              Net Assets ($ mil).............  $ 32.8
              Net Asset Value (Trust Shares).  $10.99
              Average Maturity (Yrs.)........     5.9
              Number of Issues...............      68
              30-Day SEC Yield (%)...........    3.33%
              Cash Reserves (%)..............     2.0%

[GRAPH APPEARS HERE]


       Huntington                              Lehman              Lehman
        Michigan            Huntington         Brothers            Brothers
        Tax-Free             Michigan           5-Year              7-Year
          Fund,            Tax-Free Fund,      Municipal           Municipal
 Date  Trust Shares      Investment Shares     Bond Index          Bond Index
 ----  ------------      -----------------   -------------       -------------
12/91     10,000              9,525             10,000               10,000
12/92     10,710             10,189             10,762               10,805
12/93     11,730             11,159             11,702               11,932
12/94     11,530             10,969             11,520               11,601
12/95     12,945             12,315             12,861               13,245
12/96     13,443             12,766             13,406               13,826
12/97     14,409             13,649             14,262               14,889
12/98     15,155             14,319             15,096               15,816

        Total                                                                                            Annualized
       Return            Quarter     7 Month     6 Month    One Year    Annualized 3     Annualized 5    Inception to
    As of 12-31-98       Return       Return      Return     Return     Year Return     Year Return        Date
---------------------------------------------------------------------------------------------------------------------
       Trust              0.54%        3.31%       2.86%      5.18%         5.40%          5.26%           6.18%
---------------------------------------------------------------------------------------------------------------------
     Investment           0.48%        3.14%       2.75%      4.91%         5.16%          5.11%           6.06%
---------------------------------------------------------------------------------------------------------------------
Investment, with load    -4.27%        1.78%      -2.11%     -0.10%         3.46%          4.09%           5.33%
---------------------------------------------------------------------------------------------------------------------

For explanation of indices and other notes, please refer to page 49.

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The performance of the graph begins on 12/31/91. Effective April 3, 1998, the Michigan Tax-Free Fund became the successor by reorganization to the FMB Michigan Tax-Free Bond Fund.

 Ohio Tax-Free Fund                                           As of 12/31/98

Management Discussion and Analysis
  Bill Doughty, Vice President, has over 25 years of investment management experience and heads our fixed income trading area. Bill is a graduate of Franklin University, and holds an M.B.A. from The University of Dayton. Bill has managed The Huntington Ohio Tax-Free Fund since its inception in 1988 and also manages The Huntington Money Market Fund, The Huntington U.S. Treasury Money Market Fund and The Huntington Ohio Municipal Money Market Fund.

  "The Huntington Ohio Tax-Free Fund offers clients an opportunity to invest in securities which are exempt from Federal and Ohio income taxes with an average maturity of four to seven years. The Fund may invest in obligations with a remaining maturity of up to fifteen years. Under normal market conditions, the Fund must invest at least 80% of its assets in Ohio tax-exempt securities which are rated in the top four categories by an NRSRO(s), a nationally recognized statistical rating organization, or if not rated, are of comparable quality.

  The municipal market continued to lag the Treasury market when we saw a flight to quality during the last half of 1998 as the Asian markets played havoc with spread products. Since mid-December, the municipal market has significantly outperformed Treasuries. This was the result of a variety of factors including muted volatility in the municipal markets in both directions and a very strong retail demand.

  The performance of the Ohio Tax-Free Fund for 1998 was 5.16% (Trust Shares) and 4.90% (Investment Shares) versus 4.44% for the Lipper Short Municipal Debt Average, 5.35% for the Lipper Intermediate Municipal Debt Average, 5.12% for the Lipper Ohio Intermediate Municipal Debt Average, and 5.85% for the Lehman Brothers 5-Year General Obligation Index. The Fund's performance compares favorably with its benchmarks overall due to the quality of the portfolio and its shorter average life. The Fund was able to increase yield and enhance returns by purchasing securities in the 12 to 15 year maturity range while still maintaining a shorter average life. Looking forward, we will continue to try and extend the average life of the Fund by purchasing securities in the 12 to 15 year range and take advantage of the steep yield curve in the municipal market."


                              Portfolio Profile
                               As of 12/31/98

              Net Assets ($ mil).............  $ 64.7
              Net Asset Value (Trust Shares).  $21.83
              30-Day SEC Yield (%)...........    3.24%
              Number of Issues...............     168
              Average Maturity (Yrs.)........     5.6
              Cash Reserves (%)..............     4.1%


[GRAPH APPEARS HERE]

          Huntington OH                      Lipper Short                              Lipper OH
          Tax-Free Fund,   Lehman 5-Year      Municipal       Lipper Intermediate     Intermediate
 Date      Trust Shares     G.O. Index       Debt Average      Municipal Average      Muni Average
 ----      ------------     ----------       ------------      -----------------      ------------
10/31/88      10,000          10,000           10,000              10,000               10,000
   12/88      10,058           9,974           10,057              10,029                9,975
   12/89      10,799          10,845           10,753              10,868               10,709
   12/90      11,478          11,632           11,435              11,581               11,382
   12/91      12,517          12,945           12,280              12,796               12,388
   12/92      13,271          13,899           12,986              13,815               13,219
   12/93      14,343          15,088           13,640              15,236               14,519
   12/94      13,975          14,879           13,676              14,710               13,952
   12/95      15,561          16,608           14,659              16,650               15,694
   12/96      16,102          17,376           15,209              17,273               16,259
   12/97      17,086          18,502           15,913              18,515               17,349
   12/98      17,968          19,584           16,620              19,505               18,238

    Total                                                                    Annualized    Annualized
    Return          Quarter     One Year     Annualized 3   Annualized 5      10 Year     Inception to
As of 12/31/98      Return       Return      Year Return    Year Return       Return         Date
-------------------------------------------------------------------------------------------------------
    Trust           0.64%        5.16%          4.91%          4.61%           5.97%         5.91%

 Ohio Tax-Free Fund (continued)                                As of 12/31/98
[GRAPH APPEARS HERE]

                                                  Lehman
             Huntington Ohio      Lipper Short    Brothers
             Tax-Free Fund,        Municipal       5-Year         Lipper Intermediate     Lipper OH Intermediate
 Date       Investment Shares     Debt Average   G.O. Index       Municipal Debt Average   Municipal Debt Average
 ----       -----------------     ------------   -----------      ----------------------   ----------------------
5/31/91          9,800              10,000         10,000                10,000                    10,000
  12/91         10,317              10,705         10,434                10,622                    10,524
  12/92         10,909              11,494         11,034                11,468                    11,230
  12/93         11,758              12,476         11,590                12,647                    12,334
  12/94         11,425              12,304         11,620                12,211                    11,853
  12/95         12,693              13,734         12,455                13,821                    13,332
  12/96         13,099              14,369         12,922                14,338                    13,812
  12/97         13,869              15,300         13,521                15,369                    14,739
  12/98         14,549              16,195         14,121                16,192                    15,494

        Total                                                                   Annualized
       Return            Quarter     One Year   Annualized 3   Annualized 5    Inception to
    As of 12-31-98       Return       Return     Year Return   Year Return        Date
--------------------------------------------------------------------------------------------
     Investment           0.57%        4.90%        4.65%         4.35%           5.36%
--------------------------------------------------------------------------------------------
Investment, with load     1.45%        2.81%        3.96%         3.93%           5.08%
--------------------------------------------------------------------------------------------

For explanation of indices and other notes, please refer to page 49.

Past performance is not predictive of
future performance. Your investment
return and principal value will
fluctuate so that when shares are
redeemed, they may be worth more or
less than their original cost. Mutual
funds are not obligations of or
guaranteed by any bank and are not
federally insured.

 Fixed Income Securities Fund                                 As of 12/31/98
Management Discussion and Analysis

  Steve Geis, CFA, Vice President, is the senior fixed income manager of the Trust Division, and manages both The Huntington Fixed Income Securities Fund and The Huntington Short/Intermediate Fixed Income Securities Fund. Steve, a graduate of The College of Wooster, received his M.B.A. from The University of Dayton and his J.D. from Capital University. Here are Steve's comments on The Huntington Fixed Income Securities Fund:

  "Interest rates rose modestly during the last three months of the year, which had a negative impact on fourth quarter returns. However, rates across all maturities fell approximately 100 basis points during all of 1998 resulting in fund performance above our initial expectations. As has been the case historically, returns were in line with many of the standard bond fund benchmarks. The Huntington Fixed Income Securities Fund ended the year with a total return of 9.18% (Trust Shares) and 8.93% (Investment Shares) compared with 9.47% for the Lehman Brothers Government/Corporate Bond Index.

  The yield curve is flat, especially in the three-month to ten-year maturity spectrum. This situation provides less of an inducement to extend maturities. Corporate spreads, which widened significantly relative to Treasuries earlier in the year, remained so, and we took advantage of those spreads to make several purchases. These issues added to an already well-diversified portfolio."



                               Portfolio Profile
                                 As of 12/31/98

             Net Assets ($ mil)................. $170.0
             Net Asset Value (Trust Shares)..... $21.78
             30-Day SEC Yield (%)...............   4.94%
             Number of Issues...................    140
             Average Maturity (Yrs.)............    8.9
             Cash Reserves (%)..................    0.6%


                                                            [GRAPH APPEARS HERE]

           Huntington      Lehman                       Huntington       Lehmans
          Fixed Income    Brothers                     Fixed Income      Brothers
           Securities    Government/  Lipper Intmdt.  Securities Fund   Government/         Lipper Intmdt.
          Income Fund,    Corporate   Invest.-Grade    Investment        Corporate          Invest.-Grade
 Date     Trust Shares   Bond Index   Debt Fund Avg.     Shares         Bond Index          Debt Fund Avg.
 ----     ------------   -----------  --------------  -------------    -------------       --------------
7/31/89      10,000        10,000        10,000
  12/89      10,158        10,245        10,157
  12/90      10,919        11,094        10,780
5/31/91                                                  9,800             10,000                10,000
  12/91      12,680        12,883        12,522         10,944             11,127                11,063
  12/92      13,508        13,858        13,453         11,626             11,969                11,886
  12/93      14,902        15,391        14,829         12,796             13,293                13,102
  12/94      14,214        14,851        14,307         12,172             12,827                12,641
  12/95      16,765        17,708        16,730         14,318             15,295                14,781
  12/96      17,194        18,223        17,275         14,650             15,740                15,263
  12/97      18,712        20,000        18,761         15,901             17,274                16,575
  12/98      20,430        21,894        20,121         17,321             18,910                17,777

-------------------------------------------------------------------------------------------------------------------------
Total Return            Quarter         One Year         Annualized             Annualized                 Annualized
as of 12-31-98          Return          Return          3-Year Return           5-Year Return           Inception to Date
-------------------------------------------------------------------------------------------------------------------------
Trust                   0.55%          9.18%              6.81%                  6.51%                         7.99%
Investment              0.60%          8.93%              6.55%                  6.24%                         7.77%
Investment, with load   2.59%          6.73%              5.84%                  5.81%                         7.49%
-------------------------------------------------------------------------------------------------------------------------

For explanation of indices and other notes, please refer to page 49.

Past performance is not predictive of
future performance. Your investment
return and principal value will
fluctuate so that when shares are
redeemed, they may be worth more or
less than their original cost. Mutual
funds are not obligations of or
guaranteed by any bank and are not
federally insured.

 Intermediate Government Income Fund                          As of 12/31/98

Management Discussion and Analysis

  Duane Carpenter, Assistant Vice President, is the portfolio manager for The Huntington Intermediate Government Income Fund. Duane also manages The Huntington Michigan Tax-Free Fund and The Huntington Mortgage Securities Fund. Duane is a graduate of Hope College in Holland, Michigan. Here are Duane's comments on The Huntington Intermediate Government Income Fund:

  "The Fund performed very well in 1998, with a total return of 8.00% (Trust Shares) and 7.72% (Investment Shares), compared to 8.42% for its benchmark index, the Lehman Brothers Intermediate Government/Corporate Bond Index. Many fixed income funds faced large losses during the second half of the year, when concerns over the Asian market problems and a possible slowdown in the domestic economy resulted in a flight to quality in fixed income markets. Funds that had been reaching for additional yield through high risk, low credit quality issues saw their market values decline significantly.

  Our strategy of focusing on high quality, intermediate term government and agency issues provided a high level of income, along with an increase in market value resulting from the lower U.S. Treasury rates. We will focus our future purchase activity on selected mortgage-backed issues with expected average lives between three and seven years. Yields on these issues remain at historically wide spreads relative to U.S. Treasuries, and we believe that they offer excellent value in the current interest rate environment."


                               Portfolio Profile
                                 As of 12/31/98

              Net Assets ($ mil).............  $112.3
              Net Asset Value (Trust Shares).  $10.42
              30-Day SEC Yield (%)...........     4.3%
              Number of Issues...............      60
              Average Maturity (Yrs.)........     4.6
              Cash Reserves..................     3.1%


                             [GRAPH APPEARS HERE]

          Monitor Intermediate  Moniter Intermediate    Lehman Intermediate
           Income Fund, Gov't    Income Fund,  Gov't   Corporate Goverment/
  Date        Trust Class         Investment Class          Bond Index
  ----    --------------------  ---------------------  --------------------
12/31/91         10,000                  9,525               10,000
   12/92         10,656                 10,134               10,717
   12/93         11,584                 11,017               11,658
   12/94         11,318                 10,764               11,433
   12/95         12,782                 12,156               13,183
   12/96         13,273                 12,599               13,719
   12/97         14,271                 13,512               14,798
   12/98         15,413                 14,555               16,044

        Total                                                                                            Annualized
       Return            Quarter     7 Month     6 Month    One Year    Annualized 3     Annualized 5    Inception to
    As of 12-31-98       Return       Return      Return     Return     Year Return      Year Return        Date
---------------------------------------------------------------------------------------------------------------------
       Trust              0.19%        5.34%       3.33%      8.00%         6.44%          5.88%           6.57%
---------------------------------------------------------------------------------------------------------------------
     Investment           0.10%        5.06%       3.31%      7.72%         6.19%          5.73%           6.44%
---------------------------------------------------------------------------------------------------------------------
Investment, with load    -4.69%        0.08%      -1.63%      2.59%         4.49%          4.71%           5.71%
---------------------------------------------------------------------------------------------------------------------

For explanation of indices and other notes, please refer to page 49.

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.


The performance in the graph begins on 12/31/91. Effective April 3, 1998, the Intermediate Government Income Fund became the successor by reorganization to the FMB Intermediate Government Income Fund.

 Mortgage Securities Fund                                    As of 12/31/98
Management Discussion and Analysis

  The Huntington Mortgage Securities Fund is managed by Duane Carpenter, Assistant Vice President. Duane is also the portfolio manager for The Huntington Michigan Tax-Free Fund and The Huntington Intermediate Government Income Fund. Duane is a graduate of Hope College in Holland, Michigan. Here are Duane's comments on The Huntington Mortgage Securities Fund:

  "The Huntington Mortgage Securities Fund had a total return of 6.41% (Trust Shares) and 6.09% (Investment Shares) for the year ended December 31, 1998. This compares with 6.97% for the Lehman Brothers Mortgage-Backed Index.

  As U.S. Treasury rates declined during the second half of 1998, expectations for another wave of homeowner refinancing activity increased. This level of anticipation resulted in a limited increase in value of mortgage-backed securities when compared to Treasuries, since any increase in value of current mortgages would be partially offset by a declining average maturity of these issues.

  Our strategy of holding securities with rates of between 6.5% and 7.0% has helped to limit the amount of prepaid principal that we received during the year. This prevented the Fund from having to replace a large portion of the portfolio in a lower rate environment. We will focus our future purchase activity on selected current coupon issues with expected average lives of between three and seven years. Yields on these issues remain at historically wide spreads relative to U.S. Treasuries, and we believe offer excellent value in the current interest rate environment."



                               Portfolio Profile
                                 As of 12/31/98

            Net Assets ($ mil)..................... $36.1
            Net Asset Value (Trust Shares)......... $8.25
            30-Day SEC Yield (%)...................  6.43%
            Number of Issues.......................    36
            Average Duration (Yrs.)................    25
            Cash Reserves (%)......................   5.8%


                                                            [GRAPH APPEARS HERE]
         Monitor Mortgage  Monitor Mortgage                      Lipper U.S.
         Securities Fund,  Securities Fund,   Lehman Mortgage     Mortgage
  Date     Trust Shares    Investment Class       Index         Funds Average
  ----   ----------------  ----------------   ---------------   -------------
6/30/92      10,000             9,800             10,000            10,000
  12/92      10,746            10,519             10,372            10,370
  12/93      12,131            11,846             11,081            11,136
  12/94       9,148             8,917             10,903            10,668
  12/95      11,993            11,693             12,735            12,419
  12/96      12,779            12,424             13,417            12,887
  12/97      13,900            13,485             14,689            13,988
  12/98      14,791            14,306             15,713            14,838

        Total                                                                   Annualized
       Return            Quarter     One Year   Annualized 3   Annualized 5    Inception to
    As of 12-31-98        Return       Return     Year Return   Year Return        Date
--------------------------------------------------------------------------------------------
       Trust              0.48%        6.41%         7.24%        4.05%           6.39%
--------------------------------------------------------------------------------------------
     Investment           0.28%        6.09%         6.96%        3.85%           6.18%
--------------------------------------------------------------------------------------------
Investment, with load    -1.72%        3.95%         6.22%        3.44%           5.86%
--------------------------------------------------------------------------------------------


For explanation of indices and other notes, please refer to page 49.

Past performance is not predictive
of future performance. Your
investment return and principal
value will fluctuate so that when
shares are redeemed, they may be
worth more or less than their
original cost. Mutual funds are not
obligations of or guaranteed by any
bank and are not federally insured.

 Short/Intermediate Fixed Income Securities Fund              As of 12/31/98
Management Discussion & Analysis

  Steve Geis, CFA, Vice President, the senior fixed income manager of the Trust Division, and manages both The Huntington Fixed Income Securities Fund and The Huntington Short/Intermediate Fixed Income Securities Fund. Steve, a graduate of The College of Wooster, received his M.B.A. from The University of Dayton and his J.D. from Capital University. Here are Steve's comments on The Huntington Short/Intermediate Fixed Income Securities Fund:

  "For the fiscal year ended December 31, 1998, the total return of The Huntington Short/Intermediate Fixed Income Securities Fund was 7.13% (Trust Shares). This compares with 8.42% for the Lehman Brothers Intermediate Government/Corporate Bond Index and 7.64% for the Merrill Lynch 1-5 year Government/Corporate Bond Index.

  Interest rates rose modestly during the last three months of the year which had a negative impact on fourth quarter returns. However, the rates across all maturities fell approximately 100 basis points during all of 1998 resulting in performance above our initial expectations. As has been the case historically, our returns were in line with many of the standard bond fund benchmarks."



                               Portfolio Profile
                                 As of 12/31/98

            Net Assets ($ mil).................... $127.7
            Net Asset Value (Trust Shares)........ $20.13
            30-Day SEC Yield (%)..................   4.49%
            Number of Issues......................     98
            Average Maturity (Yrs.)...............    2.6
            Cash Reserves (%).....................    0.5%


[GRAPH APPEARS HERE]
           Monitor        Lehman        Merrill     Merrill 1-5     Lipper
         Short/Intmdt Intermediate 1-5 Year U.S. Year U.S. Short/Intmdt Income Fund, Gov't/Corp Corp/Gov't Treasury Invest-Grade
  Date   Trust Shares     Index          Index         Index          Debt
  ----   ------------  ------------  -------------  -----------   ------------

7/31/89     10,000        10,000        10,000        10,000         10,000
  12/89     10,253        10,251        10,266        10,259         10,227
  12/90     11,108        11,192        11,259        11,258         11,044
  12/91     12,621        12,828        12,724        12,708         12,625
  12/92     13,408        13,747        13,601        13,562         13,457
  12/93     14,404        14,954        14,571        14,493         14,559
  12/94     14,263        14,666        14,491        14,388         14,241
  12/95     16,090        16,911        16,367        16,234         16,098
  12/96     16,746        17,598        17,122        16,959         16,762
  12/97     17,845        18,983        18,348        18,165         17,875
  12/98     19,117        20,581        19,749        19,571         19,054
-------------------------------------------------------------------------------


  Total
 Return                                                             Annualized
  As of     Quarter      One-Year      Annualized    Annualized     Inception
12-31-98    Return        Return     3-Year Return  3-Year Return    to Date
-------- ------------  ------------  -------------  -------------  ------------

 Trust      0.28%         7.13%          5.91%          5.82%          7.21%
-------------------------------------------------------------------------------


For explanation of indices and other notes, please refer to page 49.

Past performance is not predictive
of future performance. Your
investment return and principal
value will fluctuate so that when
shares are redeemed, they may be
worth more or less than their
original cost. Mutual funds are not
obligations of or guaranteed by any
bank and are not federally insured.

 Portfolio of Investments
                                                -------------------------------
Huntington Money Market Fund                    December 31, 1998

-------------------------------------------------------------------------------
 Principal
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 (a) Commercial Paper - 95.2%
-------------------------------------------------------------------------------
 Agriculture - 2.6%
  $15,000  Cargill Inc., 5.020%,
            03/05/99                                                    $14,868
   10,000  Cargill Inc., 5.070%,
            02/03/99                                                      9,953
-------------------------------------------------------------------------------
                                                                         24,821
-------------------------------------------------------------------------------
 Automotive - 1.5%
   15,000  Daimler Benz N.A.,
            5.130%, 02/16/99                                             14,902
-------------------------------------------------------------------------------
 Banking - 1.0%
   10,000  National City Credit
            Corp., 5.010%,
            03/03/99                                                      9,915
-------------------------------------------------------------------------------
 Banking & Finance - 6.7%
   15,000  Goldman, Sachs & Co.,
            5.130%, 02/22/99                                             14,889
   15,000  Goldman, Sachs & Co.,
            5.150%, 02/11/99                                             14,912
   15,000  Morgan Stanley Dean
            Witter Corp., 5.250%,
            01/20/99                                                     14,958
   10,000  Xerox Credit Corp.,
            4.800%, 03/04/99                                              9,917
   10,000  Xerox Credit Corp.,
            5.000%, 01/07/99                                              9,992
-------------------------------------------------------------------------------
                                                                         64,668
-------------------------------------------------------------------------------
 Chemicals - 4.1%
   15,000  Air Products &
            Chemicals, Inc.,
            5.030%, 01/14/99                                             14,973
   10,000  du Pont (E.I.) de
            Nemours & Co.,
            5.020%, 03/09/99                                              9,906
   15,000  du Pont (E.I.) de
            Nemours & Co.,
            4.980%, 03/02/99                                             14,876
-------------------------------------------------------------------------------
                                                                         39,755
-------------------------------------------------------------------------------
 Consumer Products - 4.1%
   20,000  Fortune Brands, Inc.,
            5.150%, 01/26/99                                             19,928
   20,000  Snap On, Inc., 6.010%,
            01/04/99                                                     19,990
-------------------------------------------------------------------------------
                                                                         39,918
-------------------------------------------------------------------------------
 Diversified Operations - 5.2%
   15,000  Minnesota Mining &
            Manufacturing,
            5.050%, 01/26/99                                             14,900
   10,000  Minnesota Mining &
            Manufacturing,
            5.080%, 02/17/99                                              9,965
   10,000  Motorola, Inc.,
            5.130%, 01/29/99                                              9,960
   15,000  Motorola, Inc.,
            5.030%, 02/25/99                                             14,885
-------------------------------------------------------------------------------
                                                                         49,710
-------------------------------------------------------------------------------
 Electronics - 3.6%
   15,000  Emerson Electric Co.,
            5.050%, 02/08/99                                             14,920
   20,000  Siemens Capital Corp.,
            5.050%, 02/01/99                                             19,913
-------------------------------------------------------------------------------
                                                                         34,833
-------------------------------------------------------------------------------
 Entertainment - 2.6%
   15,000  The Walt Disney Co.,
            5.000%, 01/05/99                                             14,992
   10,000  The Walt Disney Co.,
            5.120%, 01/22/99                                              9,970
-------------------------------------------------------------------------------
                                                                         24,962
-------------------------------------------------------------------------------
 Finance Commercial - 4.1%
   10,000  Gereral Electric
            Credit Corp, 5.130%,
            02/10/99(b)                                                  10,000
   20,000  IBM Credit Corp.,
            5.000%, 01/15/99                                             19,961
   10,000  IBM Credit Corp.,
            5.100%, 01/28/99                                              9,962
-------------------------------------------------------------------------------
                                                                         39,923
-------------------------------------------------------------------------------
 Food & Beverage - 8.8%
   15,000  Anheuser Busch Co.,
            5.100%, 01/21/99(f)                                          14,957
   11,150  Anheuser Busch Co.,
            5.200%, 02/05/99                                             11,094
   15,000  Coca-Cola, Inc.,
            5.080%, 01/25/99                                             14,949
   10,000  Coca-Cola, Inc.,
            4.920%, 01/08/99                                              9,990
    5,000  Coca-Cola, Inc.,
            5.020%, 01/11/99                                              4,993
   15,000  Pepsi Cola, Co.,
            5.170%, 01/06/99                                             14,989
   15,000  Pepsi Cola, Co.,
            5.100%, 01/08/99                                             14,985
-------------------------------------------------------------------------------
                                                                         85,957
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Principal
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Commercial Paper (Continued)
-------------------------------------------------------------------------------
 Food Products - 12.8%
  $10,500  Campbell Soup Co.,
            5.000%, 01/04/99                                            $10,496
   15,000  Campbell Soup Co.,
            5.100%, 01/12/99                                             14,977
    5,000  Golden Peanut Co.,
            5.000%, 01/11/99                                              4,993
    5,765  Golden Peanut Co.,
            4.950%, 01/22/99                                              5,748
    8,000  Golden Peanut Co.,
            5.050%, 03/17/99                                              7,916
   20,000  Heinz H.J. Co.,
            5.050%, 01/07/99                                             19,983
   11,900  Heinz H.J. Co.,
            5.220%, 01/19/99                                             11,869
   20,000  Hershey Foods, Inc.,
            5.060%, 01/13/99                                             19,966
   16,800  Kellogg, Co., 5.170%,
            01/12/99                                                     16,773
   12,000  Kellogg, Co., 5.000%,
            03/15/99                                                     11,878
-------------------------------------------------------------------------------
                                                                        124,599
-------------------------------------------------------------------------------
 Funding Corp - 2.0%
   10,000  New Center Asset
            Trust, 5.300%,
            01/19/99                                                      9,973
   10,000  New Center Asset
            Trust, 5.000%,
            02/23/99                                                      9,926
-------------------------------------------------------------------------------
                                                                         19,899
-------------------------------------------------------------------------------
 Household Products & Housewares - 2.6%
   15,000  Procter & Gamble Co.,
            5.100%, 01/28/99                                             14,943
   10,000  Procter & Gamble Co.,
            5.070%, 02/26/99                                              9,921
-------------------------------------------------------------------------------
                                                                         24,864
-------------------------------------------------------------------------------
 Insurance - 6.6%
   13,000  AI Credit Corp.,
            5.000%, 01/20/99                                             12,966
   15,000  AI Credit Corp.,
            5.050%, 01/25/99                                             14,949
   15,000  Met Life Funding
            Corp., 5.250%,
            01/13/99                                                     14,974
   10,000  Met Life Funding
            Corp., 5.250%,
            01/14/99                                                      9,981
   11,360  USAA Capital Corp.,
            4.980%, 01/29/99                                             11,316
-------------------------------------------------------------------------------
                                                                         64,186
-------------------------------------------------------------------------------
 Lumber - 1.8%
   18,000  Weyerhauser, Co.,
            5.200%, 01/25/99                                             17,938
-------------------------------------------------------------------------------
 Metals & Mining - 2.5%
    8,912  Aluminum Company
            America, 5.220%,
            01/08/99                                                      8,903
   15,000  Aluminum Company
            America, 5.200%,
            01/15/99                                                     14,970
-------------------------------------------------------------------------------
                                                                         23,873
-------------------------------------------------------------------------------
 Oil & Gas - 1.5%
   15,000  Amoco Co., 5.050%,
            01/26/99                                                     14,947
-------------------------------------------------------------------------------
 Pharmaceuticals - 3.7%
   16,500  Schering-Plough,
            Corp., 5.200%,
            01/20/99                                                     16,455
   10,000  Schering-Plough,
            Corp., 5.080%,
            02/12/99                                                      9,941
   10,000  SmithKline Beecham,
            5.050%, 01/19/99                                              9,975
-------------------------------------------------------------------------------
                                                                         36,371
-------------------------------------------------------------------------------
 Printing & Publishing - 6.0%
   15,000  Gannett, Co., 5.050%,
            01/15/99(f)                                                  14,971
    8,000  McGraw-Hill Companies,
            Inc., 5.180%,
            01/27/99                                                      7,970
    8,500  McGraw-Hill Companies,
            Inc., 5.000%,
            02/24/99                                                      8,436
   10,000  Times Mirror, Co.,
            5.180%, 01/20/99(f)                                           9,973
   17,000  Times Mirror, Co.,
            5.130%, 02/09/99(f)                                          16,906
-------------------------------------------------------------------------------
                                                                         58,256
-------------------------------------------------------------------------------
 Sovereign Governments - 2.0%
   10,000  Canadian Wheat Board,
            5.050%, 01/21/99                                               9,972
   10,000  Canadian Wheat Board,
            5.050%, 01/27/99                                               9,964
--------------------------------------------------------------------------------
                                                                          19,936
--------------------------------------------------------------------------------
 Telecommunications - 4.8%
   17,130  Ameritech, Corp.,
            5.000%, 01/13/99                                              17,101
   15,000  BellSouth
            Telecommunications,
            Inc., 5.070%,
            02/18/99                                                      14,899
   15,000  Lucent Technologies,
            4.900%, 01/06/99                                              14,990
--------------------------------------------------------------------------------
                                                                          46,990
--------------------------------------------------------------------------------

                                          -------------------------------------
Huntington Money Market Fund              (Continued)

------------------------------------------------------------------------------
 Principal
 Amount                                                                  Value
 (000)                                                                   (000)
-------------------------------------------------------------------------------
 Commercial Paper (Continued)
-------------------------------------------------------------------------------
 Utilities - 4.6%
  $10,000  Dayton Power & Light,
            5.200%, 01/19/99                                            $ 9,974
    5,000  Dayton Power & Light,
            5.300%, 03/08/99                                              4,954
   10,000  Duke Energy Corp.,
            5.170%, 02/12/99                                              9,940
   20,000  Southern California,
            Inc., 5.150%,
            02/25/99                                                     19,843
-------------------------------------------------------------------------------
                                                                         44,711
-------------------------------------------------------------------------------
 Total Commercial Paper (at
  amortized cost)                                                       925,934
-------------------------------------------------------------------------------
 Repurchase Agreements - 5.2%
   35,000   Morgan Stanley & Co., Inc., 4.650%, dated 12/31/98, due
            01/04/99, repurchase price $35,018,083 (collateralized
            by FHLB obligations, total par value $35,730,000,
            5.430%, 12/21/01, total market value $35,758,505)            35,000

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

 Principal
  Amount                                                                 Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Repurchase Agreements (Continued)
-------------------------------------------------------------------------------
  $15,851   Morgan Stanley & Co., Inc., 4.620%, dated 12/31/98, due
            01/04/99, repurchase price $15,859,437 (collateralized
            by U.S. Treasury obligations, total par value
            $10,275,000, 12.000%, 08/15/13, total market value
            $16,141,383)                                                 15,851
-------------------------------------------------------------------------------
 Total Repurchase Agreements                                             50,851
-------------------------------------------------------------------------------
 Total Investments (at amortized
  cost)                                                                $976,785
-------------------------------------------------------------------------------

See Notes To Portfolios of Investments page 26.
                                                              -----------------
Huntington Ohio Municipal Money Market Fund                   December 31,
                                                              1998
-------------------------------------------------------------------------------

 Principal
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Ohio - 100.5%
-------------------------------------------------------------------------------
  $1,125   Allen County, BANs, 4.050%, 04/13/99                          $1,126
-------------------------------------------------------------------------------
   1,405   American Municipal Power, Inc., BANs, 3.400%, 12/03/99         1,405
-------------------------------------------------------------------------------
   1,340   Ashland County, IDR, Weekly VRDNs, Landover Properties,
            Banc One LOC, 4.000%, 11/01/04                                1,340
-------------------------------------------------------------------------------
   1,300   Ashland, Sanitary Sewer System Improvement, GO, 3.960%,
            03/18/99                                                      1,301
-------------------------------------------------------------------------------
   1,300   Brunswick, BANs, 4.100%, 04/01/99                              1,301
-------------------------------------------------------------------------------
   1,500   Butler County, LTD, BANs, 4.000%, 03/19/99                     1,501
-------------------------------------------------------------------------------
   1,500   Butler County, LTD, BANs, 3.550%, 10/21/99                     1,506
-------------------------------------------------------------------------------
   1,895   Centerville, Weekly VRDNs, Betheny Village, PNC Bank LOC,
            4.050%, 11/01/13                                              1,895
-------------------------------------------------------------------------------
   6,300   Cincinnati Hamilton, Daily VRDNs, Kenwood Project,
            Kredietbank N.V. LOC, 5.000%, 09/01/25                        6,300
-------------------------------------------------------------------------------
   5,000   Cleveland Heights, CSD, AMBAC, RB, 4.750%, 06/01/99            5,036
-------------------------------------------------------------------------------
   4,500   Columbus, Electric System Revenue, Monthly VRDNs, Union
            Bank of Switzerland LOC, 3.300%, 09/01/09                     4,500
-------------------------------------------------------------------------------
   8,500   Columbus, SSRB, Weekly VRDNs, Series 1994, 3.900%, 06/01/11    8,500
-------------------------------------------------------------------------------
   1,500   Columbus, Weekly VRDNs, Westdeutsche Landersbank LOC,
            3.850%, 06/01/16                                              1,500
-------------------------------------------------------------------------------
  14,500   Columbus, Weekly VRDNs, GO, Westdeutsche Landersbank LOC,
            3.850%, 12/01/17                                             14,500
-------------------------------------------------------------------------------
   2,000   Cuyahoga County, HRB, Weekly VRDNs, Cleveland Clinic
            Foundation, Chase Manhattan Bank LOC, 4.100%, 01/01/24        2,000
-------------------------------------------------------------------------------
     585   Cuyahoga County, Cleveland Neighborhood, RB, Key Bank LOC,
            3.400%, 06/01/99 (e)                                            585
-------------------------------------------------------------------------------
   6,200   Cuyahoga County, Daily VRDNs, Cleveland Orchestra, Bank of
            America LOC, 5.000%, 04/01/28                                 6,200
-------------------------------------------------------------------------------
   1,900   Cuyahoga County, HRB, Weekly VRDNs, Cleveland Clinic,
            Series 1996A, Morgan Guaranty LOC, 5.000%, 01/01/26           1,900
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Principal
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Ohio - (Continued)
-------------------------------------------------------------------------------
  $2,000   Cuyahoga County, HRB, Weekly VRDNs, Cleveland Clinic,
            Series B, 4.100%, 01/01/26                                   $2,000
-------------------------------------------------------------------------------
   2,000   Cuyahoga County, HRB, Weekly VRDNs, Cleveland Clinic,
            Series B, 4.050%, 01/01/26                                    2,000
-------------------------------------------------------------------------------
   1,400   Cuyahoga County, IDA, Weekly VRDNs, Allen Group Inc.,
            Dresdner Bank AG, NY LOC, 3.850%, 12/01/15                    1,400
-------------------------------------------------------------------------------
     975   Cuyahoga County, IDR, Fogg Centax 11 Project, Equitable
            Federal LOC, 3.850%, 07/01/99 (e)                               975
-------------------------------------------------------------------------------
   1,600   Cuyahoga County, IDR, Weekly VRDNs, Edgecomb Metals, Banque
            Nationale De Paris LOC, 4.000%, 09/01/09                      1,600
-------------------------------------------------------------------------------
   2,000   Dayton, BANs, 3.650%, 06/15/99                                 2,002
-------------------------------------------------------------------------------
   1,500   Dublin , CSD, GO, 3.900%, 04/14/99                             1,502
-------------------------------------------------------------------------------
   1,800   Dover, BANs, 3.990%, 09/09/99                                  1,803
-------------------------------------------------------------------------------
   1,600   Elyria, BANs, 4.050%, 06/03/99                                 1,602
-------------------------------------------------------------------------------
   1,000   Erie County, BANs, 4.250%, 06/01/99                            1,002
-------------------------------------------------------------------------------
   1,300   Erie County, BANs, 3.375%, 11/18/99                            1,304
-------------------------------------------------------------------------------
   2,000   Euclid, BANs, 3.220%, 12/30/99                                 2,003
-------------------------------------------------------------------------------
   1,242   Euclid, CSD, BANs, 3.990%, 06/17/99                            1,243
-------------------------------------------------------------------------------
   1,600   Evendale, IDR, Weekly VRDNs, Shaver Real Estate, ABN AMRO
            Bank LOC, 3.750%, 09/01/15                                    1,600
-------------------------------------------------------------------------------
   1,100   Fairborn, BANs, 3.750%, 03/23/99                               1,100
-------------------------------------------------------------------------------
   1,600   Fairfield, BANs, 3.80%, 08/27/99                               1,602
-------------------------------------------------------------------------------
   4,000   Franklin County, HRB, Weekly VRDNs, Series 1996, U.S.
            Health, Morgan Guaranty Trust LOC, 4.050%, 12/01/21           4,000
-------------------------------------------------------------------------------
   1,100   Franklin County, HRB, Weekly VRDNs, Childrens Hospital,
            Banc One SPA, 4.150%, 12/01/14                                1,100
-------------------------------------------------------------------------------
   3,500   Franklin County, HRB, Weekly VRDNs, Franciscan Sisters,
            Chase Manhattan Bank LOC, 4.900%, 07/01/15                    3,500
-------------------------------------------------------------------------------

                                                              -----------------
Huntington Ohio Municipal Money Market Fund                   (Continued)

-------------------------------------------------------------------------------
 Principal
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Ohio (Continued)
-------------------------------------------------------------------------------
  $2,500   Franklin County, HRB, Weekly VRDNs, Holy Cross Health,
            Morgan Guaranty Trust LOC, 4.000%, 06/01/16                  $2,500
-------------------------------------------------------------------------------
     750   Franklin County, IDR, Weekly VRDNs, Columbus College Art &
            Design, Bank One LOC, 4.050%, 10/01/11                          750
-------------------------------------------------------------------------------
   1,400   Franklin County, Weekly VRDNs, Dominican Sisters, Fifth
            Third Bank LOC, 4.050%, 12/01/16                              1,400
-------------------------------------------------------------------------------
   2,500   Franklin County, HRB, Series 1998, Weekly VRDNs, 4.100%,
            12/01/28                                                      2,500
-------------------------------------------------------------------------------
   2,500   Gahanna Jefferson, CSD, BANs, 4.000%, 04/15/99                 2,507
-------------------------------------------------------------------------------
   1,100   Hamilton County, Monthly VRDNs, Automated Data Processing
            Co., 3.500%, 10/15/12                                         1,100
-------------------------------------------------------------------------------
   2,900   Hamilton County, Health Care System, Weekly VRDNs, West
            Park, Fifth Third Bank LOC, 4.000%, 07/01/17                  2,900
-------------------------------------------------------------------------------
   2,000   Hamilton County, HRB, Weekly VRDNs, Childrens Hospital,
            Series A, PNC Bank LOC, 4.000%, 05/15/17                      2,000
-------------------------------------------------------------------------------
   2,000   Hamilton County, HRB, Weekly VRDNs, Bank One Indiana N.A.
            LOC, 4.050%, 01/01/30                                         2,000
-------------------------------------------------------------------------------
   7,500   Hamilton County, HRB, Weekly VRDNs, Health Alliance, Series
            A, MBIA, 4.050%, 01/01/18                                     7,500
-------------------------------------------------------------------------------
   1,900   Hamilton County, HRB, Weekly VRDNs, Health Alliance, Series
            B, MBIA,4.000%, 01/01/18                                      1,900
-------------------------------------------------------------------------------
   1,000   Hamilton County, Weekly VRDNs, Cincinnati Arts Association,
            Fifth Third Bank LOC, 4.050%, 05/01/13                        1,000
-------------------------------------------------------------------------------
   4,000   Hamilton County, HRB, Weekly VRDNs, Heath Alliance, Series
            E, MBIA, 4.050%, 01/01/18                                     4,000
-------------------------------------------------------------------------------
   2,000   Hancock County, BANs, 3.42%, 12/01/99                          2,007
-------------------------------------------------------------------------------
   1,500   Highland Heights, BANs, 3.250%, 11/18/99                       1,503
-------------------------------------------------------------------------------
   1,000   Hilliard, BANs, 3.850%, 09/09/99                               1,002
-------------------------------------------------------------------------------
   1,340   Lakota, LSD, BANs, 4.000%, 06/10/99                            1,341
-------------------------------------------------------------------------------
   1,000   Lebanon, BANs, 4.070%, 05/27/99                                1,001
-------------------------------------------------------------------------------
   1,745   Lorain County, Weekly VRDNs, Elyria Methodist Project, Key
            Bank LOC, 4.100%, 06/01/12                                    1,745
-------------------------------------------------------------------------------
   1,820   Lorain County, Weekly VRDNs, United Methodist Project, Key
            Bank LOC, 4.100%, 06/01/22                                    1,820
-------------------------------------------------------------------------------
   1,000   Loveland, GO, BANs, 3.860%, 09/09/99                           1,001
-------------------------------------------------------------------------------
   5,000   Lucas County, Weekly VRDNs, RB, Toledo Zoological Society,
            Key Bank LOC, 4.000%, 10/01/05                                5,000
-------------------------------------------------------------------------------
   1,000   Lyndhurst, BANs, 3.869%, 03/17/99                              1,000
-------------------------------------------------------------------------------
   4,000   Mt. Vernon Nazarene College, National City Bank LOC,
            4.750%, 03/01/99                                              4,009
-------------------------------------------------------------------------------
     920   Mahoning County, Daily VRDNs, Series 1992, Copeland Oaks,
            Bank One LOC, 4.050%, 04/01/17                                  920
-------------------------------------------------------------------------------
   2,000   Mahoning County, Weekly VRDNS, HRB, Forum Health Obligation
            Group B, MBIA, 4.000%, 12/01/28                               2,000
-------------------------------------------------------------------------------
     900   Marion County, Weekly VRDNs, Bank One LOC, 4.050%, 08/01/20      900
-------------------------------------------------------------------------------
   2,900   Mason County, EDR, Weekly VRDNs, Cedar Village Project,
            4.030%, 12/01/07                                              2,900
-------------------------------------------------------------------------------
   1,500   Mason, CSD, BANs, Series A, 4.020%, 02/18/99                   1,501
-------------------------------------------------------------------------------
   1,000   Medina, BANs, 3.940%, 06/17/99                                 1,001
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Principal
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Ohio (Continued)
-------------------------------------------------------------------------------
  $2,000   Middleburg Heights, Weekly VRDNs, Southwest General Health,
            Key Bank LOC, 4.050%, 08/15/22                               $2,000
-------------------------------------------------------------------------------
   1,300   Montgomery County, Daily VRDNs, Series A, Miami Valley
            Hospital, National City Bank SPA, 5.000%, 11/15/22            1,300
-------------------------------------------------------------------------------
   1,000   Morrow County, Weekly VRDNs, Field Container, American
            National Bank LOC, 4.050%, 12/01/99                           1,000
-------------------------------------------------------------------------------
   1,000   Ohio School Districts Cash Flow Borrowing Program, BANs,
            4.050%, 06/30/99                                              1,002
-------------------------------------------------------------------------------
   2,500   Ohio State Air Quality Development Authority,
            Cleveland Electric, RB, 3.000%, 02/02/99 (e)                  2,500
-------------------------------------------------------------------------------
   3,900   Ohio State Air Quality Development Authority, Daily VRDNs,
            Mead Corp., Deutsche Bank LOC, 4.900%, 10/01/01               3,900
-------------------------------------------------------------------------------
     700   Ohio State Air Quality Development Authority, Daily VRDNs,
            Series B, 5.200%, 12/01/15                                      700
-------------------------------------------------------------------------------
   2,000   Ohio State Air Quality Development Authority, RB, Cleveland
            Electric, FGIC, 3.400%, 01/13/99 (e)                          2,000
-------------------------------------------------------------------------------
   3,200   Ohio State Environmental Improvement, Weekly VRDNs, USX
            Corp., Sanwa Bank LOC,4.050%, 05/01/11                        3,200
-------------------------------------------------------------------------------
   3,200   Ohio State, HEF, Weekly VRDNs, Oberlin College, Morgan
            Guaranty Trust LOC, 3.950%, 10/01/15                          3,200
-------------------------------------------------------------------------------
   3,900   Ohio State, HEF, Weekly VRDNs, 4.050%, 09/01/17                3,900
-------------------------------------------------------------------------------
   1,000   Ohio State, HEF, Weekly VRDNs, Mt. Vernon Nazarene College,
            National City Bank LOC, 4.100%, 09/01/09                      1,000
-------------------------------------------------------------------------------
   3,000   Ohio State, HEF, Weekly VRDNs, Malone College, National
            City Corp. LOC, 4.100%, 10/01/22                              3,000
-------------------------------------------------------------------------------
   3,600   Ohio State Water Development Authority, Daily VRDNs, Mead
            Corp., Swiss Bank LOC, 4.900%, 11/01/15                       3,600
-------------------------------------------------------------------------------
   4,000   Ohio State Water Development Authority, Weekly VRDNs,
            Cleveland Electric, First Chicago LOC, 4.100%, 07/01/20       4,000
-------------------------------------------------------------------------------
   1,000   Ohio State Water Development, RB, Series A,
            Cleveland Electric, FGIC, 3.650%, 01/13/99 (f)                1,000
-------------------------------------------------------------------------------
   4,865   Ohio St. Pub Facs, 4.750%, 05/01/99                            4,893
-------------------------------------------------------------------------------
     935   Orrville, HRB, Weekly VRDNs, National City Bank LOC,
            4.000%, 12/01/07                                                935
-------------------------------------------------------------------------------
   1,000   Ottawa, BANs, 4.000%, 08/06/99                                 1,003
-------------------------------------------------------------------------------
   2,000   Reynoldsburg, BANs, 3.750%, 03/01/99                           2,003
-------------------------------------------------------------------------------
   1,000   Sandusky, BANs, 3.875%, 09/16/99                               1,003
-------------------------------------------------------------------------------
   1,000   Sandusky, BANs, 4.125%, 07/29/99                               1,003
-------------------------------------------------------------------------------
   3,000   Sharonville, IDR, Weekly VRDNs, Edgecomb Metals, Banque
            Nationale De Paris LOC, 4.000%, 11/01/09                      3,000
-------------------------------------------------------------------------------
   1,000   Summit County, BANs, 4.500%, 06/03/99                          1,003
-------------------------------------------------------------------------------
   2,500   Summit County, BANs, 3.625%, 11/18/99                          2,516
-------------------------------------------------------------------------------
   1,500   Sycamore Community School, BANs, 4.200%,
            06/29/99                                                      1,508
-------------------------------------------------------------------------------
   2,000   The Ohio State University, RB, 3.050%, 01/20/99                2,000
-------------------------------------------------------------------------------
   2,350   The Ohio State University, Weekly VRDNs, General Receipts,
            RB, 3.900%, 12/01/27                                          2,350
-------------------------------------------------------------------------------
   7,040   The Ohio State University, Weekly VRDNs, Series 1986B,
            National Westminster Bank PLC LOC, 4.100%, 12/01/06           7,040
-------------------------------------------------------------------------------

                                                              -----------------
Huntington Ohio Municipal Money Market Fund                   (Continued)

------------------------------------------------------------------------------
 Principal
 Amount                                                                  Value
 (000)                                                                   (000)
------------------------------------------------------------------------------
 Ohio (Continued)
------------------------------------------------------------------------------
  $1,660   The Ohio State
            University, Weekly
            VRDNs, Series 1985B,
            National Westminster
            Bank PLC LOC, 4.100%,
            12/01/01                                                    $1,660
------------------------------------------------------------------------------
   2,500   Toledo Lucas, RB,
            3.700%, 01/06/99 (e)                                         2,500
------------------------------------------------------------------------------
   1,750   University of
            Cincinnati, General
            Receipts, BANs,
            3.800%, 03/01/99                                             1,751
------------------------------------------------------------------------------
     885   Vermillion, BANs,
            3.500%, 10/28/99                                               887
------------------------------------------------------------------------------
   1,000   Warren County, IDR,
            Weekly VRDNs, Pioneer
            Industrial, Bank of
            Tokyo-Mitsubishi Bank
            LOC, 5.250%, 12/01/05                                        1,000
------------------------------------------------------------------------------
   2,500   Wooster, BANs, 3.300%,
            10/14/99                                                     2,502
------------------------------------------------------------------------------
     700   Wooster, IDR, Weekly
            VRDNs, Allen Group,
            National Bank of
            Detroit LOC, 4.150%,
            12/01/10                                                       700
------------------------------------------------------------------------------
 Total Ohio (at amortized cost)                                        237,001
------------------------------------------------------------------------------

------------------------------------------------------------------------------

 Principal
 Amount                                                                 Value
 (000)                                                                  (000)
-----------------------------------------------------------------------------
 Other - 0.9%
-----------------------------------------------------------------------------
  $   41   Nuveen Tax-Exempt
            Money Market Fund,
            Inc., 3.350%                                             $     41
-----------------------------------------------------------------------------
      96   Merrill Lynch
            Institution Tax-
            Exempt Fund, 3.600%                                            96
-----------------------------------------------------------------------------
   2,000   Puerto Rico
            Commonwealth, Tax &
            Revenue Anticipation
            Note, Series A.,
            3.500%, 07/30/99                                            2,008
-----------------------------------------------------------------------------
 Total Other                                                            2,145
-----------------------------------------------------------------------------
 Total Investments (at amortized
  cost)                                                              $239,146
-----------------------------------------------------------------------------

See Notes To Portfolios of Investments page 26.
                                                         --------------------
Huntington U.S. Treasury Money Market Fund                 December 31, 1998
-----------------------------------------------------------------------------

 Principal                                                             Market
 Amount                                                                 Value
 (000)                                                                  (000)
-----------------------------------------------------------------------------
 (a) U.S. Treasury Bills - 47.6%
-----------------------------------------------------------------------------
  $35,000  4.300%, 01/21/99                                           $34,916
-----------------------------------------------------------------------------
   10,000  4.490%, 01/21/99                                             9,975
-----------------------------------------------------------------------------
   30,000  4.740%, 01/28/99                                            29,893
-----------------------------------------------------------------------------
   25,000  4.425%, 02/04/99                                            24,896
-----------------------------------------------------------------------------
   20,000  4.955%, 02/11/99                                            19,887
-----------------------------------------------------------------------------
   20,000  4.860%, 02/18/99                                            19,870
-----------------------------------------------------------------------------
   20,000  4.640%, 03/04/99                                            19,840
-----------------------------------------------------------------------------
   30,000  4.360%, 03/18/99                                            29,724
-----------------------------------------------------------------------------
   25,000  4.110%, 04/01/99                                            24,743
-----------------------------------------------------------------------------
   30,000  4.340%, 04/22/99                                            29,599
-----------------------------------------------------------------------------
   10,000  4.440%, 06/10/99                                             9,803
-----------------------------------------------------------------------------
 Total U.S. Treasury Bills (at amortized cost)                        253,146
-----------------------------------------------------------------------------
 U.S. Treasury Notes - 3.8%
-----------------------------------------------------------------------------
   20,000  6.500%, 04/30/99                                            20,122
-----------------------------------------------------------------------------
 Total U.S. Treasury Notes (at amortized cost)                         20,122
-----------------------------------------------------------------------------
 Total U.S. Treasuries (at amortized cost)                            273,268
-----------------------------------------------------------------------------
 Repurchase Agreements - 48.9%
-----------------------------------------------------------------------------
   45,000  First Chicago, 5.000%, dated 12/28/98, due 01/04/99, repurchase price $45,043,750 (collateralized by U.S.
            Treasury obligations, total par value $38,015,000,
            7.250%, 05/15/16, total market value $46,360,250)          45,000
-----------------------------------------------------------------------------
   25,000  Lehman Brothers, Inc., 5.080%, dated 12/28/98, due
            01/04/99, repurchase price $25,024,694 (collateralized by
            U.S. Treasury obligations, total par value $17,945,000,
            8.875%, 08/15/17, total market value $25,866,035)          25,000
-----------------------------------------------------------------------------

----------------------------------------------------------------------------
 Principal                                                            Market
 Amount                                                                Value
 (000)                                                                 (000)
----------------------------------------------------------------------------
 Repurchase Agreements (Continued)
----------------------------------------------------------------------------
  $15,339  Morgan Stanley & Co., Inc., 4.620%, dated 12/31/98, due
            01/04/99, repurchase price $15,346,774 (collateralized by
            U.S. Treasury obligations, total par value $11,155,000,
            11.750%, 02/15/10, total market value $15,653,602)        $15,339
-----------------------------------------------------------------------------
   25,000  Smith Barney, Inc., 5.000%, dated 12/29/98, due 01/05/99, repurchase price $25,024,305 (collateralized by U.S.
            Treasury obligations, total par value $22,865,000,
            6.500%, 10/15/06, total market value $25,690,971)          25,000
-----------------------------------------------------------------------------
   50,000  First Boston Corp., 5.080%, dated 12/29/98, due 01/05/99, repurchase price $50,049,389 (collateralized by U.S.
            Treasury obligations, total par value $34,996,000,
            9.250%, 02/15/16, total market value $51,389,438)          50,000
-----------------------------------------------------------------------------
   50,000  Commerzbank, 5.150%, dated 12/30/98, due 01/06/99, repurchase price $50,050,069 (collateralized by U.S.
            Treasury obligations, total par value $49,635,000,
            5.875%, 08/31/99, total market value $51,005,532)          50,000
-----------------------------------------------------------------------------
   50,000  Goldman Sachs Co., 4.800%, dated 12/31/98, due 01/07/99, repurchase price $50,046,667 (collateralized by U.S.
            Treasury obligations, total par value $40,145,000,
            7.250%, 08/15/22, total market value $51,046,876)          50,000
-----------------------------------------------------------------------------
 Total Repurchase Agreements                                          260,339
-----------------------------------------------------------------------------
 Total Investments (at amortized cost)                                533,607
-----------------------------------------------------------------------------

See Notes To Portfolios of Investments page 26.

                                 ----------------------------------------------
Huntington Growth Fund           December 31, 1998

-------------------------------------------------------------------------------
                                                                         Market
 Shares                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Common Stock - 93.4%
-------------------------------------------------------------------------------
 Advertising - 1.8%
   75   Interpublic Group of Companies, Inc.                             $5,981
-------------------------------------------------------------------------------
 Business Equipment & Services - 0.8%
   38   Cintas Corp.                                                      2,677
-------------------------------------------------------------------------------
 Capital Goods - 1.5%
  110   Boeing Co.                                                        3,589
   33   Caterpillar, Inc.                                                 1,532
-------------------------------------------------------------------------------
                                                                          5,121
-------------------------------------------------------------------------------
 Chemicals - 2.6%
  150   Hanna (M.A.) Co.                                                  1,847
   17   Potash Corp.                                                      1,060
  200   Sigma Aldrich Corp.                                               5,875
-------------------------------------------------------------------------------
                                                                          8,782
-------------------------------------------------------------------------------
 Consumer Non-Durables - 5.4%
  100   Colgate-Palmolive Co.                                             9,287
  100   Fortune Brands, Inc.                                              3,162
   86   Gillette Co.                                                      4,155
   19   Procter & Gamble Co.                                              1,735
-------------------------------------------------------------------------------
                                                                         18,339
-------------------------------------------------------------------------------
 Consumer Products - 7.3%
  170   American Greetings Corp.                                          6,981
   28   Bestfoods                                                         1,491
   30   Lancaster Colony Corp.                                              964
   90   Media General, Inc., CL. A                                        4,786
  115   Newell Co.                                                        4,744
   43   Sara Lee Corp.                                                    1,212
   50   Wrigley Wm. Jr Co.                                                4,478
-------------------------------------------------------------------------------
                                                                         24,656
-------------------------------------------------------------------------------
 Containers & Packaging - 1.3%
  100   Avery Dennison Corp.                                              4,506
-------------------------------------------------------------------------------
 Electrical Equipment - 6.5%
   26   AMP, Inc.                                                         1,340
  150   Analog Devices, Inc.                                              4,706
   71   Emerson Electric Co.                                              4,429
   89   General Electric Co.                                              9,032
   67   Hubbell, Inc.                                                     2,556
-------------------------------------------------------------------------------
                                                                         22,063
-------------------------------------------------------------------------------
 Energy - 6.7%
  280   Anadarko Petroleum Corp.                                          8,645
   20   Exxon Corp.                                                       1,462
   27   Mobil Corp.                                                       2,396
   41   Royal Dutch Petroleum Co.                                         1,963
  175   Schlumberger Limited                                              8,072
-------------------------------------------------------------------------------
                                                                         22,538
-------------------------------------------------------------------------------
 Entertainment - 2.5%
   52   Carnival Corp.                                                    2,496
  211   Mattel, Inc.                                                      4,808
   36   The Walt Disney Co.                                               1,080
-------------------------------------------------------------------------------
                                                                          8,384
-------------------------------------------------------------------------------
 Financial - 3.3%
   70   American Express Co.                                              7,157
   24   Fannie Mae                                                        1,776
   60   Wells Fargo Co.                                                   2,396
-------------------------------------------------------------------------------
                                                                         11,329
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Principal Amount/                                                       Market
 Shares                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Common Stock (Continued)
-------------------------------------------------------------------------------
 Food & Beverage - 2.6%
         217       PepsiCo, Inc.                                         $8,883
-------------------------------------------------------------------------------
 Food Distributors - 2.0%
         247       Sysco Corp.                                            6,766
-------------------------------------------------------------------------------
 Health Care - 4.1%
         150       IMS Health Inc.                                       11,316
          37       Medtronic Inc.                                         2,717
-------------------------------------------------------------------------------
                                                                         14,033
-------------------------------------------------------------------------------
 Holding Company - 0.5%
                   Berkshire Hathaway Inc. CL-A*                          1,715
-------------------------------------------------------------------------------
 Industrial Products - 2.1%
          46       Illinois Tool Works, Inc.                              2,904
         257       RPM, Inc.                                              4,120
-------------------------------------------------------------------------------
                                                                          7,024
-------------------------------------------------------------------------------
 Insurance - 1.9%
          68       American International Group                           6,558
-------------------------------------------------------------------------------
 Medical Supplies - 1.6%
         200       Boston Scientific Corp.*                               5,363
-------------------------------------------------------------------------------
 Pharmaceuticals - 17.7%
         266       Abbott Laboratories                                   13,014
          38       American Home Products Corp.                           2,140
          75       Johnson & Johnson                                      6,291
          77       Merck & Co.                                           11,446
          75       Pfizer, Inc.                                           9,471
          31       Pharmacia & Upjohn, Inc.                               1,755
         290       Schering-Plough Corp.                                 16,023
-------------------------------------------------------------------------------
                                                                         60,140
-------------------------------------------------------------------------------
 Retail - 11.7%
         340       Home Depot                                            20,804
          98       Kohl's Corp. *                                         6,021
         222       Walgreen                                              12,989
-------------------------------------------------------------------------------
                                                                         39,814
-------------------------------------------------------------------------------
 Technology - 7.6%
         170       Automatic Data Processing, Inc.                       13,632
          32       Computer Sciences Corp. *                              2,079
          26       Microsoft Corp. *                                      3,606
          59       Oracle Corp. *                                         2,533
          41       Solectron Corp. *                                      3,810
-------------------------------------------------------------------------------
                                                                         25,660
-------------------------------------------------------------------------------
 Telecommunications - 1.9%
          33       AirTouch Communications, Inc. *                        2,380
          36       Lucent Technologies, Inc.                              4,003
-------------------------------------------------------------------------------
                                                                          6,383
-------------------------------------------------------------------------------
 Total Common Stock (identified cost $141,687)                          316,715
-------------------------------------------------------------------------------
 (a) Commercial Paper - 7.6%
       5,000       Chevron Corp., 6.057%, 01/05/99                        5,000
       8,000       Ford Motor Credit Corp., 5.733%, 01/07/99              8,000
       5,000       General Motors Acceptance Credit Corp., 5.628%,
                    01/13/99                                              5,000
       7,661       Prudential Funding Corp., 4.502%, 01/04/99 (at
                    amortized cost)                                       7,661
-------------------------------------------------------------------------------
 Total Commercial Paper (identified cost $25,660)                        25,661
-------------------------------------------------------------------------------
 Total Investments (identified cost $167,347)                           342,376
-------------------------------------------------------------------------------

See Notes To Portfolios of Investments page 26.

                                         --------------------------------------
Huntington Income Equity Fund            December 31, 1998

-------------------------------------------------------------------------------
                                                                         Market
 Shares                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Common Stock - 84.5%
-------------------------------------------------------------------------------
 Banking & Finance - 18.9%
   63   Associates First Capital-A                                      $ 2,665
  130   Chase Manhattan Corp.                                             8,848
  194   First Union Corp.                                                11,822
  200   Fleet Financial Group, Inc.                                       8,937
  100   National City Corp.                                               7,250
  110   Ohio Casualty Corp.                                               4,524
   44   SunAmerica Inc.                                                   3,565
-------------------------------------------------------------------------------
                                                                         47,611
-------------------------------------------------------------------------------
 Basic Industry - 4.3%
   80   du Pont (E.I.) de Nemours & Co.                                   4,245
   90   PPG Industries, Inc.                                              5,242
  100   USEC, Inc.                                                        1,387
-------------------------------------------------------------------------------
                                                                         10,874
-------------------------------------------------------------------------------
 Capital Goods - 2.0%
  403   Worthington Industries, Inc.                                      5,031
-------------------------------------------------------------------------------
 Consumer Durables - 2.8%
  120   Ford Motor Co.                                                    7,042
-------------------------------------------------------------------------------
 Consumer Non-Durables - 8.0%
   80   Clorox Co.                                                        9,345
   60   Deluxe Corp.                                                      2,194
   70   Fortune Brands, Inc.                                              2,214
   70   Gallaher Group PLC-ADR                                            1,903
   50   International Flavor & Fragrances, Inc.                           2,209
   60   RJR Nabisco                                                       1,781
-------------------------------------------------------------------------------
                                                                         19,646
-------------------------------------------------------------------------------
 Electrical Equipment - 4.4%
  108   General Electric Co.                                             11,023
-------------------------------------------------------------------------------
 Energy - 9.1%
   85   Atlantic Richfield Co.                                            5,546
   84   Exxon Corp.                                                       6,142
  100   Royal Dutch Petroleum Co., ADR                                    4,787
  120   Texaco, Inc.                                                      6,345
-------------------------------------------------------------------------------
                                                                         22,820
-------------------------------------------------------------------------------
 Pharmaceuticals - 9.9%
  160   American Home Products Corp.                                      9,010
   70   Bristol-Meyers Squibb Co.                                         9,367
  116   Pharmacia & Upjohn, Inc.                                          6,569
-------------------------------------------------------------------------------
                                                                         24,946
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Principal Amount/                                                       Market
 Shares                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Common Stock (Continued)
-------------------------------------------------------------------------------
 Real Estate Investment Trusts - 3.6%
          80       Developers Diversified Realty Corp.                  $ 1,420
          85       Mack-Cali Realty Corp.                                 2,624
         145       National Health Properties, Inc.                       3,127
          66       Simon DeBartolo Group, Inc.                            1,867
-------------------------------------------------------------------------------
                                                                          9,038
-------------------------------------------------------------------------------
 Technology - 4.2%
          90       Xerox Corp.                                           10,620
-------------------------------------------------------------------------------
 Telecommunications - 8.6%
          60       Bell Atlantic Corp.                                    3,409
         100       GTE Corp.                                              6,744
         200       Hong Kong Telecom Ltd., ADR                            3,513
         125       US West Communications Group                           8,078
-------------------------------------------------------------------------------
                                                                         21,744
-------------------------------------------------------------------------------
 Utilities - 8.7%
         315       DPL, Inc.                                              6,812
         120       Ipalco Enterprises, Inc.                               6,638
          90       Peoples Energy Corp.                                   3,589
         150       Wisconsin Energy Corp.                                 4,716
-------------------------------------------------------------------------------
                                                                         21,755
-------------------------------------------------------------------------------
 Total Common Stock (identified cost $98,152)                           212,150
-------------------------------------------------------------------------------
 Preferred Stock - 0.5%
-------------------------------------------------------------------------------
 Finance-Retail - 0.5%
          50       Prologist Trust, Series B Preferred                    1,319
-------------------------------------------------------------------------------
 Total Preferred Stock (identified cost $1,250)                           1,319
-------------------------------------------------------------------------------
 Corporate Bonds - 13.3%
      $5,000       BankAmerica Corp., 7.125%, 03/01/09                    5,531
       5,000       Ford Global Bond, 7.200%, 06/15/07                     5,519
       2,000       General Motors, 8.800%, 03/01/21                       2,538
       5,000       Hydro-Quebec, 7.500%, 04/01/16                         5,594
       3,000       J.C. Penney & Co., 7.600%, 04/01/07                    3,300
       2,000       KeyCorp Institutional Capital-A, 7.826%, 12/01/26      2,175
       3,000       USX Corp., 9.375%, 02/15/12                            3,626
       5,000       Weyerhaeuser Co., 6.950%, 08/01/17                     5,013
-------------------------------------------------------------------------------
 Total Corporate Bonds (identified cost $31,510)                         33,296
-------------------------------------------------------------------------------
 (a) Commercial Paper - 1.3%
       3,187       Prudential Funding Corp., 4.502%, 01/04/99             3,187
-------------------------------------------------------------------------------
 Total Commercial Paper (identified cost $3,187)                          3,187
-------------------------------------------------------------------------------
 Total Investments (identified cost $134,099)                           249,952
-------------------------------------------------------------------------------

See Notes To Portfolios of Investments page 26.
                                               ---------------------------------
Huntington Michigan Tax-Free Fund              December 31, 1998
--------------------------------------------------------------------------------

 Principal                                                                Market
 Amount                                                                    Value
 (000)                                                                     (000)
--------------------------------------------------------------------------------
 Michigan Municipal Securities - 96.9%
--------------------------------------------------------------------------------
   $710    Ann Arbor, Water Supply System, Series T, MBIA, RB, 7.375%,
            02/01/03                                                       $802
--------------------------------------------------------------------------------
    150    Bay County, West Side Regional, Sewer Disposal System, RB,
            6.400%, 05/01/01                                                154
--------------------------------------------------------------------------------
    475    Byron Center, Public Schools, GO, 4.800%, 05/01/11               483
--------------------------------------------------------------------------------
    305    Byron Center, Public Schools, GO, 4.900%, 05/01/12               310
--------------------------------------------------------------------------------
    500    Cadillac, Public Schools, FGIC, GO, 5.375%, 05/01/10             527
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal                                                                Market
 Amount                                                                    Value
 (000)                                                                     (000)
--------------------------------------------------------------------------------
 Municipal Securities (Continued)
--------------------------------------------------------------------------------
   $230    Cedar Springs, Unlimited Tax, GO, 4.850%, 05/01/12              $233
--------------------------------------------------------------------------------
    500    Chelsea, SDA, FGIC, GO, 5.500%, 05/01/08                         546
--------------------------------------------------------------------------------
    200    Clio, SDA, GO, 7.200%, 05/01/01                                  206
--------------------------------------------------------------------------------
    500    Dearborn, SDA, GO, 5.250%, 05/01/06                              530
--------------------------------------------------------------------------------
    250    Detroit, SDA, AMBAC, GO, Pre-refunded at 102, 7.100%,
            05/01/01 (c)                                                    274
--------------------------------------------------------------------------------
    500    Detroit, Sewer Disposal, MBIA, RB, 5.000%, 07/01/11              517
--------------------------------------------------------------------------------

                                               --------------------------------
Huntington Michigan Tax-Free Fund              (Continued)

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Municipal Securities (Continued)
-------------------------------------------------------------------------------
    $500   Fowlerville, Community, SDA, MBIA, GO, 5.350%, 05/01/10        $529
-------------------------------------------------------------------------------
     545   Grand Rapids, Downtown Development Authority, MBIA, TA,
            6.600%, 06/01/08                                               616
-------------------------------------------------------------------------------
     500   Grand Rapids, Water Supply Authority, FGIC, RB, 6.625%,
            01/01/08                                                       533
-------------------------------------------------------------------------------
     310   Grandville, Public SDA, FGIC, GO, 6.000%, 05/01/05              343
-------------------------------------------------------------------------------
     490   Greenville, Public School District, GO, 4.900%, 05/01/13        494
-------------------------------------------------------------------------------
     500   Grosse Ile Township, SDA, FGIC, GO, Pre-refunded at 100,
            5.600%, 05/01/07 (c)                                           553
-------------------------------------------------------------------------------
     500   Harrison, Community School Project, AMBAC, GO, 5.800%,
            05/01/05                                                       548
-------------------------------------------------------------------------------
     655   Holland, Water Supply System, Series A, RB, 5.250%,
            07/01/12                                                       679
-------------------------------------------------------------------------------
     355   Holton, Public Schools, FGIC, RB, 4.800%, 05/01/13              355
-------------------------------------------------------------------------------
     500   Huron Valley, SDA, FGIC, GO, 5.450%, 05/01/08                   548
-------------------------------------------------------------------------------
     500   Jenison, Michigan Public School Authority, FGIC, GO,
            5.400%, 05/01/08                                               539
-------------------------------------------------------------------------------
     450   Kelloggsville, FGIC, RB, 5.00%, 05/01/03                        457
-------------------------------------------------------------------------------
     500   Kenowa Hills, Public Schools, MBIA, GO, 5.500%, 05/01/08        538
-------------------------------------------------------------------------------
      45   Kent, HFA, Blodgett Memorial Medical Center Project, Series
            A, RB, 6.875%, 07/01/99                                         46
-------------------------------------------------------------------------------
     500   Kent, HFA, Blodgett Memorial Hospital Project, MBIA, RB,
            5.750%, 07/01/09                                               507
-------------------------------------------------------------------------------
     200   Kent, HFA, Mary Free Hospital Project, Series A, RB,
            6.500%, 04/01/05                                               212
-------------------------------------------------------------------------------
     500   Kent, HFA, Pine Rest Christian Hospital Project, FGIC, RB,
            6.500%, 11/01/10                                               541
-------------------------------------------------------------------------------
     780   Lake Orion, Community School District, GO, 4.950%, 05/01/11     799
-------------------------------------------------------------------------------
     500   Lake Shore, Public Schools, Macomb County, GO, 5.400%,
            05/01/12                                                       531
-------------------------------------------------------------------------------
     525   Lansing, Building Authority, GO, ETM, 7.150%, 06/01/03          558
-------------------------------------------------------------------------------
     350   Lenawee County, Building Authority, Human Services Project,
            AMBAC, GO, 6.000%, 05/01/09                                    383
-------------------------------------------------------------------------------
     500   Lincoln Park, SDA, FGIC, GO, 5.500%, 05/01/06                   542
-------------------------------------------------------------------------------
     200   Macomb County, Waste Water Disposal Project, GO, 6.500%,
            11/01/99                                                       204
-------------------------------------------------------------------------------
     110   Mancelona, Public Schools, GO, 5.200%, 05/01/12                 113
-------------------------------------------------------------------------------
     500   Mattawan, SDA, GO, 6.400%, 05/01/09                             543
-------------------------------------------------------------------------------
     235   Michigan State, AMBAC, RB, Pre-refunded at 100, 6.400%,
            01/01/99 (c)                                                   235
-------------------------------------------------------------------------------
     750   Michigan State, RB, 5.250%, 01/01/08                            776
-------------------------------------------------------------------------------
     500   Michigan State Building Authority, AMBAC, GO, 6.750%,
            10/01/07                                                       550
-------------------------------------------------------------------------------
   1,000   Michigan State Environmental Protection Program, GO, Pre-
            refunded at 102, 6.250%, 11/01/02 (c)                        1,105
-------------------------------------------------------------------------------
     350   Michigan State, HEA, Hope College Project, Series B, RB,
            5.900%, 04/01/09                                               366
-------------------------------------------------------------------------------
     500   Michigan State, HEA, Student Loan, Series 13, AMBAC, RB,
            5.700%, 04/01/02                                               521
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Municipal Securities (Continued)
-------------------------------------------------------------------------------
   $300    Michigan State, HFA, Central Michigan Community Hospital,
            Series A, RB, 5.750%, 10/01/02                                 $314
-------------------------------------------------------------------------------
    450    Michigan State, HFA, Daughters Charity Project, RB, 5.500%,
            11/01/05                                                        486
-------------------------------------------------------------------------------
    500    Michigan State, HFA, Detroit Medical Center Project, Series
            A, RB, 6.375%, 08/15/09                                         539
-------------------------------------------------------------------------------
    500    Michigan State, HFA, Mercy Health Services, Series Q,
            AMBAC, RB, 5.100%, 08/15/07                                     529
-------------------------------------------------------------------------------
    660    Michigan State, HFA, Otsego Memorial Hospital Project, RB,
            6.000%, 01/01/09                                                701
-------------------------------------------------------------------------------
    615    Michigan State, HFA, Sparrow Obligated Group Project, MBIA,
            RB, 6.300%, 11/15/03                                            664
-------------------------------------------------------------------------------
    200    Michigan State, HFA, Saint John Hospital Project, Series A,
            AMBAC, RB, 5.750%, 05/15/04                                     217
-------------------------------------------------------------------------------
    420    Michigan State Housing Development Authority, Walled Lake
            Villa Project, FSA, RB, 5.850%, 04/15/07                        456
-------------------------------------------------------------------------------
    400    Michigan State Strategic Fund, Lutheran Social Services
            Project, RB, 5.200%, 09/01/04                                   417
-------------------------------------------------------------------------------
    435    Northern Michigan University, AMBAC, RB, Pre-refunded at
            102, 5.500%, 06/01/03 (c)                                       472
-------------------------------------------------------------------------------
    500    Oakland County, EDA, Cranbrock Elderly Community Project,
            RB, 6.375%, 11/01/14                                            563
-------------------------------------------------------------------------------
    500    Oakland County, Sewer Revenue, 6.250%, 11/01/06                  515
-------------------------------------------------------------------------------
    500    Ottawa County, Holland Township Extension, GO, 6.800%,
            08/01/05                                                        538
-------------------------------------------------------------------------------
    500    Paw Paw, Public School District, FGIC, GO, 6.500%, 05/01/09      588
-------------------------------------------------------------------------------
    150    Rochester Hills, SDA, GO, Pre-refunded at 100, 6.500%,
            05/01/02 (c)                                                    163
-------------------------------------------------------------------------------
    500    Rockford, Public School Authority, GO, 5.600%, 05/01/05          534
-------------------------------------------------------------------------------
    640    Saginaw Valley State University, RB, 5.000%, 07/01/12            656
-------------------------------------------------------------------------------
    500    Saint Joseph, Mercy Memorial Medical Center, AMBAC, RB,
            5.125%, 01/01/09                                                522
-------------------------------------------------------------------------------
    230    Saranac, SDA, GO, 5.700%, 05/01/07                               248
-------------------------------------------------------------------------------
    400    Troy Downtown Development Authority, Series A, TA, RB,
            6.100%, 11/01/10                                                447
-------------------------------------------------------------------------------
    300    University of Michigan, HR, Series A-1, RB, 5.250%,
            12/01/10                                                        318
-------------------------------------------------------------------------------
    500    University of Michigan, Major Capital Projects, RB, 5.800%,
            04/01/10                                                        534
-------------------------------------------------------------------------------
    500    Utica, Community Schools Project, GO, 5.700%, 05/01/06           541
-------------------------------------------------------------------------------
    405    Warren, Transportation Fund, GO, 5.000%, 06/01/07                415
-------------------------------------------------------------------------------
    500    West Ottawa, Public School District, FGIC, GO, 5.400%,
            05/01/09                                                        534
-------------------------------------------------------------------------------
 Total Michigan Securities (identified cost $29,889)                     31,757
-------------------------------------------------------------------------------
 Cash Equivalent - 2.0%
    652    Federated Michigan Municipal Cash Trust, 3.530%                  652
-------------------------------------------------------------------------------
 Total Cash Equivalent (identified cost $652)                               652
-------------------------------------------------------------------------------
 Total Investments (identified cost $30,541)                             32,409
-------------------------------------------------------------------------------

See Notes To Portfolios of Investments page 26.

                                          -------------------------------------
Huntington Ohio Tax-Free Fund             December 31, 1998

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Ohio Long-Term Municipal Securities - 94.2%
--------------------------------------------------------------------------------
   $500    Akron, GO, 5.300%, 12/01/11                                     $529
--------------------------------------------------------------------------------
    215    Alliance, CSD, AMBAC, GO, 6.200%, 12/01/01                       230
--------------------------------------------------------------------------------
    300    Aurora, CSD, FGIC, GO, 5.500%, 12/01/07                          328
--------------------------------------------------------------------------------
    280    Avon Lake, Water System, AMBAC, RB, 5.100%, 10/01/05             294
--------------------------------------------------------------------------------
    250    Beachwood, CSD, GO, 6.600%, 12/01/04                             273
--------------------------------------------------------------------------------
    200    Bedford, CSD, Energy Conservation Improvement, GO,
             5.400%, 06/15/03                                               211
--------------------------------------------------------------------------------
    215    Bedford, CSD, Energy Conservation Improvement, GO,
             5.350%, 06/15/02                                               225
--------------------------------------------------------------------------------
    250    Blue Ash, GO, 6.500%, 11/01/99                                   257
--------------------------------------------------------------------------------
    500    Butler County, GO, 5.000%, 12/01/12                              512
--------------------------------------------------------------------------------
    250    Butler County, Middletown Hospital, FGIC, HRB 5.250%, 11/15/00   258
--------------------------------------------------------------------------------
    250    Centerville, CSD, GO, 6.625%, 12/01/99                           257
--------------------------------------------------------------------------------
    500    Chagrin Falls, Exempted School District, GO, 5.100%, 12/01/10    529
--------------------------------------------------------------------------------
    250    Cincinnati, GO, 6.750%, 12/01/01                                 271
--------------------------------------------------------------------------------
    500    Cleveland Heights, Series B, GO, 5.600%, 12/01/02                533
--------------------------------------------------------------------------------
    500    Cleveland, Water Works Improvement, RB, 5.250%, 01/01/13         525
--------------------------------------------------------------------------------
    200    Cleveland, Series B, AMBAC, GO, 6.400%, 10/01/02                 217
--------------------------------------------------------------------------------
    500    Cleveland, Public Power System, Series B, MBIA, RB,
             5.900%, 11/15/01                                               530
--------------------------------------------------------------------------------
    250    Columbus, CSD, FGIC, GO, 5.050%, 12/01/02                        261
--------------------------------------------------------------------------------
    214    Columbus, GO, 5.700%, 07/15/06                                   227
--------------------------------------------------------------------------------
    250    Columbus, GO, 6.300%, 04/15/03                                   263
--------------------------------------------------------------------------------
    500    Columbus, GO, 5.000%, 07/15/13                                   517
--------------------------------------------------------------------------------
    270    Columbus, Series 2, GO, 5.350%, 05/15/03                         287
--------------------------------------------------------------------------------
    500    Columbus, Series B, GO, 6.300%, 01/01/05                         541
--------------------------------------------------------------------------------
    300    Columbus, Series D, GO, 5.250%, 09/15/11                         315
--------------------------------------------------------------------------------
    250    Copley, Fairlawn, CSD, GO, 5.150%, 12/01/01                      260
--------------------------------------------------------------------------------
    500    Cuyahoga County, GO, 5.200%, 11/15/09                            541
--------------------------------------------------------------------------------
    500    Cuyahoga County, HRB, 5.250%, 01/01/13                           524
--------------------------------------------------------------------------------
    500    Cuyahoga County, Series B, GO, 4.500%, 10/01/00                  509
--------------------------------------------------------------------------------
    200    Cuyahoga Falls, MBIA, GO, 5.400%, 12/01/06                       217
--------------------------------------------------------------------------------
    500    Dayton, Capital Facilities, GO, 5.000%, 12/01/12                 513
--------------------------------------------------------------------------------
    400    Delaware, GO, 5.400%, 11/01/02                                   409
--------------------------------------------------------------------------------
    250    Dover, Electric System, FGIC, RB, 5.500%, 12/01/07               271
--------------------------------------------------------------------------------
    250    Dublin, CSD, FGIC, GO, 6.050%, 12/01/03                          274
--------------------------------------------------------------------------------
    250    Dublin, CSD, FGIC, GO, 6.150%, 12/01/04                          278
--------------------------------------------------------------------------------
    500    Dublin, CSD, MBIA, GO, 5.000%, 12/02/08                          530
--------------------------------------------------------------------------------
    250    Eastlake, GO, 5.000%, 12/01/04                                   265
--------------------------------------------------------------------------------
    440    Elyria, GO, 5.100%, 12/01/11                                     456
--------------------------------------------------------------------------------
    500    Euclid, GO, 5.000%, 12/01/12                                     516
--------------------------------------------------------------------------------
    500    Euclid, GO, 5.300%, 12/01/07                                     544
--------------------------------------------------------------------------------
    500    Euclid, GO, 5.450%, 12/01/08                                     549
--------------------------------------------------------------------------------
    250    Euclid, GO, 6.400%, 12/01/04                                     273
--------------------------------------------------------------------------------
    245    Fairfield, CSD, FGIC, GO, 5.650%, 12/01/06                       270
--------------------------------------------------------------------------------
    500    Findlay, GO, 5.500%, 07/01/08                                    553
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Ohio Long-Term Municipal Securities (Continued)
--------------------------------------------------------------------------------
   $250    Findlay, SSRB, 5.200%, 07/01/06                                 $266
--------------------------------------------------------------------------------
    500    Franklin County, GO, 5.050%, 12/01/05                            534
--------------------------------------------------------------------------------
    285    Franklin County, Convention Authority,
            MBIA, RB, 5.500%, 12/01/03                                      305
--------------------------------------------------------------------------------
    305    Franklin County, MBIA, GO, 6.000%, 09/01/06                      338
--------------------------------------------------------------------------------
    500    Franklin County, Childrens Hospital,
            Series A, HRB, 5.800%, 11/01/10                                 541
--------------------------------------------------------------------------------
    250    Franklin County, Childrens Hospital,
            Series A, HRB, 6.500%, 05/01/07                                 274
--------------------------------------------------------------------------------
    500    Franklin County, Childrens Hospital,
            Series A, HRB, Prerefunded at 102,
            6.400%, 11/01/01 (c)                                            546
--------------------------------------------------------------------------------
    550    Franklin County, Holy Cross Hospital, Series
            A, HRB, 7.200%, 06/01/00                                        575
--------------------------------------------------------------------------------
    515    Gahanna, GO, 5.250%, 06/01/02                                    539
--------------------------------------------------------------------------------
    580    Gahanna, GO, 5.550%, 06/01/05                                    631
--------------------------------------------------------------------------------
    250    Gahanna, Series A, GO, Pre-refunded at 102,
            6.400%, 06/01/01 (c)                                            270
--------------------------------------------------------------------------------
    250    Grandview Heights, GO, 7.100%, 12/01/06                          275
--------------------------------------------------------------------------------
    250    Grandview Heights, CSD, GO, 5.400%, 12/01/05                     271
--------------------------------------------------------------------------------
    300    Greene County, Water System, Series A,
            FGIC, RB, 5.750%, 12/01/09                                      334
--------------------------------------------------------------------------------
    500    Hamilton County, GO, 5.100%, 12/01/11                            520
--------------------------------------------------------------------------------
    505    Hamilton County, GO, 4.875%, 12/01/12                            518
--------------------------------------------------------------------------------
    250    Hamilton County, Childrens Hospital,
            MBIA, HRB, 4.600%, 05/15/00                                     253
--------------------------------------------------------------------------------
    500    Hamilton County, Childrens Hospital,
            Series D, FGIC, HRB, 4.900%, 05/15/03                           519
--------------------------------------------------------------------------------
    500    Hamilton County, Christ Hospital, Series A,
            FGIC, HRB, 6.500%, 01/01/02                                     527
--------------------------------------------------------------------------------
    300    Hamilton County, Museum Center, GO, 5.950%, 12/01/02             324
--------------------------------------------------------------------------------
    500    Hamilton County, SSRB, 4.700%, 12/01/09                          512
--------------------------------------------------------------------------------
    155    Hamilton County, Series A, SSRB, 6.300%, 12/01/01                165
--------------------------------------------------------------------------------
    305    Hamilton County, Series A, SSRB, 6.400%, 12/01/03                327
--------------------------------------------------------------------------------
     95    Hamilton County, Series A, SSRB, Pre-refunded
            at 102, 6.300%, 06/01/01 (c)                                    102
--------------------------------------------------------------------------------
    195    Hamilton County, Series A, SSRB, Pre-refunded
            at 102, 6.400%, 06/01/01 (c)                                    211
--------------------------------------------------------------------------------
    500    Hamilton County, Waste Water Systems, Series
            A, FSA, RB, 4.800%, 10/15/12                                    502
--------------------------------------------------------------------------------
    315    Hancock County, GO, 5.200%, 12/01/08                             339
--------------------------------------------------------------------------------
    500    Hilliard, CSD, GO, 4.800%, 12/01/08                              527
--------------------------------------------------------------------------------
    250    Hilliard, CSD, AMBAC, GO, 5.000%, 12/01/03                       262
--------------------------------------------------------------------------------
    500    Hilliard, CSD, Series A, GO, 5.350%, 12/01/04                    541
--------------------------------------------------------------------------------
    170    Hilliard, GO, 5.350%, 12/01/06                                   184
--------------------------------------------------------------------------------
    180    Hilliard, GO, 5.500%, 12/01/07                                   197
--------------------------------------------------------------------------------
    245    Indian Hill, Water Works, RB, 4.900%, 06/01/05                   258
--------------------------------------------------------------------------------
    500    Jefferson County, GO, 4.950%, 12/01/12                           519
--------------------------------------------------------------------------------
    500    Kent State University, MBIA, RB, 5.300%, 05/01/10                531
--------------------------------------------------------------------------------
    500    Kent State University, Series A, RB, 4.700%, 05/01/10            508
--------------------------------------------------------------------------------

                                          -------------------------------------
Huntington Ohio Tax-Free Fund             (Continued)

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Ohio Long-Term Municipal Securities (Continued)
-------------------------------------------------------------------------------
   $585    Kettering, GO, 5.050%, 12/01/04                                $621
-------------------------------------------------------------------------------
    255    Lakewood, CSD, GO, 5.050%, 12/01/05                             272
-------------------------------------------------------------------------------
    535    Lakewood, GO, 5.850%, 12/01/02                                  575
-------------------------------------------------------------------------------
    250    Lakota, LSD, AMBAC, GO, 6.400%, 12/01/00                        263
-------------------------------------------------------------------------------
    500    Lorain County, HRB, 6.000%, 09/01/08                            566
-------------------------------------------------------------------------------
    500    Lorain County, Water Authority, AMBAC, RB, 4.950%, 10/01/04     524
-------------------------------------------------------------------------------
    200    Marysville, Village School, AMBAC, GO, 6.900%, 12/01/00         212
-------------------------------------------------------------------------------
    500    Mason, CSD, GO, 5.150%, 12/01/12                                524
-------------------------------------------------------------------------------
    250    Mentor, Street Improvement, Series 1991-A, GO, 6.700%,
            12/01/03                                                       267
-------------------------------------------------------------------------------
    250    Miami County, GO, 4.875%, 12/01/10                              261
-------------------------------------------------------------------------------
    500    Miami University, RB, 5.400%, 12/01/05                          532
-------------------------------------------------------------------------------
    500    Miami University, RB, 4.500%, 12/01/12                          489
-------------------------------------------------------------------------------
    200    Miami Valley, Regional Transit Authority, GO, 5.100%,
            12/01/01                                                       206
-------------------------------------------------------------------------------
    500    Montgomery County, GO, 5.400%, 12/01/11                         537
-------------------------------------------------------------------------------
    270    Montgomery County, GO, 5.600%, 12/01/05                         285
-------------------------------------------------------------------------------
    285    Montgomery County, GO, 5.750%, 12/01/06                         302
-------------------------------------------------------------------------------
    500    Montgomery County, Miami Valley Hospital, Series A, AMBAC,
            HRB, 6.100%, 11/15/02                                          541
-------------------------------------------------------------------------------
    500    Montgomery County, Series A, GO, Pre-refunded at 100,
            6.450%, 09/01/01 (c)                                           535
-------------------------------------------------------------------------------
    500    Montgomery County, Series A, GO, Pre-refunded at 100,
            6.500%, 09/01/01 (c)                                           536
-------------------------------------------------------------------------------
    250    Muskingum County, Bethesda Hospital, Connie Lee Insured,
            HRB, 5.350%, 12/01/07                                          270
-------------------------------------------------------------------------------
    500    Northeast, Regional Sewer District, AMBAC, RB, 6.400%,
            11/15/03                                                       543
-------------------------------------------------------------------------------
    235    Norwalk, Water Works System, Series 1996, RB, 5.550%,
            04/01/09                                                       258
-------------------------------------------------------------------------------
    250    Norwalk, Water Works System, Series 1996, RB, 5.600%,
            04/01/10                                                       273
-------------------------------------------------------------------------------
    500    Ohio State Building Authority, Correction Facility, Series
            A, RB, 6.500%, 10/01/04                                        545
-------------------------------------------------------------------------------
    500    Ohio State Building Authority, James Rhodes Center, Series
            A, RB, 6.200%, 06/01/04                                        538
-------------------------------------------------------------------------------
    250    Ohio State Capital Facilities, Series 1995, AMBAC, RB,
            5.800%, 06/01/03                                               269
-------------------------------------------------------------------------------
    300    Ohio State Economic Development, Sysco Food Service, RB,
            6.600%, 12/01/03                                               333
-------------------------------------------------------------------------------
    250    Ohio State, HEF, John Carroll University, RB, 5.350%,
            10/01/05                                                       266
-------------------------------------------------------------------------------
    250    Ohio State, HEF, Oberlin College, RB, 5.000%, 10/01/02          259
-------------------------------------------------------------------------------
    555    Ohio State, HEF, Ohio Northern University, Connie Lee, RB,
            4.900%, 05/01/03                                               577
-------------------------------------------------------------------------------
    250    Ohio State, HEF, University of Dayton, FGIC, RB, 6.100%,
            12/01/01                                                       267
-------------------------------------------------------------------------------
    445    Ohio State, HEF, Denison University, RB, 5.400%, 11/01/11       468
-------------------------------------------------------------------------------
    500    Ohio State Public Facilities, Mental Health, Series A,
            MBIA, RB, 6.750%, 12/01/01                                     523
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Ohio Long-Term Municipal Securities (Continued)
-------------------------------------------------------------------------------
   $250    Ohio State Public Facilities, Series A, MBIA, RB, 6.500%,
            06/01/00                                                      $258
-------------------------------------------------------------------------------
    250    Ohio State Public Facilities, Series 11B, AMBAC, RB,
            5.700%, 11/01/99                                               255
-------------------------------------------------------------------------------
    750    Ohio State Turnpike, Series A, RB, 5.350%, 02/15/09             792
-------------------------------------------------------------------------------
    500    Ohio State University, Series A2, RB, 5.750%, 12/01/09          534
-------------------------------------------------------------------------------
    500    Ohio State Water Development Authority, Clean Air Project,
            MBIA, RB, 5.650%, 06/01/05                                     536
-------------------------------------------------------------------------------
    250    Olmstead Falls, LSD, FGIC, GO, 6.300%, 12/15/01                 269
-------------------------------------------------------------------------------
    250    Pickerington, LSD, AMBAC, GO, 5.550%, 12/01/07                  269
-------------------------------------------------------------------------------
    200    Portage County, AMBAC, GO, 5.200%, 12/01/01                     209
-------------------------------------------------------------------------------
    500    Rocky River, CSD, GO, 5.150%, 12/01/08                          539
-------------------------------------------------------------------------------
    500    Solon, GO, 5.250%, 12/01/07                                     539
-------------------------------------------------------------------------------
    150    Solon, GO, 5.650%, 12/01/05                                     160
-------------------------------------------------------------------------------
    250    Solon, GO, 6.550%, 12/01/00                                     263
-------------------------------------------------------------------------------
    250    Solon, GO, 6.650%, 12/01/01                                     263
-------------------------------------------------------------------------------
    250    Solon, LSD, ETM, GO, 6.850%, 12/01/00                           266
-------------------------------------------------------------------------------
    245    South Euclid, Recreational Facilities, GO, 6.150%, 12/01/00     257
-------------------------------------------------------------------------------
    250    South Western, CSD, ETM, GO, 6.100%, 12/01/99                   257
-------------------------------------------------------------------------------
    250    South Western, CSD, Series A, AMBAC, GO, 6.000%, 12/01/04       272
-------------------------------------------------------------------------------
    250    Springfield, LSD, GO, 6.000%, 12/01/02                          270
-------------------------------------------------------------------------------
    250    State of Ohio, Series S, HBR, 4.500%, 05/15/00                  253
-------------------------------------------------------------------------------
    500    State of Ohio, Series T, HRB, 4.800%, 05/15/01                  513
-------------------------------------------------------------------------------
    500    Strongsville, GO, 6.700%, 12/01/11                              583
-------------------------------------------------------------------------------
    250    Summit County, MBIA, GO, 5.650%, 12/01/07                       270
-------------------------------------------------------------------------------
    500    The Ohio State University, Series A2, RB, 5.300%, 12/01/01      521
-------------------------------------------------------------------------------
    500    Toledo, Series A, MBIA, SSRB, 7.250%, 11/15/00                  516
-------------------------------------------------------------------------------
    500    Troy, GO, 6.250%, 12/01/11                                      583
-------------------------------------------------------------------------------
    550    Twinsburg, LSD, GO, 5.400%, 12/01/09                            593
-------------------------------------------------------------------------------
    500    University of Cincinnati, MBIA, RB, 5.100%, 06/01/11            524
-------------------------------------------------------------------------------
    250    University of Cincinnati, MBIA, RB, 6.400%, 12/01/03            274
-------------------------------------------------------------------------------
    250    University of Cincinnati, Series R5, RB, 5.150%, 06/01/05       263
-------------------------------------------------------------------------------
    250    University of Cincinnati, Series R9, RB, 5.600%, 06/01/09       261
-------------------------------------------------------------------------------
    250    University of Cincinnati, Series V, RB, 5.250%, 06/01/08        263
-------------------------------------------------------------------------------
    265    University of Cincinnati, Series V, RB, 5.350%, 06/01/09        279
-------------------------------------------------------------------------------
    655    University of Toledo, RB, 4.500%, 06/01/12                      643
-------------------------------------------------------------------------------
    500    Vandalia, GO, 5.450%, 12/01/10                                  540
-------------------------------------------------------------------------------
    175    Warren County, Sewer Improvement, Lower Miami Valley, RB,
            5.250%, 12/01/08                                               189
-------------------------------------------------------------------------------
    185    Warren County, Sewer Improvement, Lower Miami Valley, RB,
            5.350%, 12/01/09                                               200
-------------------------------------------------------------------------------
    170    Warren County, Series A, SSRB, Pre-refunded at 102, 6.950%,
            12/01/00 (c)                                                   184
-------------------------------------------------------------------------------

                                          -------------------------------------
Huntington Ohio Tax-Free Fund             (Continued)
                                                      -------------------------
Huntington Fixed Income Securities Fund               December 31, 1998

-----------------------------------------------------------------------------
 Principal                                                             Market
 Amount                                                                 Value
 (000)                                                                  (000)
-----------------------------------------------------------------------------
 Ohio Long-Term Municipal Securities (Continued)
-----------------------------------------------------------------------------
   $400    Warren County, Water System Improvement, P&G Project, RB,
            5.250%, 12/01/07                                             $431
-----------------------------------------------------------------------------
    235    Warren County, Water Works, FGIC, RB,6.100%, 12/01/02          255
-----------------------------------------------------------------------------
    470    Westerville, Water System, RB, 5.900%, 12/01/04                512
-----------------------------------------------------------------------------
    500    Westlake, CSD, Series A, GO, 5.500%, 12/01/10                  551
-----------------------------------------------------------------------------
    500    Westlake, GO, 5.350%, 12/01/10                                 548
-----------------------------------------------------------------------------
    250    Worthington, CSD, FGIC, GO, 5.850%, 06/01/02                   267
-----------------------------------------------------------------------------
    250    Worthington, CSD, MBIA, GO, 7.150%, 12/01/00                   264
-----------------------------------------------------------------------------
    250    Wright State University, AMBAC, RB, 5.000%, 05/01/06           261
-----------------------------------------------------------------------------
    515    Wyoming , CSD, FGIC, GO, 4.600%, 12/01/12                      515
-----------------------------------------------------------------------------
 Total Ohio Long-Term Municipal Securities
  (identified cost $57,303)                                            60,888
-----------------------------------------------------------------------------
 Other Long-Term Municipal Securities - 0.9%
-----------------------------------------------------------------------------
    500    Puerto Rico Commonwealth, Mead Corp., Deutsche Bank LOC,
            GO, 6.500%, 07/01/11                                          606
-----------------------------------------------------------------------------
 Total Other Long-Term Municipal Securities
  (identified cost $560)                                                  606
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
 Principal                                                              Market
 Amount                                                                  Value
 (000)                                                                   (000)
------------------------------------------------------------------------------
 Short-Term Municipal Securities - 4.1%
------------------------------------------------------------------------------
   $290    Aurora, GO, Pre-refunded at 102, 7.350%, 12/01/99 (c)          $306
------------------------------------------------------------------------------
    300    Cincinnati & Hamilton County, Daily VRDNs, Kenwood Office,
            Kredeitbank LOC, RB, 5.000%, 09/01/25                          300
------------------------------------------------------------------------------
    250    Cincinnati, Street Improvement, GO, 7.000%, 12/01/99            259
------------------------------------------------------------------------------
    250    Columbus, GO, Pre-refunded at 102, 7.000%, 03/01/99 (c)         257
------------------------------------------------------------------------------
    325    Columbus, GO, Weekly VRDNs, 3.850%, 12/01/17                    325
------------------------------------------------------------------------------
    500    Cuyahoga County, GO, Pre-refunded at 102, 6.900%, 01/01/99
            (c)                                                            524
------------------------------------------------------------------------------
    420    Euclid, GO, Pre-refunded at 102, 7.000%, 12/01/99 (c)           443
------------------------------------------------------------------------------
    125    Ohio State Building Authority, Series A, RB, Pre-refunded
            at 102, 7.250%, 03/01/99 (c)                                   128
------------------------------------------------------------------------------
    125    Ohio State Building Authority, Series H, RB, Pre-refunded
            at 102, 7.250%, 08/01/99 (c)                                   130
------------------------------------------------------------------------------
 Total Short-Term Municipal Securities (identified cost $2,592)          2,672
------------------------------------------------------------------------------
 Total Investments (identified cost $60,455)                            64,166
------------------------------------------------------------------------------

See Notes To Portfolios of Investments page 26.

--------------------------------------------------------------------
 Principal                                                    Market
 Amount                                                        Value
 (000)                                                         (000)
--------------------------------------------------------------------
 Corporate Bonds - 73.2%
--------------------------------------------------------------------
 Banks and Savings & Loans - 5.8%
  $1,000   ABN Amro, 7.250%, 05/31/05                         $1,070
   1,000   Banc One, 7.000%, 07/15/05                          1,065
     250   BankAmerica Corp., 7.750%, 07/15/02                   267
     250   Citicorp, 9.750%, 08/01/99                            256
   1,000   Citicorp, 7.250%, 09/01/08                          1,100
     500   Comerica, 9.750%, 05/01/99                            506
   1,000   First Tennessee Bank, 6.400%, 04/01/08              1,033
   1,000   KeyCorp, 6.750%, 03/15/06                           1,055
   1,000   Mellon Bank N.A., 6.500%, 08/01/05                  1,040
   1,000   NBD Bancorp, 7.125%, 05/15/07                       1,111
     250   Security Pacific Corp., 9.750%, 05/15/99              254
   1,000   Swiss Bank Corp.- New York, 7.250%, 09/01/06        1,089
--------------------------------------------------------------------
                                                               9,846
--------------------------------------------------------------------
 Basic Industry - 2.5%
     500   Air Products & Chemicals, Inc., 8.875%, 08/01/01      542
     250   Arco Chemical Co., 9.900%, 11/01/00                   259
   1,000   Norsk Hydro, 6.700%, 01/15/18                         994
     250   Weyerhaeuser Co., 9.050%, 02/01/03                    281
   1,000   Weyerhaeuser Co., 7.250%, 07/01/13                  1,086
   1,000   Worthington Industries, Inc., 7.125%, 05/15/06      1,055
--------------------------------------------------------------------
                                                               4,217
--------------------------------------------------------------------
 Capital Goods - 0.2%
     250   Caterpillar, Inc., 9.375%, 07/15/00                   266
--------------------------------------------------------------------
 Consumer Goods & Services - 14.0%
   1,500   American Home Products Corp., 6.500%, 10/15/02      1,560
   1,000   Amgen, Inc., 6.500%, 12/01/07                       1,064
   1,000   Bergen Brunswig Corp., 7.250%, 06/01/05             1,095

--------------------------------------------------------------------
 Principal                                                    Market
 Amount                                                        Value
 (000)                                                         (000)
--------------------------------------------------------------------
 Corporate Bonds (Continued)
--------------------------------------------------------------------
 Consumer Goods & Services (Continued)
  $1,000   Cardinal Health, 6.000%, 01/15/06                  $1,005
   1,000   Carnival Corp., 6.150%, 10/01/03                      994
   1,000   Darden Restaurants, Inc., 6.375%, 02/01/06          1,011
     250   Dayton Hudson Corp., 10.000%, 12/01/00                271
   1,000   E.W. Scripps Co., 6.625%, 10/15/07                  1,075
     800   Gerber Products, 9.000%, 10/15/06                     978
     750   Grand Met Investment Corp., 7.125%, 09/15/04          804
   1,000   Harvard University, 8.125%, 04/15/07                1,155
   1,000   Hertz Corp., 7.000%, 07/15/03                       1,029
   1,000   J.C. Penney & Co., 6.875%, 10/15/15                 1,006
   1,200   Knight Ridder, 9.875%, 04/15/09                     1,590
     250   Limited, Inc., 9.125%, 02/01/01                       267
   1,000   Limited, Inc., 7.800%, 05/15/02                     1,061
     750   May Department Stores Co., 9.875%, 06/15/00           800
   1,000   McDonald's Corp., 8.875%, 04/01/11                  1,295
     500   Philip Morris Co., Inc., 7.625%, 05/15/02             526
   1,000   Ralston Purina, 9.250%, 10/15/09                    1,262
   1,000   Rubbermaid, Inc., 6.600%, 11/15/06                  1,074
   1,000   Stewart Enterprises, 6.700%, 12/01/03               1,049
     250   Universal Corp., 9.250%, 02/15/01                     269
   1,500   V.F. Corp., 7.600%, 04/01/04                        1,648
--------------------------------------------------------------------
                                                              23,888
--------------------------------------------------------------------
 Diversified Industrial - 1.4%
     500   Joseph E. Seagram & Sons, Inc., 7.000%, 04/15/08      504
   1,000   Tandy Corp., 6.950%, 09/01/07                       1,080
     500   Watts Industries, 8.375%, 12/01/03                    563
     250   Whirlpool Corp., 9.500%, 06/15/00                     263
--------------------------------------------------------------------
                                                               2,410
--------------------------------------------------------------------

                                                      -------------------------
Huntington Fixed Income Securities Fund               (Continued)

-------------------------------------------------------------------
 Principal                                                   Market
 Amount                                                       Value
 (000)                                                        (000)
-------------------------------------------------------------------
 Corporate Bonds (Continued)
-------------------------------------------------------------------
 Energy-Oil & Gas - 0.6%
  $1,000   Ashland Oil, Inc., 7.710%, 05/11/07               $1,099
-------------------------------------------------------------------
 Finance Companies - 9.2%
   1,000   Abbey National PLC, 6.690%, 10/17/05               1,051
   1,000   Ameritech Capital, 6.550%, 01/15/28                1,026
   1,000   Bear Stearns, 6.625%, 01/15/04                     1,021
   1,000   Case (J.I.) Credit Corp., 6.750%, 10/21/07         1,055
   1,000   Countrywide Funding Corp., 8.250%, 07/15/02        1,070
   1,000   Crown Cork & Seal Finance PLC, 7.000%, 12/15/06    1,055
   1,000   CSW Investments, 7.450%, 08/01/06                  1,079
     500   Eaton Off Shore, Ltd., 9.000%, 02/15/01              537
   1,000   Ford Motor Credit Corp., 7.750%, 03/15/05          1,109
     500   Kimco Realty, 6.500%, 10/01/03                       500
   1,000   MBNA Corp., 6.875%, 06/01/05                       1,004
   1,000   Salomon Brothers, 6.750%, 01/15/06                 1,040
   1,300   Smurfit Capital, 6.750%, 11/20/05                  1,306
   1,300   SunAmerica, Inc., 7.340%, 08/30/05                 1,409
   1,250   Wilmington Trust Co., 6.625%, 05/01/08             1,297
-------------------------------------------------------------------
                                                             15,559
-------------------------------------------------------------------
 (d) Foreign Industrial - 3.7%
   1,000   Canadian National Railroad, 7.000%, 03/15/04       1,055
   1,000   English China Clay, 7.375%, 10/01/02               1,057
     750   Hydro-Quebec, Canada, 7.375%, 02/01/03               795
   1,000   Hydro-Quebec, Canada, 9.750%, 01/15/18             1,138
     500   Northern Telecom, Ltd., 8.750%, 06/12/01             538
   1,000   Philips Electronics, 8.375%, 09/15/06              1,106
     615   Rhone-Poulnec, 7.750%, 01/15/02                      652
-------------------------------------------------------------------
                                                              6,341
-------------------------------------------------------------------
 (d) Foreign Sovereign - 4.6%
   1,000   Barcelona City, Spain, 8.125%, 02/15/05            1,110
   1,000   Gen De Catalunya, 6.375%, 12/15/07                 1,047
   1,000   Province of Ontario, Canada, 6.000%, 02/21/06      1,032
     500   Province of Ontario, Canada, 6.125%, 06/28/00        506
     250   Province of Quebec, Canada, 8.800%, 04/15/03         280
   1,000   Province of Quebec, Canada, 8.625%, 01/19/05       1,145
   1,000   Republic of Finland, 7.875%, 07/28/04              1,133
   1,550   Republic of Iceland, 6.125%, 02/01/04              1,591
-------------------------------------------------------------------
                                                              7,844
-------------------------------------------------------------------
 Gas & Electric Utilities - 7.6%
   1,000   Atlantic City Electric, 6.750%, 05/12/08           1,074
     500   Baltimore Gas & Electric, 6.625%, 03/15/08           539
   1,000   Cincinnati Gas & Electric, 6.400%, 04/01/08        1,040
   1,100   Duke Energy Corporation, 6.375%, 03/01/08          1,118
     815   Iowa Electric Power & Light, 8.625%, 05/15/01        878
   1,300   Jersey Central Power & Light, 7.125%, 10/01/04     1,399
   1,000   Minnesota Power & Light, 7.750%, 06/01/07          1,074
   1,000   National Rural Utilities, 7.200%, 10/01/15         1,088
   1,000   Northwestern Public Services, 7.100%, 08/01/05     1,096
   1,000   Otter Tail Power Co., 6.375%, 12/01/07             1,056
   1,000   Pennsylvania Power & Light, 6.875%, 02/01/03       1,051
   1,000   Public Service Electric & Gas, 6.250%, 01/01/07    1,034
     500   Western Resources, Inc., 7.250%, 07/01/99            504
-------------------------------------------------------------------
                                                             12,951
-------------------------------------------------------------------
 Industrial - 12.4%
   1,000   Archer-Daniels-Midland Co., 7.500%, 03/15/27       1,172
   1,000   Boeing Co., 7.250%, 06/15/25                       1,087
   1,500   Borg-Warner Auto, 7.000%, 11/01/06                 1,562
   1,000   Briggs & Stratton, 7.250%, 09/15/07                1,041
   1,000   Cargill, Inc., 6.875%, 05/01/28                    1,010
   1,000   Carpenter Technology, 6.530%, 04/15/09             1,056
   1,500   Dow Chemical, 8.550%, 10/15/09                     1,777
   1,000   E G & G, Inc., 6.800%, 10/15/05                    1,080
   1,000   Goodrich BF Co., 6.450%, 04/15/08                  1,019
   1,000   Johnson Controls, 6.300%, 02/01/08                 1,025
   1,000   Kerr-McGee Corp., 6.625%, 10/15/07                 1,060
   1,000   Lubrizol Corp., 5.875%, 12/01/08                     998

---------------------------------------------------------------------------
 Principal                                                           Market
 Amount                                                               Value
 (000)                                                                (000)
---------------------------------------------------------------------------
 Corporate Bonds (Continued)
---------------------------------------------------------------------------
 Industrial (Continued)
  $  545   Monsanto Co., 8.875%, 12/15/09                          $    670
   1,000   Nalco Chemical Co., 6.250%, 05/15/08                       1,055
   1,000   Olsten Corp., 7.000%, 03/15/06                             1,015
   1,000   Parker-Hannifin Corp., 5.650%, 09/15/03                    1,004
     400   Polaroid Corporation, 7.250%, 01/15/07                       371
   1,000   Reynolds & Reynolds, 7.000%, 12/15/06                      1,075
   1,000   Servicemaster LP, 6.950%, 08/15/07                         1,089
   1,000   Toro Company, 7.125%, 06/15/07                             1,005
---------------------------------------------------------------------------
                                                                     21,171
---------------------------------------------------------------------------
 Industrial Products - 4.5%
   1,000   Black & Decker Co., 7.500%, 04/01/03                       1,062
   1,000   Carlisle Companies, Inc., 7.250%, 01/15/07                 1,096
   1,000   FBG (Fosters Brewing) Finance, Ltd., 6.750%, 11/15/05      1,049
   1,200   Georgia Pacific Corp., 9.950%, 06/15/02                    1,337
   1,000   Millennium America, Inc., 7.000%, 11/15/06                 1,076
   1,000   Noranda, Inc., 7.000%, 07/15/05                              980
   1,000   Tosco Corp., 7.250%, 01/01/07                              1,049
---------------------------------------------------------------------------
                                                                      7,649
---------------------------------------------------------------------------
 Insurance - 2.8%
   1,000   Geico Corp., 7.500%, 04/15/05                              1,114
   1,000   Lincoln National Corp., 7.250%, 05/15/05                   1,085
   1,500   MBIA, Inc., 9.000%, 02/15/01                               1,613
   1,000   U.S. Life, 6.375%, 06/15/00                                1,010
---------------------------------------------------------------------------
                                                                      4,822
---------------------------------------------------------------------------
 Technology - 1.0%
     500   International Business Machines, 6.375%, 06/15/00            508
   1,000   Motorola, Inc., 7.500%, 05/15/25                           1,135
---------------------------------------------------------------------------
                                                                      1,643
---------------------------------------------------------------------------
 Telephone Utilities & Communication - 1.6%
   1,000   Comsat Corp., 8.950%, 05/15/01                             1,081
     900   GTE Corp., 9.100%, 06/01/03                                1,022
     500   Southwestern Bell Telephone Co., 6.625%, 04/01/05            529
---------------------------------------------------------------------------
                                                                      2,632
---------------------------------------------------------------------------
 Transportation - 1.3%
   1,000   Atchison Topeka & Santa Fe Railroad, 6.550%, 07/01/06      1,060
     250   Union Pacific Co., 9.625%, 12/15/02                          280
     835   Union Pacific Co., 8.500%, 01/15/17                          864
---------------------------------------------------------------------------
                                                                      2,204
---------------------------------------------------------------------------
 Total Corporate Bonds (identified cost $118,111)                   124,542
---------------------------------------------------------------------------
 Government National Mortgage Association - 3.2%
   1,438   Pool #345128, 6.500%, 01/15/24                             1,453
     855   Pool #352982, 7.500%, 05/15/24                               882
   1,625   Pool #372962, 7.000%, 03/15/24                             1,663
     661   Pool #373015, 8.000%, 06/15/24                               687
     783   Pool #391615, 8.500%, 09/15/24                               830
---------------------------------------------------------------------------
 Total Government National Mortgage Association
  (identified cost $5,334)                                            5,515
---------------------------------------------------------------------------
 U.S. Treasuries - 21.3%
   1,000   U.S. Treasury Bonds, 8.750%, 08/15/20                      1,422
  11,000   U.S. Treasury Notes, 5.500%, 01/31/03                     11,319
  20,000   U.S. Treasury Notes, 5.500%, 02/15/08                     21,192
   2,000   U.S. Treasury Notes, 6.625%, 02/15/27                      2,361
---------------------------------------------------------------------------
 Total U.S. Treasuries (identified cost $34,035)                     36,294
---------------------------------------------------------------------------
 (a) Commercial Paper - 0.6%
     937   Prudential Funding Corp., 4.502%, 01/04/99                   937
---------------------------------------------------------------------------
 Total Commercial Paper (at amortized cost)                             937
---------------------------------------------------------------------------
 Total Investments (identified cost $158,417)                      $167,288
---------------------------------------------------------------------------

See Notes To Portfolios of Investments page 26.

                                                                 --------------
Huntington Intermediate Government Income Fund                   December 31,
                                                                 1998

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Government Mortgage-Backed Agencies - 12.1%
-------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. - 0.7%
  $   67   Pool # 214693, 9.000%, 12/01/01                               $   70
     685   Pool # C90005, 8.000%, 01/01/13                                  709
-------------------------------------------------------------------------------
                                                                            779
-------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. -- REMIC - 6.3%
      13   Series 1204, 7.000%, 11/15/05                                     13
     867   Series 23, 5.500%, 08/25/16                                      863
      39   Series 1290, 7.500%, 11/15/17                                     39
   4,060   Series 1502, 6.250%, 01/15/19                                  4,117
   2,000   Series 1617, 6.200%, 01/15/23                                  2,025
-------------------------------------------------------------------------------
                                                                          7,057
-------------------------------------------------------------------------------
 Federal National Mortgage Association - 1.0%
   1,074   Pool # 124308, 7.500%, 05/01/07                                1,104
-------------------------------------------------------------------------------
 Federal National Mortgage Association -- REMIC - 4.1%
     902   Series 1992-113, 7.500%, 07/25/02                                916
     240   Series 1992-78, 7.500%, 12/25/05                                 240
   1,000   Series 1993-56, 6.350%, 07/25/18                               1,007
   2,475   Series 1992-210, 6.500%, 03/25/19                              2,503
-------------------------------------------------------------------------------
                                                                          4,666
-------------------------------------------------------------------------------
 Total Government Mortgage-Backed Agencies
  (identified cost $13,479)                                              13,606
-------------------------------------------------------------------------------
 Government Agencies - 35.2%
-------------------------------------------------------------------------------
 Federal Home Loan Bank - 9.1%
   2,000   6.125%, 09/20/00                                               2,040
   1,000   6.480%, 01/08/02                                               1,011
   3,000   6.330%, 12/03/02                                               3,031
   2,000   6.030%, 04/17/03                                               2,040
   2,000   5.880%, 04/15/08                                               2,076
-------------------------------------------------------------------------------
                                                                         10,198
-------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. - 10.5%
   1,000   6.600%, 11/12/99                                               1,014
   1,000   6.550%, 01/04/00                                               1,016
   2,500   6.120%, 01/21/03                                               2,522
   2,000   6.830%, 06/15/05                                               2,043
   2,000   7.000%, 07/06/05                                               2,050
   3,000   6.540%, 11/06/07                                               3,122
-------------------------------------------------------------------------------
                                                                         11,767
-------------------------------------------------------------------------------
 Federal National Mortgage Association - 6.4%
   2,000   7.000%, 05/10/01                                               2,014
   2,000   7.550%, 04/22/02                                               2,153
   1,000   6.330%, 10/02/02                                               1,020
   2,000   6.160%, 06/16/03                                               2,023
-------------------------------------------------------------------------------
                                                                          7,210
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Government Agencies (Continued)
-------------------------------------------------------------------------------
 Federal National Mortgage Association--Medium Term Notes - 9.2%
  $2,000   5.790%, 01/22/01                                              $2,001
   1,000   6.630%, 06/05/01                                               1,022
   1,000   6.500%, 12/27/01                                               1,015
   4,000   6.880%, 11/20/06                                               4,179
   1,000   6.240%, 01/14/08                                               1,034
   1,120   6.170%, 01/15/08                                               1,145
-------------------------------------------------------------------------------
                                                                         10,396
-------------------------------------------------------------------------------
 Total Government Agencies (identified cost $38,611)                     39,571
-------------------------------------------------------------------------------
 U.S. Treasury Notes - 49.7%
   2,000   6.375%, 01/15/99                                               2,001
   2,000   6.875%, 08/31/99                                               2,028
   1,000   7.875%, 11/15/99                                               1,027
   2,000   6.250%, 05/31/00                                               2,043
   4,000   5.625%, 11/30/00                                               4,072
   2,000   8.000%, 05/15/01                                               2,149
   2,000   7.875%, 08/15/01                                               2,158
   1,000   6.250%, 10/31/01                                               1,043
   1,000   7.500%, 11/15/01                                               1,076
   1,000   6.250%, 02/28/02                                               1,046
   2,000   5.750%, 04/30/03                                               2,081
   2,000   5.750%, 08/15/03                                               2,088
   3,000   5.875%, 02/15/04                                               3,165
   2,000   7.250%, 05/15/04                                               2,240
   2,000   7.875%, 11/15/04                                               2,316
   2,000   7.500%, 02/15/05                                               2,290
   2,000   6.500%, 05/15/05                                               2,191
   2,000   6.500%, 08/15/05                                               2,199
   2,000   5.875%, 11/15/05                                               2,136
   4,000   5.625%, 02/15/06                                               4,231
   2,000   6.875%, 05/15/06                                               2,265
   2,000   7.000%, 07/15/06                                               2,282
   1,000   6.500%, 10/15/06                                               1,112
   2,000   6.250%, 02/15/07                                               2,199
   2,000   6.625%, 05/15/07                                               2,253
   2,000   6.125%, 08/15/07                                               2,187
-------------------------------------------------------------------------------
 Total U.S. Treasury Notes (identified cost $52,358)                     55,878
-------------------------------------------------------------------------------
 Repurchase Agreement - 3.1%
   3,478   Morgan Stanley & Co., Inc., 4.620%, dated 12/31/98, due
           01/04/99, repurchase price $3,479,885 (collateralized by
           U.S. Treasury obligations, total par value $2,430,000,
           9.125%, 05/15/18, total market value $3,543,703)               3,478
-------------------------------------------------------------------------------
 Total Investments (identified cost $107,926)                          $112,533
-------------------------------------------------------------------------------

See Notes To Portfolios of Investments page 26.

                                                 ------------------------------
Huntington Mortgage Securities Fund              December 31, 1998

Huntington Short/Intermediate Fixed Income
Securities Fund

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Federal Home Loan Bank - 5.6%
  $2,000   5.485%, 01/21/03                                             $ 2,027
-------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corporation - 29.4%
   1,137   Gold 30 Yr., 6.500%, 12/01/25                                  1,146
   2,036   Gold 30 Yr., 7.000%, 04/01/27                                  2,077
      74   Pool # 220007, 8.750%, 08/01/01                                   76
      79   Pool # 380059, 9.500%, 10/01/04                                   82
   1,590   Pool # E65142, 6.500%, 07/01/11                                1,614
   1,826   Pool # C80391, 7.000%, 03/01/26                                1,864
   1,578   Pool # D69575, 7.500%, 03/01/26                                1,622
   1,000   REMIC 1490 PH, 6.250%, 04/15/08                                1,013
   1,139   REMIC 163-F, 6.000%, 07/15/21                                  1,102
-------------------------------------------------------------------------------
                                                                         10,596
-------------------------------------------------------------------------------
 Federal National Mortgage Association - 45.8%
     114   Pool # 303459, 8.000%, 07/01/02                                  117
     127   Pool # 050279, 8.500%, 02/01/05                                  132
     787   Pool # 313817, 6.000%, 07/01/09                                  790
     229   Pool # 250128, 7.500%, 09/01/09                                  235
   1,050   Pool # 338449, 6.000%, 05/01/11                                1,054
   1,076   Pool # 250554, 6.500%, 05/01/11                                1,091
     858   Pool # 377783, 6.500%, 04/01/12                                  870
   2,016   Pool # 397835, 6.500%, 09/01/12                                2,043
   1,389   Pool # 303753, 9.000%, 12/01/20                                1,471
     998   Pool # 303653, 7.000%, 12/01/25                                1,019
   1,209   Pool # 339836, 7.000%, 03/01/26                                1,234
   1,933   Pool # 250551, 7.000%, 05/01/26                                1,973
     870   Pool # 343212, 7.500%, 05/01/26                                  895
   1,500   REMIC 1998-M1, 6.250%, 01/25/08                                1,548

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Federal National Mortgage Association (Continued)
  $1,000   REMIC 1996-53, 6.500%, 12/18/11                              $ 1,023
   1,000   REMIC 1998-44, 6.250%, 04/18/21                                1,011
-------------------------------------------------------------------------------
                                                                         16,506
-------------------------------------------------------------------------------
 Government National Mortgage Association - 10.9%
      28   Pool # 305936, 8.500%, 04/15/06                                   29
     172   Pool # 306058, 8.500%, 06/15/06                                  179
      57   Pool # 328651, 8.500%, 05/15/07                                   59
     382   Pool # 349379, 7.000%, 05/15/08                                  393
     414   Pool # 348112, 7.000%, 06/15/08                                  425
     313   Pool # 344961, 7.000%, 06/15/08                                  322
   1,002   Pool # 200023, 9.500%, 05/15/18                                1,084
     806   Pool # 780398, 9.000%, 04/15/21                                  868
     538   Pool # 780408, 9.000%, 10/15/22                                  577
-------------------------------------------------------------------------------
                                                                          3,936
-------------------------------------------------------------------------------
 U.S. Treasury Notes - 1.9%
     675   6.875%, 07/31/99                                                 683
-------------------------------------------------------------------------------
 Repurchase Agreements - 5.8%
   2,099   Morgan Stanley & Co. Inc., 4.620%, dated 12/31/98, due
           01/04/99, repurchase price $2,099,977 (collateralized by
           U.S. Treasury obligations, total par value $1,660,000,
           10.375%, 11/15/09, total market value $2,142,275)              2,099
-------------------------------------------------------------------------------
 Total Investments (identified cost $34,960)                            $35,847
-------------------------------------------------------------------------------

See Notes to Portfolios of Investments page 26.

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Corporate Bonds - 74.3%
-------------------------------------------------------------------------------
 Banks and Savings & Loans - 13.0%
  $1,000   Bank One, N.A., 7.375%, 12/01/02                              $1,062
   1,000   Bankers Trust Co., 9.200%, 07/15/99                            1,016
   1,100   Chase Manhattan Corp., 10.000%, 06/15/99                       1,122
   1,000   Chemical New York Corp., 9.750%, 06/15/99                      1,017
   1,000   Citicorp, 9.000%, 04/15/99                                     1,010
     500   Comerica, 9.750%, 05/01/99                                       506
   1,000   Dominion Bankshares, 9.625%, 06/15/99                          1,019
   1,000   First Chicago, 9.875%, 07/01/99                                1,023
     500   First Fidelity Bancorp, 9.625%, 08/15/99                         513
   1,000   First Security Bank Utah, 7.875%, 10/15/99                     1,020
   1,000   Greenpoint Bank, 6.700%, 07/15/02                              1,028
   1,000   Harris Bancorp, 9.375%, 06/01/01                               1,090
   1,000   Homeside Lending, 6.200%, 05/15/03                             1,018
     500   KeyCorp., 8.400%, 04/01/99                                       503
   1,000   Mellon Corp., 6.300%, 06/01/00                                 1,015
   1,000   Bank America Corp., 8.500%, 03/01/99                           1,004
     500   Sovran Financial, 9.750%, 06/15/99                               510
   1,000   Susquehanna Banc, 6.300%, 02/01/03                             1,016
-------------------------------------------------------------------------------
                                                                         16,492
-------------------------------------------------------------------------------
 Basic Industry - 4.1%
   1,000   Akzo Nobel Inc., 6.000%, 11/15/03                              1,004
   1,000   LaFarge Corp., 9.320%, 04/24/01                                1,084
   1,000   Praxair, Inc., 6.150%, 04/15/03                                  999
   1,000   Tech Corp., 8.700%, 05/01/02                                   1,085
   1,000   WMX Technologies, Inc., 8.250%, 11/15/99                       1,022
-------------------------------------------------------------------------------
                                                                          5,194
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Principal                                                               Market
 Amount                                                                   Value
 (000)                                                                    (000)
-------------------------------------------------------------------------------
 Corporate Bonds (Continued)
-------------------------------------------------------------------------------
 Capital Goods - 0.4%
   $ 500   Baker Hughes, Inc., 7.625%, 02/15/99                          $  501
-------------------------------------------------------------------------------
 Consumer Goods & Services - 11.5%
   1,000   American Home Products, 7.700%, 02/15/00                       1,026
   1,000   American Stores, 9.125%, 04/01/02                              1,111
     500   Autozone Inc., 6.000%, 11/01/03                                  490
   1,000   Cox Communications, Inc., 6.375%, 06/15/00                     1,014
   1,000   Dayton Hudson, 7.500%, 03/01/99                                1,003
   1,000   Fortune Brands, Inc., 9.000%, 06/15/99                         1,016
   1,000   Leggett & Platt, Inc., 6.070%, 03/19/03(f)                     1,026
   1,000   PepsiCo, Inc., 6.80%, 05/15/00                                 1,022
   1,000   Philip Morris, Inc., 7.375%, 02/15/99                          1,003
     750   Safeway Stores, Inc., 8.570%, 04/01/03                           830
   1,000   Sears Roebuck Co., 8.470%, 03/11/02                            1,081
   1,000   Sony Corp., 6.125%, 03/04/03                                   1,021
   1,000   Super Valu Stores, Inc., 8.875% 06/15/99                       1,015
   1,000   Tyson Foods, Inc., 6.000%, 01/15/03                            1,020
   1,000   York International Corp., 6.750%, 03/01/03                     1,053
-------------------------------------------------------------------------------
                                                                         14,731
-------------------------------------------------------------------------------
 Financial - 10.5%
     468   AFG Receivables Trust 97-A, 6.650%, 10/15/02                     474
   1,000   AT&T Capital Corp., 6.900% 01/30/02                            1,004
   1,000   American Express Credit, 7.375%, 02/01/99                      1,002
   1,000   American General Finance, 6.875%, 07/01/99                     1,010
   1,050   Aristar, Inc., 7.875%, 02/15/99                                1,053
   1,200   Bear Stearns Co., 7.625%, 09/15/99                             1,221
   1,000   Chrysler Financial Corp., 13.250%, 10/15/99                    1,061

                                                         ----------------------
Huntington Short/Intermediate Fixed Income               (Continued)
Securities Fund

---------------------------------------------------------------------
 Principal                                                     Market
 Amount                                                         Value
 (000)                                                          (000)
---------------------------------------------------------------------
 Corporate Bonds (Continued)
---------------------------------------------------------------------
  $  500   CSW Investments, 6.950%, 08/01/01                   $  514
   1,000   Ford Motor Credit Co., 7.750%, 10/01/99              1,019
   1,000   General Motors Acceptance Corp., 6.750%, 02/07/02    1,032
   1,000   Goldman Sachs Group, 6.875%, 09/15/99(f)             1,012
   1,000   Household International, 6.000%, 03/15/99            1,001
   1,000   McKesson Finance Canada, 6.550%, 11/01/02            1,022
   1,000   Spieker Properties, 6.800%, 12/15/01                 1,010
---------------------------------------------------------------------
                                                               13,435
---------------------------------------------------------------------
 (d) Foreign Industrial - 2.1%
   1,600   Pacific Dunlap, 9.750%, 12/15/00                     1,730
   1,000   Rhone-Poulenc, 6.750%, 10/15/99                      1,010
---------------------------------------------------------------------
                                                                2,740
---------------------------------------------------------------------
 (d) Foreign Sovereign - 2.0%
   1,000   Montreal Urban Commission, 9.125%, 03/15/01          1,074
   1,500   Province of Quebec, 9.375%, 04/01/99                 1,513
---------------------------------------------------------------------
                                                                2,587
---------------------------------------------------------------------
 Gas & Electric Utilities - 10.7%
   1,000   Atlantic City Electric, 6.000%, 01/15/03             1,017
   1,000   Commonwealth Edison, 7.500%, 01/01/01                1,004
   1,000   Detroit Edison, 6.560%, 05/01/01                     1,030
   1,000   Iowa Electric Light & Power, 7.600%, 03/01/99        1,004
   1,000   Metropolitan Edison Co., 7.220%, 01/30/03            1,071
   1,000   Northwest Natural Gas, 5.550%, 11/12/02                999
   1,000   National Rural Utilities, 5.300%, 10/20/03             994
   1,350   Penn Power & Light, 6.875%, 02/01/03                 1,419
   1,000   Public Service of CO, 6.000%, 04/15/03               1,022
   1,000   Public Service Electric, 6.875%, 01/01/03            1,058
   1,000   Rochester Gas & Electric, 8.250%, 03/15/02           1,081
   1,000   Scana Corp., 6.050%, 01/13/03                        1,023
   1,000   Southern California Edison, 7.500%, 04/15/99         1,006
---------------------------------------------------------------------
                                                               13,728
---------------------------------------------------------------------
 Industrial Products - 8.8%
   1,000   AAR Corp., 9.500%, 11/01/01                          1,109
   1,000   Allied Signal, 9.875%, 06/01/02                      1,143
   1,000   Avnet, 6.450%, 08/15/03                              1,026
   1,000   Black & Decker Corp., 7.500%, 04/01/03               1,063
   1,000   Cooper Industries, Inc., 5.780%, 01/16/03            1,014
   1,000   Eastman Kodak, 9.375%, 03/15/03                      1,153
   1,000   First Data Corp., 6.625%, 04/01/03                   1,019
   1,000   Ingersoll-Rand Corp., 6.875%, 02/01/03               1,056
   1,000   Parker Hannifin Corp., 5.650%, 09/15/03              1,004
   1,000   Polaroid Corporation, 6.750%, 01/15/02                 966
     750   Ultramar Corp., 8.250%, 07/01/99                       759
---------------------------------------------------------------------
                                                               11,312
---------------------------------------------------------------------

----------------------------------------------------------------------------
 Principal                                                            Market
 Amount                                                                Value
 (000)                                                                 (000)
----------------------------------------------------------------------------
 Corporate Bonds (Continued)
----------------------------------------------------------------------------
 Insurance - 2.4%
  $1,000   Continental Corp., 8.250%, 04/15/99                       $ 1,007
   1,000   Travelers Inc., 7.750%, 06/15/99                            1,012
   1,000   U.S. Life, 6.375%, 06/15/00                                 1,010
----------------------------------------------------------------------------
                                                                       3,029
----------------------------------------------------------------------------
 Oil & Gas - 2.4%
   1,000   Anadarko Petroleum Co., 6.750%, 03/15/03                    1,040
   1,000   Burlington Resources, 7.150%, 05/01/99                      1,005
   1,000   Elf Aquitaine, 7.750%, 05/01/99                             1,007
----------------------------------------------------------------------------
                                                                       3,052
----------------------------------------------------------------------------
 Telephone Utilities & Communications - 2.4%
   1,000   AirTouch Communications, 7.125%, 07/15/01                   1,039
   1,000   Cable & Wireless, 6.375%, 03/06/03                          1,004
   1,000   MCI Communications Corp., 6.250%, 03/23/99                  1,001
----------------------------------------------------------------------------
                                                                       3,044
----------------------------------------------------------------------------
 Transportation - 4.0%
   1,500   CSX Corp., 9.500%, 08/01/00                                 1,590
     765   Conrail, Inc., 9.750%, 06/01/00                               812
   1,000   Rollins Truck, 7.000%, 03/15/03                             1,032
     575   Union Pacific Corp., 7.060%, 05/15/03                         615
   1,000   Union Pacific Corp., 6.250%, 03/15/99                       1,001
----------------------------------------------------------------------------
                                                                       5,050
----------------------------------------------------------------------------
 Total Corporate Bonds (cost $93,444)                                 94,895
----------------------------------------------------------------------------
 Government Bonds - 23.3%
----------------------------------------------------------------------------
 Government Agencies - 2.4%
   3,000   Federal National Mortgage Association, 6.700%, 08/10/01     3,031
----------------------------------------------------------------------------
 U.S. Treasury Notes - 20.9%
  26,000   5.500%, 01/31/03                                           26,755
----------------------------------------------------------------------------
 Total Government Bonds (cost $28,915)                                29,786
----------------------------------------------------------------------------
 (a) Commercial Paper - 0.5%
     675   Prudential Funding Corp., 4.502%, 01/04/99                    675
----------------------------------------------------------------------------
 Total Commercial Paper (at amortized cost)                              675
----------------------------------------------------------------------------
 Total Investments (cost $123,034)                                   125,356
----------------------------------------------------------------------------

See Notes To Portfolios of Investments page 26.

 Notes to Portfolios of Investments

* Non-income producing securities.
(a) Discount Security. Disclosed rate is the effective rate of the security at the time of purchase.
(b) Non-Discount security. Disclosed rate is the coupon rate.
(c) Pre-Refunded Security--The maturity date shown represents the pre-refunded date.
(d) U.S. Dollar denominated.
(e) Putable Security--the maturity date shown represents the put date.
(f) Section 4(2) Commercial Paper/Rule 144A Security--Security is subject to contractual or legal restriction on its resale and is deemed liquid pursuant to guidelines established by the Board of Trustees.

The following abbreviations are used in these Portfolios of Investments:

ADR--American Depository Receipt             IDA--Industrial Development
                                             Authority
AMBAC--American Municipal Bond Assurance Corporation
BANs--Bond Anticipation Notes                IDR--Industrial Development
BIG--Bond Investors Guaranty                 Revenue
CSD--City School District                    LOC--Letter of Credit
EDA--Economic Development Authority          LSD--Local School District
EDR--Educational Development Revenue         LTD--Limited
ETM--Escrowed to Maturity                    MBIA--Municipal Bond Investors
FGIC--Financial Guaranty Insurance Company   Assurance
FHLB--Federal Home Loan Bank                 PERCS--Preferred Equity
FNMA--Federal National Mortgage Association  Redemption Cumulative Stock
FSA--Federal Assurance Association           PLC--Public Limited Company
                                             RB--Revenue Bond
GNMA--Government National Mortgage Association
GO--General Obligation                       REMIC--Real Estate Mortgage
HEA--Higher Education Authority              Investment Conduit
HEF--Higher Education Facility               SDA--School District Authority
HFA--Housing Finance Authority               SPA--Standby Purchase Agreement
HRB--Hospital Revenue Bonds                  SSRB--Sewer System Revenue Bonds
                                             TA--Tax Allocation
                                             TANs--Tax Anticipation Notes
The categories of investments are shown as a percentage of net assets.

                                             VRDNs--Variable Rate Demand
                                             Notes-rates disclosed are in
                                             effect at December 31, 1998.
                                             Maturity date represents final
                                             maturity, not next reset date.

The following is a summary of investment information as of December 31, 1998.
(000)

                              Cost of
                            Investments   Net Unrealized    Gross        Gross
                          for Federal Tax Appreciation/   Unrealized   Unrealized    Total
Huntington Funds             Purposes      Depreciation  Appreciation Depreciation Net Assets
---------------------------------------------------------------------------------------------
Money Market Fund            $976,785**                                             972,914
Ohio Municipal Money
 Market Fund                  239,146**          --            --           --      253,901
U.S. Treasury Money
 Market Fund                  533,607**          --            --           --      531,827
Growth Fund                   168,559***     173,817       175,084       (1,267)    339,065
Income Equity Fund            134,393***     115,559       115,982         (423)    250,936
Michigan Tax-Free Fund         30,541          1,868         1,868          --       32,759
Ohio Tax-Free Fund             60,455          3,711         3,725          (14)     64,667
Fixed Income Securities
 Fund                         158,417          8,871         8,942          (71)    170,039
Intermediate Government
 Income Fund                  107,926          4,607         4,607          --      112,345
Mortgage Securities Fund       34,960            887           922          (35)     36,059
Short/Intermediate Fixed
 Income Securities Fund       123,034          2,322         2,352          (30)    127,715
---------------------------------------------------------------------------------------------

 ** At amortized cost.
*** Cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting for the Growth Fund and Income Equity Fund of $1,212,000 and $294,000, respectively. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as shown in the above table.
   (See Notes which are an integral part of the Financial Statements)

Concentration of Credit Risk

The Huntington Ohio Municipal Money Market Fund, The Huntington Michigan Tax-Free Fund, and The Huntington Ohio Tax-Free Fund, invest in debt instruments of Municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

The Funds invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At December 31, 1998, the percentage of portfolio investments by each revenue source were as follows:

      The Huntington Ohio Municipal Money Market Fund

Revenue Bonds:
 Lease Bonds.............................................................  5.0%
 Hospital Bonds.......................................................... 19.1%
 Housing Bonds...........................................................  0.1%
 Health Care Bonds.......................................................  3.8%
 Higher Education Bonds.................................................. 13.2%
 Industrial Bonds........................................................ 17.0%
 Utility Bonds........................................................... 10.6%
General Obligations:..................................................... 31.1%
Cash Equivalents:........................................................  0.1%

             The Huntington Michigan Tax-Free Fund

Revenue Bonds:
 Health Care Bonds....................................................... 22.7%
 Higher Education Bonds..................................................  7.9%
 Housing Bonds...........................................................  1.4%
 Industrial Bonds........................................................  4.4%
 Utility Bonds........................................................... 10.6%
General Obligations:..................................................... 51.0%
Cash Equivalents:........................................................  2.0%

                       The Huntington Ohio Tax-Free Fund

Revenue Bonds:
 Lease Bonds.............................................................  3.9%
 Hospital Bonds..........................................................  8.4%
 Health Care Bonds.......................................................  1.2%
 Higher Education Bonds.................................................. 11.2%
 Highway Bonds...........................................................  3.2%
 Industrial Bonds........................................................  0.5%
 Utility Bonds........................................................... 10.3%
General Obligations:..................................................... 61.3%

 Statements of Assets & Liabilities
December 31, 1998

                                                       Huntington    Huntington
                                         Huntington  Ohio Municipal U.S. Treasury
                                        Money Market  Money Market  Money Market
                                            Fund          Fund          Fund
---------------------------------------------------------------------------------
 Assets:
 Investments at value................     $925,934      $239,146      $273,268
 Investments in repurchase                  50,851            --       260,339
  agreements.........................
 Cash................................           --            --            --
 Dividends and interest receivable...           68         1,434           316
 Receivable for investments sold.....           --            --            --
 Receivable for fund shares sold.....           25            --             1
 Other...............................           --             9            --
---------------------------------------------------------------------------------
  Total Assets                             976,878       240,589       533,924
---------------------------------------------------------------------------------
 Liabilities:
 Payable for investments purchased...           --         4,009            --
 Payable for fund shares redeemed....          163             1            --
 Dividend payable....................        3,340           564         1,876
 Accrued expenses
 Investment advisory fees............          231            66            90
 Administration personnel and                   93            24            49
  services...........................
 Custodian and recordkeeping fees and           51            12            25
  expenses...........................
 Distribution service fees--                    26            12             5
  Investment Shares..................
 Other...............................           60            --            52
---------------------------------------------------------------------------------
  Total Liabilities..................        3,964         4,688         2,097
---------------------------------------------------------------------------------
 Net Assets:
 Paid-in-capital.....................      973,003       235,913       531,827
 Net unrealized appreciation                    --            --            --
  (depreciation) of investments......
 Accumulated net realized gain (loss)          (89)          (12)           --
  on investments.....................
 Distributions in excess of net                 --            --            --
  realized gain on investments.......
 Undistributed net investment income.           --            --            --
---------------------------------------------------------------------------------
  Total Net Assets...................      972,914       235,901       531,827
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Net Assets:
 Trust Shares........................      700,540       102,606       477,305
 Investment Shares...................      272,374       133,295        54,522
 Net Asset Value and Redemption
  Proceeds Per Share:
 Trust Shares........................     $   1.00      $   1.00      $   1.00
 Investment Shares...................     $   1.00      $   1.00      $   1.00
 Offering Price Per Share:
 Trust Shares........................     $   1.00      $   1.00      $   1.00
 Investment Shares...................     $   1.00      $   1.00      $   1.00
 Shares Outstanding:
 Trust Shares........................      700,572       102,613       477,251
 Investment Shares...................      272,431       133,300        54,579
---------------------------------------------------------------------------------
 Total shares outstanding ($0.001 par      973,003       235,913       531,830
  value).............................
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Investments, at identified cost.....     $976,785      $239,146      $533,607
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(All numbers in thousands except net asset values)
*Computation of Offering price: 100/96 of net asset value.
**Computation of Offering price: 100/98 of net asset value.
***Computation of Offering price: 100/94.5 of net asset value.
(See Notes which are an integral part of the Financial Statements)

 Statements of Operations
Year Ended December 31, 1998
(All numbers in thousands)
                                                       Huntington    Huntington
                                         Huntington  Ohio Municipal U.S. Treasury
                                        Money Market  Money Market  Money Market
                                            Fund          Fund          Fund
---------------------------------------------------------------------------------
 Investment Income:
 Interest income                          $ 41,734      $  6,922      $ 28,575
 Dividend income                                --            --            --
---------------------------------------------------------------------------------
  Total income                              41,734         6,922        28,575
---------------------------------------------------------------------------------
 Expenses:
 Investment advisory fees                    2,150           595         1,090
 Administrative personnel and                  836           218           599
  services
 Custodian and recordkeeping fees and          426           111           305
  expenses
 Transfer and dividend disbursing              137            44            45
  agent fees and expenses
 Fund share registration costs                 107            27            42
 Auditing fees                                  32             8            25
 Legal fees                                     17             5            17
 Trustees' fees                                 13             3            10
 Printing and postage                           53            12            37
 Insurance premiums                              9             2            14
 Distribution services fees                    555           285           145
 Miscellaneous                                  11             1             7
---------------------------------------------------------------------------------
  Total expenses                             4,346         1,311         2,336
---------------------------------------------------------------------------------
 Deduct--
 Waiver of investment advisory fees             --           (99)           --
 Waiver of distribution services fees         (333)         (171)          (87)
---------------------------------------------------------------------------------
 Net Expenses                                4,013         1,041         2,249
---------------------------------------------------------------------------------
 Net Investment Income                      37,721         5,881        26,326
---------------------------------------------------------------------------------
 Realized and unrealized gain (loss)
  on investments
 Net realized gain (loss) on                    --            --            --
  investments (identified cost basis)
 Net change in unrealized                       --            --            --
  appreciation (depreciation) on
  investments
---------------------------------------------------------------------------------
 Net Realized and Unrealized Gain               --            --            --
  (Loss) on Investments
---------------------------------------------------------------------------------
 Change in Net Assets Resulting from      $ 37,721      $  5,881      $ 26,326
  Operations
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)

                                                                  Huntington
            Huntington   Huntington   Huntington  Huntington  Short /Intermediate
Huntington    Income        Ohio     Fixed Income  Mortgage      Fixed Income
  Growth      Equity      Tax-Free    Securities  Securities      Securities
   Fund        Fund         Fund         Fund        Fund            Fund
---------------------------------------------------------------------------------
 $342,376    $249,952     $64,166      $167,288    $33,748         $125,356
       --          --          --            --      2,099               --
       --          --          31            --         --               --
      276       1,059         504         2,955        256            2,424
       --          --          --            --          5               --
      239          84          --             6         --                5
       --           2           3             9          1                3
---------------------------------------------------------------------------------
  342,891     251,097      64,704       170,258     36,109          127,788
---------------------------------------------------------------------------------
    3,573          --          --            --         --               --
       --          --          --           122         31               --
       --          --          --            --         --               --
      169         126          28            73          9               55
       31          22           6            16          4               12
       16          12           3             8          6                6
        6           1          --            --         --               --
       31          --          --            --         --               --
---------------------------------------------------------------------------------
    3,826         161          37           219         50               73
---------------------------------------------------------------------------------
  165,222     134,994      60,954       161,167     58,824          125,393
  175,029     115,853       3,711         8,871        887            2,322
       --           1          --            --    (23,673)              --
   (1,212)         --          --            --         --               --
       26          88           2             1         21               --
---------------------------------------------------------------------------------
  339,065     250,936      64,667       170,039     36,059          127,715
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  322,564     249,051      63,148       168,453     34,991          127,715
   16,501       1,885       1,519         1,586      1,068              N/A
 $  49.78    $  40.85     $ 21.83      $  21.78    $  8.25         $  20.13
 $  49.76    $  40.86     $ 21.82      $  21.78    $  8.27              N/A
 $  49.78    $  40.85     $ 21.83      $  21.78    $  8.25         $  20.13
 $  51.83*   $  43.24***  $ 22.27**    $  22.22**  $  8.44**            N/A
    6,479       6,098       2,893         7,734      4,241            6,344
      332          46          70            73        129              N/A
---------------------------------------------------------------------------------
    6,811       6,144       2,963         7,807      4,370            6,344
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 $167,347    $134,099     $60,455      $158,417    $34,960         $123,034
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                                  Huntington
            Huntington   Huntington   Huntington  Huntington  Short/Intermediate
Huntington    Income        Ohio     Fixed Income  Mortgage      Fixed Income
  Growth      Equity      Tax-Free    Securities  Securities      Securities
   Fund        Fund         Fund         Fund        Fund            Fund
---------------------------------------------------------------------------------
 $  1,099    $  2,510     $ 3,490      $ 10,588    $ 2,567         $  8,252
    3,255       5,951          --            --         --               --
---------------------------------------------------------------------------------
    4,354       8,461       3,490        10,588      2,567            8,252
---------------------------------------------------------------------------------
    1,850       1,396         333           817        191              646
      339         256          73           180         42              142
      173         130          37            91         42               72
       30          44          32            31         24               23
       12          21           9            18         15               15
        3          10           1             1         --                1
       --           3           1             4         --                3
        5           4          --             2         --                2
       14          16           1             3          2                6
       13           3           1             1         --                2
       33           2           4             4          5               --
        1           3           1             1          1                2
---------------------------------------------------------------------------------
    2,473       1,888         493         1,153        322              914
---------------------------------------------------------------------------------
       --          --          --            --        (76)              --
       --          --          --            --         (3)              --
---------------------------------------------------------------------------------
    2,473       1,888         493         1,153        243              914
---------------------------------------------------------------------------------
    1,881       6,573       2,997         9,435      2,324            7,338
---------------------------------------------------------------------------------
    8,243       4,307          68         2,181         19            1,670
   37,083      27,275         315         2,837         35              (88)
---------------------------------------------------------------------------------
   45,326      31,582         383         5,018         54            1,582
---------------------------------------------------------------------------------
 $ 47,207    $ 38,155     $ 3,380      $ 14,453    $ 2,378         $  8,920
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

 Statements of Assets and Liabilities

December 31, 1998
(All numbers in thousands, except net asset values)

                                   Huntington Michigan Huntington Intermediate
                                      Tax-Free Fund    Government Income Fund
------------------------------------------------------------------------------
  Assets:
   Investments at value                  $32,409              $109,055
   Investments in repurchase
    agreements                                --                 3,478
   Cash                                        1                    --
   Dividends and interest receiv-
    able                                     425                 1,509
   Receivable for investments
    sold                                      --                    --
   Receivable for fund shares
    sold                                      --                     8
   Other                                      --                    20
------------------------------------------------------------------------------
   Total Assets                           32,835               114,070
------------------------------------------------------------------------------
  Liabilities:
   Payable for Fund shares re-
    deemed                                    --                 1,659
   Payable for securities pur-
    chased                                    10                   --
   Accrued Expenses:
   Investment Advisory Fees                   12                    43
   Administrative personnel and
    services                                   3                     9
   Custodian and recordkeeping
    fess and expenses                         12                    12
   Distribution service fees --
     Investment Shares                         5                     2
   Other                                      34                    --
------------------------------------------------------------------------------
   Total Liabilities                          76                 1,725
------------------------------------------------------------------------------
  Net Assets:
   Paid-in-capital                        30,891               109,427
   Net unrealized appreciation
    (depreciation) of investments          1,868                 4,607
   Accumulated net realized gain
    (loss) on investments                     --                (1,719)
   Undistributed net investment
    income                                    --                    30
------------------------------------------------------------------------------
   Total Net Assets                       32,759               112,345
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  Net Assets:
   Trust Shares                           23,995               109,261
   Investment Shares                       8,764                 3,084
------------------------------------------------------------------------------
  Net Asset Value and Redemption
   Proceeds Per Share:
   Trust Shares                          $ 10.99              $  10.42
   Investment Shares                     $ 10.99              $  10.42
------------------------------------------------------------------------------
  Offering Price Per Share:
   Trust Shares                          $ 10.99              $  10.42
   Investment Shares                     $ 11.21**            $  10.63**
------------------------------------------------------------------------------
  Shares Outstanding:
   Trust Shares                            2,183                10,486
   Investment Shares                         797                   296
------------------------------------------------------------------------------
------------------------------------------------------------------------------
   Total shares outstanding
    ($0.001 par value)                     2,980                10,782
------------------------------------------------------------------------------
------------------------------------------------------------------------------
   Investments, at identified
    cost                                 $30,541              $107,926

**Computation of Offering price: 100/98 of net asset value.
 Statements of Operations

                                Huntington Michigan    Huntington Intermediate
                                   Tax-Free Fund        Government Income Fund
                              Seven Months *Six Months Seven Months *Six Months
                                 Ended        Ended       Ended        Ended
                              December31,    May 31,   December 31,   May 31,
                                  1998        1998         1998        1998
-------------------------------------------------------------------------------
Investment Income:
 Interest income............     $1,071       $944        $4,195      $3,803
-------------------------------------------------------------------------------
 Total income...............      1,071        944         4,195       3,803
-------------------------------------------------------------------------------
Expenses:
 Investment advisory fees...        102         93           345         276
 Administrative personnel
  and services..............         23         31             5         102
 Custodian and recordkeeping
  fees and expenses.........         11          3            76          20
 Transfer and dividend
  disbursing agent fees and
  expenses..................          2         16            39          34
 Fund share registration
  costs.....................         --          1            18           2
 Auditing fees..............          7          1             7          --
 Legal fees.................         --          5             4          --
 Trustees' fees.............         --          3             1           7
 Printing and postage.......          4          1             3          12
 Insurance premiums.........          2          2             2           1
 Distribution services
  fees -- Investment Shares.         14         16             5           5
 Miscellaneous..............         --          3            12           5
-------------------------------------------------------------------------------
 Total expenses.............        165        175           517         464
-------------------------------------------------------------------------------
Deduct--
 Waiver of investment
  advisory fees.............        (14)       (26)          (35)         (9)
 Waiver of distribution
  services fees.............         --         (3)           --          (1)
-------------------------------------------------------------------------------
Net expenses................        151        146           482         454
-------------------------------------------------------------------------------
Net investment income.......        920        798         3,713       3,349
-------------------------------------------------------------------------------
Realized and Unrealized Gain
 (Loss) on Investments:
Net realized gain (loss) on
 investments (identified
 cost basis)................        145         --            (7)         (4)
Net change in unrealized
 appreciation (depreciation)
 on investments.............         75        191         2,433         528
-------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments.        220        191         2,426         524
-------------------------------------------------------------------------------
Change in net assets
 resulting from operations..     $1,140       $989        $6,139      $3,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)
*Combined data from Fund prior to and after Reorganization referred to in Note
(1) Organization.

                      [This Page Intentionally Left Blank]

 Statements of Changes In Net Assets
(All numbers in thousands)

                                                                                 Huntington
                                                     Huntington Ohio           U.S. Treasury
                             Huntington Money        Municipal Money            Money Market          Huntington Growth
                               Market Fund             Market Fund                  Fund                    Fund
                             *Year       Year         Year       Year         Year        Year         *Year       Year
                             Ended       Ended       Ended       Ended       Ended        Ended        Ended      Ended
                          December 31, Dec. 31,   December 31, Dec. 31,   December 31,  Dec. 31,    December 31, Dec. 31,
                              1998       1997         1998       1997         1998        1997          1998       1997
--------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations--
Net investment income      $  37,721   $  24,203   $   5,881   $   4,382   $  26,326   $    27,222    $  1,881   $  1,507
Net realized gain (loss)
 on investment
 transactions                     --          --          --          --          --            --       8,243     11,145
Change in net unrealized
 appreciation
 (depreciation) of
 investments                      --          --          --          --          --            --      37,083     50,540
--------------------------------------------------------------------------------------------------------------------------
 Change in net assets
  resulting from
  operations                  37,721      24,203       5,881       4,382      26,326        27,222      47,207     63,192
--------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders--
From net investment income:
 Trust Shares                (26,860)    (18,452)     (2,560)     (2,112)    (23,572)      (24,783)     (1,815)    (1,480)
 Investment Shares           (10,861)     (5,751)     (3,321)     (2,270)     (2,754)       (2,439)        (47)       (24)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
 on investments:
 Trust Shares                     --          --          --          --          --            --      (7,850)   (10,892)
 Investment Shares                --          --          --          --          --            --        (393)      (253)
--------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on
investments:
 Trust Shares                     --          --          --          --          --            --      (1,154)        --
 Investment Shares                --          --          --          --          --            --         (58)        --
--------------------------------------------------------------------------------------------------------------------------
 Change in net assets
  from distributions to
  shareholders               (37,721)    (24,203)     (5,881)     (4,382)    (26,326)      (27,222)    (11,317)   (12,649)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions--
Trust Shares:
 Proceeds from shares
  issued from merger         143,355         N/A         N/A         N/A         N/A           N/A      64,133        N/A
 Proceeds from shares
  issued                     836,084     642,026     134,841     127,512     950,040     1,193,708      24,689     21,218
 Reinvestment of
  distributions                   21          15          --          --          73            27       3,916      4,292
 Cost of shares redeemed    (703,021)   (555,953)   (104,903)   (111,499)   (956,412)   (1,184,780)    (33,300)   (22,496)
--------------------------------------------------------------------------------------------------------------------------
Total Trust Shares
 Transactions                276,439      86,088      29,938      16,013      (6,299)        8,955      59,438      3,014
--------------------------------------------------------------------------------------------------------------------------
Investment Shares:
 Proceeds from shares
  issued from merger          11,004         N/A         N/A         N/A         N/A           N/A       9,965        N/A
 Proceeds from shares
  issued                     437,013     212,817     252,320     150,492     209,121       150,381       1,549        536
 Reinvestment of
  distributions                6,446       4,422         376         349         847           930         493        274
 Cost of shares redeemed    (322,423)   (174,411)   (202,297)   (142,046)   (213,148)     (141,437)     (1,893)      (793)
--------------------------------------------------------------------------------------------------------------------------
Total Investment Shares
 Transactions                132,040      42,828      50,399       8,795      (3,180)        9,874      10,114         17
--------------------------------------------------------------------------------------------------------------------------
Change in net assets
 from fund shares
 transactions                408,479     128,916      80,337      24,808      (9,479)       18,829      69,552      3,031
--------------------------------------------------------------------------------------------------------------------------
Total change in Net
 Assets                      408,479     128,916      80,337      24,808      (9,479)       18,829     105,442     53,574
--------------------------------------------------------------------------------------------------------------------------
Net Assets:
Beginning of period          564,435     435,519     155,564     130,756     541,306       522,477     233,623    180,049
--------------------------------------------------------------------------------------------------------------------------
End of period              $ 972,914   $ 564,435   $ 235,901   $ 155,564   $ 531,827   $   541,306    $339,065   $233,623
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Undistributed net
 investment income
 included in net assets
 at end of period          $      --   $      --   $      --   $      --   $      --   $        --    $     26   $      7
--------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed--
Trust Shares:
 Shares issued from
  merger                     143,581         N/A         N/A         N/A         N/A           N/A       1,330        N/A
 Shares issued               835,940     642,026     134,841     127,512     950,040     1,193,708         521        546
 Reinvestment of
  distributions                   22          15          --          --          73            27          82        102
 Shares redeemed            (703,021)   (555,953)   (104,903)   (111,499)   (956,412)   (1,184,780)       (701)      (576)
--------------------------------------------------------------------------------------------------------------------------
Total Trust Shares
 Transactions                276,522      86,088      29,938      16,013      (6,299)        8,955       1,232         72
--------------------------------------------------------------------------------------------------------------------------
Investment Shares:
 Shares issued from
  merger                      11,010         N/A         N/A         N/A         N/A           N/A         202        N/A
 Shares issued               437,013     212,817     252,320     150,492     209,121       150,381          33         14
 Reinvestment of
  distributions                6,446       4,422         376         349         847           930          11          6
 Shares redeemed            (322,423)   (174,411)   (202,297)   (142,046)   (213,148)     (141,437)        (40)       (20)
--------------------------------------------------------------------------------------------------------------------------
Total Investment Shares
 Transactions                132,046      42,828      50,399       8,795      (3,180)        9,874         206         --
--------------------------------------------------------------------------------------------------------------------------
Net change in fund share
 transactions                408,568     128,916      80,337      24,808      (9,479)       18,829       1,438         72
--------------------------------------------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)
*Combined data from Fund prior to and after Reorganization referred to in Note
(1)

                                                                                              Huntington Short/
         Huntington                                Huntington Fixed         Huntington        Intermediate Fixed
           Income             Huntington Ohio     Income Securities          Mortgage         Income Securities
        Equity Fund            Tax-Free Fund             Fund            Securities Fund             Fund
       Year         Year       Year      Year       Year       Year       Year       Year       Year       Year
       Ended       Ended       Ended     Ended      Ended     Ended       Ended     Ended       Ended     Ended
    December 31   Dec. 31   December 31 Dec. 31  December 31 Dec. 31   December 31 Dec. 31,  December 31 Dec. 31
       1998         1997       1998      1997       1998       1997       1998       1997       1998       1997
------------------------------------------------------------------------------------------------------------------
     $  6,573     $  6,038    $ 2,997   $ 3,089   $  9,435   $  9,330    $ 2,324   $ 2,611    $  7,338   $  7,399
        4,307        3,824         68        24      2,181      1,205         19       303       1,670       (337)
       27,275       35,379        315       736      2,837      2,141         35       484         (88)       819
------------------------------------------------------------------------------------------------------------------
       38,155       45,241      3,380     3,849     14,453     12,676      2,378     3,398       8,920      7,881
------------------------------------------------------------------------------------------------------------------
       (6,527)      (6,057)    (2,943)   (3,029)    (9,390)    (9,200)    (2,266)   (2,454)     (7,352)    (7,408)
          (20)          (2)       (65)      (78)       (89)      (103)       (63)      (82)         --         --
------------------------------------------------------------------------------------------------------------------
       (4,275)      (3,819)       (66)      (18)    (2,141)        --         --        --        (956)        --
          (31)          (5)        (2)       --        (20)        --         --        --          --         --
------------------------------------------------------------------------------------------------------------------
           --           --         --        --         --         --         --        --          --         --
           --           --         --        --         --         --         --        --          --         --
------------------------------------------------------------------------------------------------------------------
      (10,853)      (9,883)    (3,076)   (3,125)   (11,640)    (9,303)    (2,329)   (2,536)     (8,308)    (7,408)
------------------------------------------------------------------------------------------------------------------
          N/A          N/A        N/A       N/A        N/A        N/A        N/A       N/A         N/A        N/A
       21,506       19,581      8,440     7,624     21,544     20,505      2,881     2,800       9,438     15,526
        3,497        3,169        169       185      4,761      3,660        180       187       3,814      3,348
      (17,765)     (16,240)   (10,084)   (8,988)   (14,012)   (18,168)    (5,175)   (6,332)    (12,994)   (18,016)
------------------------------------------------------------------------------------------------------------------
        7,238        6,510     (1,475)   (1,179)    12,293      5,997     (2,114)   (3,345)        258        858
------------------------------------------------------------------------------------------------------------------
          N/A          N/A        N/A       N/A        N/A        N/A        N/A       N/A         N/A        N/A
        1,508          263        352       124        265         93         53        13         N/A        N/A
           49            7         48        61         84         76         45        55         N/A        N/A
          (65)          (1)      (355)     (636)      (405)      (439)      (113)     (678)        N/A        N/A
------------------------------------------------------------------------------------------------------------------
        1,492          269         45      (451)       (56)      (270)       (15)     (610)        N/A        N/A
------------------------------------------------------------------------------------------------------------------
        8,730        6,779     (1,430)   (1,630)    12,237      5,727     (2,129)   (3,955)        258        858
------------------------------------------------------------------------------------------------------------------
       36,032       42,137     (1,126)     (906)    15,050      9,100     (2,080)   (3,093)        870      1,331
------------------------------------------------------------------------------------------------------------------
      214,904      172,767     65,793    66,699    154,989    145,889     38,139    41,232     126,845    125,514
------------------------------------------------------------------------------------------------------------------
     $250,936     $214,904    $64,667   $65,793   $170,039   $154,989    $36,059   $38,139    $127,715   $126,845
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
     $     88     $     40    $     2   $    13   $      1   $     44    $    21   $    75    $     --   $     14
------------------------------------------------------------------------------------------------------------------
          N/A          N/A        N/A       N/A        N/A       N./A        N/A       N/A         N/A        N/A
          555          595        388       355        995        979        348       347         468        780
           89           93          8         8        219        175         22        23         189        168
         (460)        (485)      (462)     (420)      (645)      (868)      (627)     (779)       (643)      (906)
------------------------------------------------------------------------------------------------------------------
          184          203        (66)      (57)       569        286       (257)     (409)         14         42
------------------------------------------------------------------------------------------------------------------
          N/A          N/A        N/A       N/A        N/A        N/A        N/A       N/A         N/A        N/A
           39            8         16         6         12          4          7         2         N/A        N/A
            1           --          2         3          4          4          5         7         N/A        N/A
           (2)          --        (16)      (29)       (18)       (21)       (14)      (84)        N/A        N/A
------------------------------------------------------------------------------------------------------------------
           38            8          2       (20)        (2)       (13)        (2)      (75)        N/A        N/A
------------------------------------------------------------------------------------------------------------------
          222          211        (64)      (77)       567        273       (259)     (484)         14         42
------------------------------------------------------------------------------------------------------------------

 Statements of Changes In Net Assets
(All numbers in thousands)

                               Huntington Michigan           Huntington Intermediate
                                  Tax-Free Fund               Government Income Fund
                             Seven      *Six                 Seven       *Six
                             Months    Months     Year       Months     Months     Year
                             Ended      Ended    Ended       Ended      Ended     Ended
                          December 31, May 31,  Nov. 30,  December 31, May 31,   Nov. 30,
                              1998      1998      1997        1998       1998      1997
------------------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets
Operations-
Net investment income       $   920    $   798  $ 1,553     $  3,713   $  3,349  $  6,737
Net realized gain (loss)
 on investment
 transactions                   145         --       31           (7)        (4)       51
Change in net unrealized
 appreciation
 (depreciation) of
 investments                     75        191      297        2,433        528       258
------------------------------------------------------------------------------------------
 Change in net assets
  resulting from
  operations                  1,140        989    1,881        6,139      3,873     7,046
------------------------------------------------------------------------------------------
Distributions to
 Shareholders From--
Net investment income:
 Trust Shares                  (731)      (541)  (1,147)      (3,854)    (2,988)   (6,370)
 Investment Shares             (253)      (193)    (408)        (102)       (84)     (244)
Net realized gain on
 investments:
 Trust Shares                   (54)       --       --           --         --        --
 Investment Shares              (20)       --       --           --         --        --
Capital:
 Trust Shares                   --         --       --           --         --        --
 Investment Shares              --         --       --           --         --        --
------------------------------------------------------------------------------------------
 Change in net assets
  from distributions to
  shareholders               (1,058)      (734)  (1,555)      (3,956)    (3,072)   (6,614)
------------------------------------------------------------------------------------------
Capital Share
 Transactions-
Trust Shares:
 Proceeds from Shares
  Issued                      1,206      4,477    4,758       12,297     12,229    24,530
 Reinvestment of
  Distributions                  32          7       --          558         83         4
 Cost of Shares Redeemed     (4,740)    (2,184)  (3,128)     (22,036)   (11,835)  (17,950)
------------------------------------------------------------------------------------------
Total Trust Shares
 Transactions                (3,502)     2,300    1,630       (9,181)       477     6,584
------------------------------------------------------------------------------------------
Investment Shares:
 Proceeds from Shares
  Issued                        114      1,116    1,729           11         22       104
 Reinvestment of
  Distributions                 217        172      301           82         78       193
 Cost of Shares Redeemed     (1,538)      (837)  (1,738)        (284)      (426)   (2,008)
------------------------------------------------------------------------------------------
Total Investment Shares
 Transactions                (1,207)       451      292         (191)      (326)   (1,711)
------------------------------------------------------------------------------------------
Change in net assets
 from Fund shares
 transactions                (4,709)     2,751    1,922       (9,372)       151     4,873
------------------------------------------------------------------------------------------
Total change in Net
 Assets                      (4,627)     3,006    2,248       (7,189)       952     5,305
------------------------------------------------------------------------------------------
Net Assets:
 Beginning of period         37,386     34,380   32,132      119,534    118,582   113,277
------------------------------------------------------------------------------------------
 End of period              $32,759    $37,386  $34,380     $112,345   $119,534  $118,582
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Undistributed net
 investment income
 included in net assets
 at end of period           $   --     $    64  $    --     $     30   $    273  $     (4)
------------------------------------------------------------------------------------------
Shares Issued and
 Redeemed--
Trust Shares:
 Shares issued                  109        409      443        1,186      1,198     2,439
 Reinvestment of
  Distributions                   3          1       --           54          8        --
 Shares redeemed               (431)      (200)    (290)      (2,121)    (1,160)   (1,784)
------------------------------------------------------------------------------------------
Total Trust Shares
 Transactions                  (319)       210      153         (881)        46       655
------------------------------------------------------------------------------------------
Investment Shares:
 Shares issued                   10        101      161            1          2        10
 Reinvestment of
  Distributions                  20         16       28            8          8        19
 Shares redeemed               (140)       (76)    (162)         (27)       (42)     (200)
------------------------------------------------------------------------------------------
Total Investment Shares
 Transactions                  (110)        41       27          (18)       (32)     (171)
------------------------------------------------------------------------------------------
Net change in Fund share
 transactions                  (429)       251      180         (899)        14       484
------------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)
*Combined data from Fund prior to and after Reorganization referred to in Note
(1) Organization.

                      [This Page Intentionally Left Blank]

 Financial Highlights
Money Market Funds
(For a share outstanding throughout the period)

                                      Distributions to
                 Net Asset              shareholders   Net Asset
                  Value,      Net         from net       Value
  Year Ended     beginning investment    investment     end of     Total
  December 31,   of period   income        income       period   return(a)
 -------------------------------------------------------------------------
  TRUST SHARES
  Huntington Money Market Fund
  1998             $1.00      0.05         (0.05)        $1.00     5.13%
  1997             $1.00      0.05         (0.05)        $1.00     5.17%
  1996             $1.00      0.05         (0.05)        $1.00     5.01%
  1995             $1.00      0.05         (0.05)        $1.00     5.58%
  1994             $1.00      0.04         (0.04)        $1.00     3.86%
  Huntington Ohio Municipal Money
   Market Fund
  1998             $1.00      0.03         (0.03)        $1.00     3.07%
  1997             $1.00      0.03         (0.03)        $1.00     3.27%
  1996             $1.00      0.03         (0.03)        $1.00     3.14%
  1995             $1.00      0.04         (0.04)        $1.00     3.57%
  1994             $1.00      0.02         (0.02)        $1.00     2.41%
  Huntington U.S. Treasury Money
   Market Fund
  1998             $1.00      0.05         (0.05)        $1.00     4.95%
  1997             $1.00      0.05         (0.05)        $1.00     5.06%
  1996             $1.00      0.05         (0.05)        $1.00     4.98%
  1995             $1.00      0.05         (0.05)        $1.00     5.53%
  1994             $1.00      0.04         (0.04)        $1.00     3.79%
  INVESTMENT SHARES
  Huntington Money Market Fund
  1998             $1.00      0.05         (0.05)        $1.00     5.03%
  1997             $1.00      0.05         (0.05)        $1.00     5.07%
  1996             $1.00      0.05         (0.05)        $1.00     4.90%
  1995             $1.00      0.05         (0.05)        $1.00     5.48%
  1994             $1.00      0.04         (0.04)        $1.00     3.76%
  Huntington Ohio Municipal Money
   Market Fund
  1998             $1.00      0.03         (0.03)        $1.00     2.97%
  1997             $1.00      0.03         (0.03)        $1.00     3.17%
  1996             $1.00      0.03         (0.03)        $1.00     3.04%
  1995             $1.00      0.03         (0.03)        $1.00     3.47%
  1994             $1.00      0.02         (0.02)        $1.00     2.31%
  Huntington U.S. Treasury Money
   Market Fund
  1998             $1.00      0.05         (0.05)        $1.00     4.85%
  1997             $1.00      0.05         (0.05)        $1.00     4.95%
  1996             $1.00      0.05         (0.05)        $1.00     4.87%
  1995             $1.00      0.05         (0.05)        $1.00     5.43%
  1994             $1.00      0.04         (0.04)        $1.00     3.68%
 -------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales load, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(See Notes which are an integral part of the Financial Statements)

              Ratio to average net assets
  -------------------------------------------------------------
                       Net                        Expense                     Net assets,
                    investment               waiver reduction/               end of period
  Expenses            income                 reimbursement(b)                (000 omitted)
 -------------------------------------------------------------------------------------
    0.50%              4.99%                        --                         $700,540
    0.51%              5.06%                        --                         $424,050
    0.53%              4.90%                        --                         $337,962
    0.53%              5.44%                       0.03%                       $296,764
    0.51%              3.75%                       0.02%                       $287,805
    0.47%              3.03%                       0.05%                       $102,606
    0.45%              3.23%                       0.07%                       $ 72,667
    0.42%              3.10%                       0.12%                       $ 56,654
    0.42%              3.52%                       0.20%                       $ 56,551
    0.45%              2.40%                       0.19%                       $ 39,624
    0.40%              4.84%                        --                         $447,305
    0.42%              4.95%                        --                         $483,548
    0.42%              4.87%                        --                         $474,593
    0.43%              5.40%                       0.01%                       $277,142
    0.42%              3.76%                       0.02%                       $256,538
    0.60%              4.89%                       0.15%                       $272,374
    0.61%              4.96%                       0.15%                       $140,385
    0.63%              4.80%                        --                         $ 97,557
    0.63%              5.30%                       0.03%                       $ 91,288
    0.61%              3.85%                       0.02%                       $ 41,629
    0.57%              2.93%                       0.20%                       $133,295
    0.55%              3.13%                       0.22%                       $ 82,897
    0.52%              3.00%                       0.12%                       $ 74,102
    0.52%              3.42%                       0.20%                       $ 55,469
    0.55%              2.30%                       0.19%                       $ 37,134
    0.50%              4.74%                       0.15%                       $ 54,522
    0.52%              4.85%                       0.15%                       $ 57,758
    0.52%              4.77%                       0.15%                       $ 47,884
    0.53%              5.28%                       0.18%                       $ 38,973
    0.52%              3.66%                       0.17%                       $ 20,390
 -------------------------------------------------------------------------------------

 Financial Highlights
Equity Funds
(For a share outstanding throughout the period)

                                                                            Distributions to Distributions to
                                  Net realized             Distributions to   shareholders   shareholders in
            Net Asset                 and                    shareholders       from net      excess of net
Year Ended   Value,      Net       unrealized   Total from     from net      realized gain   realized gain on
December    beginning investment gain/(loss) on investment    investment     on investment      investment
31,         of period   income    investments   operations      income        transactions     transactions
-------------------------------------------------------------------------------------------------------------
TRUST SHARES
Huntington Growth Fund
1998         $43.48      0.29         7.69         7.98         (0.29)           (1.21)           (0.18)
1997         $33.97      0.29        11.63        11.92         (0.29)           (2.12)             --
1996         $30.81      0.40         4.72         5.12         (0.40)           (1.56)             --
1995         $26.30      0.43         7.62         8.05         (0.43)           (3.11)             --
1994         $26.17      0.39         0.21         0.60         (0.40)           (0.07)             --
Huntington Income Equity Fund
1998         $36.30      1.09         5.26         6.35         (1.09)           (0.71)             --
1997         $30.26      1.03         6.70         7.73         (1.04)           (0.65)             --
1996         $27.25      1.00         3.51         4.51         (1.00)           (0.50)             --
1995         $21.93      0.94         5.34         6.28         (0.96)             --               --
1994         $23.21      0.88        (1.29)       (0.41)        (0.87)             --               --
INVESTMENT SHARES
Huntington Growth Fund
1998         $43.46      0.19         7.67         7.86         (0.17)           (1.21)           (0.18)
1997         $33.96      0.19        11.63        11.82         (0.20)           (2.12)             --
1996         $30.81      0.31         4.73         5.04         (0.33)           (1.56)             --
1995         $26.31      0.35         7.61         7.96         (0.35)           (3.11)             --
1994         $26.16      0.33         0.22         0.55         (0.33)           (0.07)             --
Huntington Income Equity Fund
1998         $36.29      0.98         5.29         6.27         (0.99)           (0.71)             --
1997(a)      $31.20      0.65         5.72         6.37         (0.63)           (0.65)             --
-------------------------------------------------------------------------------------------------------------

(a)Reflects operations for the period from May 1, 1997 (effective date of Investment Shares) to December 31, 1997.

(b)Based on net asset value, which does not reflect the sales load, if applicable.

(c) Computed on annualized basis.

(d)This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(e) Not annualized.

(See Notes which are an integral part of the Financial Statements)

                                         Ratio to average net assets
               Net Asset             ---------------------------------------
                 Value                             Net       Expense waiver   Net assets,  Portfolio
    Total       end of     Total                investment     reduction/    end of period turnover
distributions   period   return(b)   Expenses     income    reimbursement(d) (000 omitted)   rate
----------------------------------------------------------------------------------------------------
    (1.68)      $49.78     18.55%      0.79%       0.62%           --          $322,564        11%
    (2.40)      $43.48     35.37%      0.80%       0.73%           --          $228,138        12%
    (1.96)      $33.97     16.72%      0.83%       1.20%           --          $175,764        21%
    (3.54)      $30.81     30.75%      0.86%       1.34%          0.05%        $143,421        37%
    (0.47)      $26.30      2.28%      0.88%       1.52%          0.04%        $103,463        42%
    (1.80)      $40.85     17.79%      0.81%       2.83%           --          $249,051        13%
    (1.69)      $36.30     25.99%      0.81%       3.08%           --          $214,625       24%
    (1.50)      $30.26     16.88%      0.82%       3.50%           --          $172,767        25%
    (0.96)      $27.25     29.26%      0.82%       3.85%           --          $141,892        17%
    (0.87)      $21.93     (1.82%)     0.84%       3.91%           --          $115,399        50%
    (1.56)      $49.76     18.25%      1.04%       0.37%           --          $ 16,501        11%
    (2.31)      $43.46     35.04%      1.05%       0.48%           --          $  5,485        12%
    (1.89)      $33.96     16.43%      1.08%       0.93%           --          $  4,285        21%
    (3.46)      $30.81     30.40%      1.11%       1.08%          0.05%        $  3,777        37%
    (0.40)      $26.31      2.08%      1.13%       1.27%          0.04%        $  3,212        42%
    (1.70)      $40.86     17.56%      1.06%       2.58%           --          $  1,885        13%
    (1.28)      $36.29     16.09%(e)   1.08%(c)    2.76%(c)        --          $    279        24%
----------------------------------------------------------------------------------------------------

 Financial Highlights
Fixed Income Funds
(For a share outstanding throughout the period)

                                                                                                             Distributions to
                                                                                            Distributions to   shareholders
                           Net Asset                               Net realized               shareholders       from net
                             Value,                 Net           and unrealized Total from     from net      realized gain
     Year Ended            beginning            investment        gain/(loss) on investment    investment     on investment
    December 31,           of period              income           investments   operations      income        transactions
-----------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
The Huntington Ohio Tax-Free Fund
1998                   $               21.74                 0.98      0.11         1.09         (0.98)           (0.02)
1997                   $               21.49                 1.01      0.27         1.28         (1.02)           (0.01)
1996                   $               21.77                 1.01     (0.28)        0.73         (1.01)              --
1995                   $               20.50                 1.01      1.27         2.28         (1.01)              --
1994                   $               22.04                 0.99     (1.55)       (0.56)        (0.98)              --
The Huntington Fixed Income Securities Fund
1998                   $               21.41                 1.26      0.65         1.91         (1.26)           (0.28)
1997                   $               20.94                 1.31      0.47         1.78         (1.31)              --
1996                   $               21.78                 1.34     (0.83)        0.51         (1.35)              --
1995                   $               19.69                 1.34      2.09         3.43         (1.34)              --
1994                   $               22.03                 1.28     (2.28)       (1.00)        (1.34)              --
The Huntington Mortgage Securities Fund
1998(a)                $                8.24                 0.50      0.01         0.51         (0.50)              --
1997(e)                $                8.06                 0.52      0.16         0.68         (0.50)              --
1996(e)                $                8.09                 0.55     (0.04)        0.51         (0.54)              --
1995(e)                $                6.69                 0.55      1.46         2.01         (0.55)              --
1994(e)                $                9.93                 0.89     (3.19)       (2.30)        (0.93)              --
The Huntington Short/Intermediate Fixed Income Securities Fund
1998                   $               20.04                 1.15      0.24         1.39         (1.15)           (0.15)
1997                   $               19.96                 1.19      0.08         1.27         (1.19)              --
1996                   $               20.35                 1.17     (0.37)        0.80         (1.19)              --
1995                   $               19.14                 1.18      1.21         2.39         (1.18)              --
1994                   $               20.57                 1.13     (1.33)       (0.20)        (1.23)              --
INVESTMENT SHARES
The Huntington Ohio Tax-Free Fund
1998                   $               21.73                 0.93      0.11         1.04         (0.93)           (0.02)
1997                   $               21.48                 0.98      0.25         1.23         (0.97)           (0.01)
1996                   $               21.77                 0.96     (0.29)        0.67         (0.96)              --
1995                   $               20.50                 0.96      1.27         2.23         (0.96)              --
1994                   $               22.04                 0.94     (1.56)       (0.62)        (0.92)              --
The Huntington Fixed Income Securities Fund
1998                   $               21.41                 1.20      0.66         1.86         (1.21)           (0.28)
1997                   $               20.95                 1.25      0.47         1.72         (1.26)              --
1996                   $               21.78                 1.29     (0.83)        0.46         (1.29)              --
1995                   $               19.70                 1.29      2.09         3.38         (1.30)              --
1994                   $               22.04                 1.23     (2.29)       (1.06)        (1.28)              --
The Huntington Mortgage Securities Fund
1998(a)                $                8.26                 0.48      0.01         0.49         (0.48)              --
1997(e)                $                8.08                 0.50      0.17         0.67         (0.49)              --
1996(e)                $                8.12                 0.53     (0.04)        0.49         (0.53)              --
1995(e)                $                6.70                 0.55      1.46         2.01         (0.55)              --
1994(e)                $                9.94                 0.87     (3.19)       (2.32)        (0.91)              --
-----------------------------------------------------------------------------------------------------------------------------
                      Distributions
                        in excess
                         of net
     Year Ended        investment
    December 31,        income(b)
-----------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
The Huntington Ohio Tax-Free Fund
1998                         --
1997                         --
1996                         --
1995                         --
1994                         --
The Huntington Fixed Income Securities Fund
1998                         --
1997                         --
1996                         --
1995                         --
1994                         --
The Huntington Mortgage Securities Fund
1998(a)                      --
1997(e)                      --
1996(e)                      --
1995(e)                   (0.06)
1994(e)                   (0.01)
The Huntington Short/Intermediate Fixed Income Securities Fund
1998                         --
1997                         --
1996                         --
1995                         --
1994                         --
INVESTMENT SHARES
The Huntington Ohio Tax-Free Fund
1998                         --
1997                         --
1996                         --
1995                         --
1994                         --
The Huntington Fixed Income Securities Fund
1998                         --
1997                         --
1996                         --
1995                         --
1994                         --
The Huntington Mortgage Securities Fund
1998(a)                      --
1997(e)                      --
1996(e)                      --
1995(e)                   (0.04)
1994(e)                   (0.01)
-----------------------------------------------------------------------------------------------------------------------------

(a) Effective April 24, 1998, Piper Capital Management, Inc. ceased to serve as the subadviser for Mortgage Securities Fund.

(b) Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(e) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(See Notes which are an integral part of the Financial Statements)

                                           Ratio to average net assets
                                       ------------------------------------
                  Net Asset                                                 Net assets,
                    Value                          Net      Expense waiver    end of    Portfolio
      Total        end of     Total             investment    reduction/    period (000 turnover
  distributions    period   return(c)  Expenses   income   reimbursement(d)  omitted)     rate
-------------------------------------------------------------------------------------------------
      (1.00)       $21.83      5.16%     0.73%     4.50%           --        $ 63,148        9%
      (1.03)       $21.74      6.11%     0.72%     4.72%           --        $ 64,325       14%
      (1.01)       $21.49      3.48%     0.76%     3.48%           --        $ 64,799        6%
      (1.01)       $21.77     11.35%     0.78%     4.74%         0.08%       $ 59,869       13%
      (0.98)       $20.50     (2.57%)    0.77%     4.68%         0.04%       $ 56,469       12%
      (1.54)       $21.78      9.18%     0.70%     5.78%           --        $168,453       47%
      (1.31)       $21.41      8.83%     0.70%     6.26%           --        $153,374      116%
      (1.35)       $20.94      2.56%     0.74%     6.39%           --        $144,038       16%
      (1.34)       $21.78     17.95%     0.77%     6.41%         0.05%       $141,423       20%
      (1.34)       $19.69     (4.62%)    0.75%     6.26%         0.04%       $119,117       23%
      (0.50)       $ 8.25      6.41%     0.63%     6.09%         0.20%       $ 34,991       17%
      (0.50)       $ 8.24      8.77%     0.66%     6.39%         0.20%       $ 37,057       63%
      (0.54)       $ 8.06      6.56%     0.67%     6.86%         0.29%       $ 39,566       90%
      (0.61)       $ 8.09     31.10%     0.49%     7.29%         0.63%       $ 52,667      194%
      (0.94)       $ 6.69    (24.59%)    0.88%    11.16%         0.12%       $ 54,164       91%
      (1.30)       $20.13      7.13%     0.71%     5.68%           --        $127,715       61%
      (1.19)       $20.04      6.56%     0.71%     5.94%           --        $126,845      160%
      (1.19)       $19.96      4.08%     0.72%     5.83%           --        $125,514       39%
      (1.18)       $20.35     12.81%     0.74%     5.93%           --        $133,951       40%
      (1.23)       $19.14     (0.98%)    0.72%     5.76%           --        $125,112       38%
      (0.95)       $21.82      4.90%     0.98%     4.25%           --        $  1,519        9%
      (0.98)       $21.73      5.88%     0.97%     4.47%           --        $  1,468       14%
      (0.96)       $21.48      3.20%     1.01%     3.24%           --        $  1,900        6%
      (0.96)       $21.77     11.10%     1.03%     4.49%         0.08%       $  2,163       13%
      (0.92)       $20.50     (2.83%)    1.02%     4.43%         0.04%       $  2,307       12%
      (1.49)       $21.78      8.93%     0.95%     5.53%           --        $  1,586       47%
      (1.26)       $21.41      8.54%     0.95%     6.01%           --        $  1,615      116%
      (1.29)       $20.95      2.32%     0.99%     6.12%           --        $  1,851       16%
      (1.30)       $21.78     17.63%     1.02%     6.17%         0.05%       $  2,176       20%
      (1.28)       $19.70     (4.88%)    1.00%     6.01%         0.04%       $  1,958       23%
      (0.48)       $ 8.27      6.09%     0.88%     5.84%         0.45%       $  1,068       17%
      (0.49)       $ 8.26      8.54%     0.91%     6.16%         0.45%       $  1,082       63%
      (0.53)       $ 8.08      6.25%     0.92%     6.57%         0.53%       $  1,666       90%
      (0.59)       $ 8.12     31.13%     0.76%     7.40%         0.73%       $  2,008      194%
      (0.92)       $ 6.70    (24.72%)    1.13%    10.91%         0.37%       $  4,259       91%
-------------------------------------------------------------------------------------------------

 Financial Highlights
Fixed Income Funds (cont'd)
(For a share outstanding throughout the period)

                                                                                 Distributions to
                                       Net Realized             Distributions to   Shareholders
                 Net Asset                 and                    Shareholders       from Net
                  Value,      Net       Unrealized   Total from     from Net      Realized Gain
                 Beginning Investment Gain/(Loss) on Investment    Investment     on Investment
Period Ended(a)  of Period   Income    Investments   Operations      Income        Transactions
-------------------------------------------------------------------------------------------------
TRUST SHARES
Huntington Michigan Tax-Free Fund
1998(b)           $10.97      0.29         0.06         0.35         (0.31)           (0.02)
1998(c)           $10.89      0.25         0.06         0.31         (0.23)             --
1997(d)           $10.79      0.50         0.10         0.60         (0.50)             --
1996(d)           $10.79      0.50          --          0.50         (0.50)             --
1995(d)           $ 9.97      0.49         0.82         1.31         (0.49)             --
1994(d)           $10.61      0.47        (0.63)       (0.16)        (0.47)           (0.01)
Huntington Intermediate Government Income Fund
1998(b)           $10.23      0.33         0.21         0.54         (0.35)             --
1998(c)           $10.16      0.29         0.04         0.33         (0.26)             --
1997(d)           $10.13      0.59         0.02         0.61         (0.58)             --
1996(d)           $10.24      0.59        (0.10)        0.49         (0.60)             --
1995(d)           $ 9.66      0.61         0.58         1.19         (0.61)             --
1994(d)           $10.46      0.57        (0.80)       (0.23)        (0.57)             --
INVESTMENT SHARES
Huntington Michigan Tax-Free Fund
1998(b)           $10.97      0.28         0.06         0.34         (0.30)           (0.02)
1998(c)           $10.89      0.24         0.06         0.30         (0.22)             --
1997(d)           $10.79      0.47         0.10         0.57         (0.47)             --
1996(d)           $10.79      0.48          --          0.48         (0.48)             --
1995(d)           $ 9.97      0.49         0.82         1.31         (0.49)             --
1994(d)           $10.61      0.47        (0.63)       (0.16)        (0.47)           (0.01)
Huntington Intermediate Government Income Fund
1998(b)           $10.24      0.31         0.20         0.51         (0.33)             --
1998(c)           $10.16      0.28         0.05         0.33         (0.25)             --
1997(d)           $10.13      0.57         0.02         0.59         (0.56)             --
1996(d)           $10.24      0.57        (0.10)        0.47         (0.58)             --
1995(d)           $ 9.66      0.61         0.58         1.19         (0.61)             --
1994(d)           $10.46      0.57        (0.80)       (0.23)        (0.57)             --
-------------------------------------------------------------------------------------------------

(a) Financial highlights reflect combined data from Fund prior to and after Reorganization for the surviving accounting entity. The fiscal year end of Huntington Michigan Tax-Free Fund and Huntington Intermediate Government Income Fund was changed from November 30 to May 31, and subsequently to December 31 to coincide with the other Huntington Funds.

(b) Seven months ended December 31.

(c) Six months ended May 31.

(d) Year ended November 30.

(e) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(f) Expense ratios reflect the operating expenses in effect during the period prior to and subsequent to the reorganization referred to in Notes (1) Organization.

(g) This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(h) Computed on an annualized basis.

(i) Not annualized.

                                         Ratio to Average Net Assets
               Net Asset             ------------------------------------------  Net Assets,
                Value,                                Net       Expense Waiver     End of     Portfolio
    Total       End of     Total                   Investment     Reduction/       Period     Turnover
Distributions   Period   Return(e)   Expenses        Income    Reimbursement(g) (000 omitted)   Rate
-------------------------------------------------------------------------------------------------------
   (0.33)       $10.99     3.31%(i)   0.67%(h)       4.57%(h)       0.07%(h)      $ 23,995        7%
   (0.23)       $10.97     2.86%(i)   0.75%(f)(h)    4.55%(h)       0.14%(h)      $ 27,440        2%
   (0.50)       $10.89     5.73%      0.73%          4.66%          0.27%         $ 24,954        7%
   (0.50)       $10.79     4.78%      0.68%          4.72%          0.37%         $ 23,082       16%
   (0.49)       $10.79    13.21%      0.70%          4.62%          0.48%         $ 20,700       35%
   (0.48)       $ 9.97    (1.49%)     0.51%          4.50%          0.68%         $ 15,495       22%
   (0.35)       $10.42     5.34%(i)   0.69%(h)       5.38%(h)       0.05%(h)      $109,261        7%
   (0.26)       $10.23     3.33%(i)   0.76%(f)(h)    5.67%(h)       0.02%(h)      $116,317       14%
   (0.58)       $10.16     6.27%      0.79%          5.91%           -- %         $115,064       28%
   (0.60)       $10.13     4.97%      0.79%          5.89%           -- %         $108,047       16%
   (0.61)       $10.24    12.64%      0.78%          6.09%           -- %         $114,646       27%
   (0.57)       $ 9.66    (2.23%)     0.83%          6.45%          0.02%         $115,449       20%
   (0.32)       $10.99     3.14%(i)   0.92%(h)       4.32%(h)       0.07%(h)      $  8,764        7%
   (0.22)       $10.97     2.75%(i)   1.00%(f)(h)    4.30%(h)       0.21%(h)      $  9,946        2%
   (0.47)       $10.89     5.47%      0.98%          4.41%          0.37%         $  9,426        7%
   (0.48)       $10.79     4.61%      0.84%          4.55%          0.56%         $  9,050       16%
   (0.49)       $10.79    13.21%      0.70%          4.62%          0.48%         $ 12,619       35%
   (0.48)       $ 9.97    (1.49%)     0.51%          4.50%          0.68%         $ 12,249       22%
   (0.33)       $10.42     5.06%(i)   0.94%(h)       5.13%(h)       0.05%(h)      $  3,084        7%
   (0.25)       $10.24     3.31%(i)   1.01%(f)(h)    5.42%(h)       0.09%(h)      $  3,217       14%
   (0.56)       $10.16     5.99%      1.04%          5.66%          0.10%         $  3,518       28%
   (0.58)       $10.13     4.80%      0.95%          5.73%          0.19%         $  5,230       16%
   (0.61)       $10.24    12.64%      0.78%          6.09%           -- %         $  7,610       27%
   (0.57)       $ 9.66    (2.23%)     0.83%          6.45%          0.02%         $  9,718       20%
-------------------------------------------------------------------------------------------------------

 Combined Notes to Financial Statements
December 31, 1998

(1) Organization

The Huntington Funds, formerly known as The Monitor Funds, (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. As of December 31, 1998, the Trust consisted of eight diversified and three non-diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") as follows:

 Huntington Money Market ("Money Market")+**
 (formerly known as The Monitor Money Market Fund)
 Huntington Ohio Municipal Money Market Fund*("Ohio Municipal Money
  Market")**
 (formerly known as The Monitor Ohio Municipal Money Market Fund)
 Huntington U.S. Treasury Money Market Fund ("U.S. Treasury Money Market")** (formerly known as The Monitor U.S. Treasury Money Market Fund)
 Huntington Growth Fund ("Growth")**
 (formerly known as The Huntington Growth Fund)+
 Huntington Income Equity Fund ("Income Equity")**
 (formerly known as The Monitor Income Equity Fund)
 Huntington Michigan Tax-Free Fund* ("Michigan Tax-Free")+**
 (formerly known as The Monitor Michigan Tax-Free Fund)
 Huntington Ohio Tax-Free Fund* ("Ohio Tax-Free")**
 (formerly known as The Monitor Ohio Tax-Free Fund)
 Huntington Fixed Income Securities Fund ("Fixed Income")**
 (formerly known as The Monitor Fixed Income Securities Fund)
 Huntington Intermediate Government Income Fund ("Intermediate Government
  Income")+**
 (formerly known as The Monitor Intermediate Government Income Fund) Huntington Mortgage Securities Fund ("Mortgage Securities")**
 (formerly known as The Monitor Mortgage Securities Fund)
 Huntington Short/Intermediate Fixed Income Securities Fund
  ("Short/Intermediate Fixed Income")**
 (formerly known as The Monitor Short/Intermediate Fixed Income Securities
  Fund)
 *non-diversified portfolio

The Funds each offer two classes of shares ("Trust Shares" and "Investment Shares") except for Short/Intermediate Fixed Income which only offers Trust Shares. Investment Shares are identical in all respects to Trust Shares, except that Investment Shares are sold pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Act and are subject to a sales charge. During the period from April 6, 1998 through December 31, 1998, the sales charges were temporarily waived. Trust Shares are only offered in connection with the requirements of fiduciary, advisory, agency and other similar accounts maintained by or on behalf of customers of The Huntington National Bank or its affiliates or correspondent banks. The objectives of the Funds can be found in the current prospectus.

The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund and to the class in which shares are held.

** Effective January 1, 1999, The Monitor Funds changed its name to The
   Huntington Funds.
+ A merger of Huntington Bancshares Incorporated and First Michigan Bank
  Corporation occurred on October 1, 1997. Effective March 27, 1998, FMB Money Market and FMB Diversified Equity Fund were reorganized on a tax-free basis, respectively, into Money Market and Growth; and effective April 3, 1998, FMB Michigan Tax-Free Bond Fund and FMB Intermediate Government Income Fund were reorganized on a tax-free basis, respectively, into Michigan Tax-Free and Intermediate Government Income pursuant to an Agreement and Plan of Reorganization dated as of February 1, 1998, by and between FMB Funds and The Monitor Funds, which was approved by shareholders of The FMB Funds at a meeting convened on March 24, 1998.

Historical information relating to FMB Michigan Tax-Free Bond Fund and FMB Intermediate Government Income Fund is provided herein because these two funds were treated as the accounting survivors in the reorganization.

At the time of the reorganization; FMB Michigan Tax-Free Bond Fund had net assets of $35,807,092 and Michigan Tax- Free received net assets of $35,807,092, FMB Intermediate Government Income Fund had net assets of $119,115,527 and Intermediate Government Income received net assets of $119,115,527, FMB Money Market Fund had net assets of $154,359,699 and Money Market received net assets of $154,359,699, FMB Diversified Equity Fund had net assets of $74,098,854 and Growth received net assets of $74,098,854. As a result of the reorganization, holders of Institutional Shares received Trust Shares, and holders of Consumer Service Shares received Investment Shares.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles
(GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Financial Statements. The actual results could differ from those estimates.

A. Investment Valuations

Securities of the money market funds (Money Market, Ohio Municipal Money Market and U.S. Treasury Money Market) are valued using amortized cost, which approximates market value. The Trust's use of the amortized cost method to value the money market funds' portfolio securities is conditioned on their compliance with Rule 2a-7 under the Act.

Equity securities held by Growth and Income Equity which are listed on the New York Stock Exchange or other national securities exchanges are valued at the last sale price or, if there has been no sale on that day, at the bid price. Unlisted equity securities are valued at the latest bid prices. Bonds and other fixed income securities held by all the Funds (other than Mortgage Securities) which may trade on a national securities exchange and/or over the counter are valued at the last sale price on that day, if available; otherwise, they are valued at the bid price by an independent pricing service, approved by the Trustees, that takes into consideration yield, stability, risk, credit quality, coupon, maturity, type of issue, trading characteristics, special circumstances of security or trading market, and any other factors or market data the independent pricing service deems relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.

U.S. Government obligations held by Mortgage Securities are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Portfolio securities for which market quotations are not readily available are valued on the basis of quotations provided by dealers in such securities.

Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end investment companies are valued at net asset value.

B. Repurchase Agreements

It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, it's the policy of the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of these agreements. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Investment Income, Expenses and Distributions

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized, as required by the Internal Revenue Code, as amended (the "Code") which does not differ materially from GAAP. For stripped mortgage backed securities, Mortgage Securities uses the constant yield method for income recognition purposes.

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses for the Funds are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Distribution fees are charged directly to such class.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to the tax nature of distributions. As of December 31, 1998, $22,284 has been reclassified from Income Equity's accumulated net unrealized gain (loss) on investments to undistributed net investment income. As of December 31, 1998, $29,893 has been reclassified from Mortgage Securities' paid-in-capital to accumulated net realized gain (loss) on investments. Net investment income, net realized loss, and net assets were not affected by this change.

D. Federal Taxes

It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At December 31, 1998, Money Market, Ohio Municipal Money Market, Intermediate Government Income, and Mortgage Securities for federal tax purposes, had capital loss carryforwards, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

Year and Amount of Expiration

                          2001      2002       2003      2004    2005  2006     Total
----------------------------------------------------------------------------------------
Money Market                 --         --      86,955       --  757   1,194 $    88,906
----------------------------------------------------------------------------------------
Ohio Municipal Money
Market                       --       2,172     10,081       --  --      --  $    12,253
----------------------------------------------------------------------------------------
Intermediate Government
Income                   341,003  1,366,912        --        --  --   11,041 $ 1,718,956
----------------------------------------------------------------------------------------
Mortgage Securities          --  10,376,781 10,841,602 2,455,048 --      --  $23,673,431
----------------------------------------------------------------------------------------

E. Dollar Roll Transactions

Mortgage Securities may enter into mortgage "dollar rolls" in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Fee income of $7,564 is included in interest income. The Fund maintains a segregated account, the dollar value of which meets or exceeds its obligations with respect to dollar rolls.

F. Other

Investment transactions are accounted for on the trade date.

Gains or losses realized from the sale of securities are determined by comparing the identified cost of the security sold with the net sales proceeds.

(3) Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fee--The Huntington National Bank, the Trust's investment adviser ("Huntington" or the "Adviser"), receives for its services an annual investment advisory fee for each of the Funds at the following annual rates:
Money Market and Ohio Municipal Money Market: 0.30% of the first $500 million of average daily net assets of each Fund, 0.25% of the next $500 million, and 0.20% of any amount over $1 billion; U.S. Treasury Money Market: 0.20% of the Fund's average daily net assets; Growth and Income Equity: 0.60% of each Fund's average daily net assets; and Michigan Tax-Free, Ohio Tax-Free, Fixed Income, Intermediate Government Income, Mortgage Securities and Short/Intermediate Fixed Income: 0.50% of each Fund's average daily net assets. Prior to April 6, 1998, the Adviser received 0.55% of the average daily net assets of FMB Michigan Tax-Free Bond Fund and 0.45% of the average daily net assets of FMB Intermediate Government Income Fund. The Adviser may voluntarily choose to waive a portion of its fee. During 1998, the Adviser waived 0.05% for Ohio Municipal Money Market, 0.07% for Michigan Tax-Free, 0.05% for Intermediate Government Income, and 0.20% for Mortgage Securities. The Adviser can modify or terminate these voluntary waivers at any time at its sole discretion.

Sub-Advisory Fee--The Adviser entered into a sub-advisory agreement with Piper Capital Management, Inc. (the "Sub-adviser"), pursuant to which the Sub-adviser assisted the Adviser in the purchase, sale and exchange of the portfolio investments for Mortgage Securities. The Sub-adviser received from the Adviser an annual fee equal to 0.15% of the Fund's average daily net assets. This agreement expired on April 24, 1998, on which date Huntington began performing all advisory services for Mortgage Securities.

Administration Fee--Prior to January 12, 1998 SEI Fund Resources ("SFR") served as administrator to the Trust under an Administration Agreement. On January 12, 1998, Huntington began serving as administrator to the Trust under a new Administration Agreement, assuming responsibility for Michigan Tax-Free and Intermediate Government Income on April 6, 1998. Prior to April 6, 1998, SFR served as administrator to FMB Michigan Tax-Free Bond Fund and FMB Intermediate Government Income Fund under an Administration Agreeement with FMB Funds, Inc.

In its role as administrator to the Trust, SFR received an annual fee of 0.11% of each Fund's average net assets, paid monthly, for administrative services performed SFR paid monthly to Huntington, under a Sub-Administration Agreement, an annual fee of 0.05% of each Fund's average net assets for services performed. In its role as administrator to FMB Michigan Tax-Free Bond Fund and FMB Intermediate Government Income Fund, SFR received an annual fee of 0.20% of each such Fund's average net assets paid monthly for administrative services performed.

Huntington is entitled to receive an annual fee of 0.11% of each Fund's average net assets, paid monthly, for services performed under the Trust's current Administration Agreement. Huntington pays monthly to SFR, under a Sub-Administration Agreement, an annual fee of 0.05% of each Fund's average net assets for services performed.

Distribution Agreement--SEI Investments Distribution Co. ("SIDCO") acts as the Trust's distributor pursuant to a Distribution Agreement. SEI Investment Management Corporation, a wholly-owned subsidiary of SEI Investment Company, is the owner of all beneficial interests in SFR. SIDCO is a wholly-owned subsidiary of SEI Investment Company.

Distribution Plan--The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan provides for payments to be made to the Trust's distributor (SIDCO) in connection with the provision of distribution and administrative services with respect to the Funds' Investment Shares. Prior to April 6, 1998, a distribution plan for FMB Funds, Inc. (the "FMB Distribution Plan") provided for payments by FMB Michigan Tax-Free Bond Fund and FMB Intermediate Government Income Fund to be made to their distributor in connection with the provision of similar services with respect to such Funds' Consumer Services Shares.

In accordance with each of the Distribution Plan and the FMB Distribution Plan, the distributor enters into agreements with brokers and dealers relating to distribution and/or administrative services with respect to the applicable class of shares of the Funds. The distributor may also enter into agreements with administrators (including financial institutions, fiduciaries, custodians for public funds, and investment advisers) to provide administrative services with respect to such shares.

In connection with the provision of the distribution and administrative services described above, the distributor pays brokers, dealers and administrators (including The Huntington Investment Company) a fee based on the amount of the applicable class of shares owned by their customers.

Under the Disribution Plan, for all of the Funds except Mortgage Securities, amounts paid by the distributor for services rendered with respect to a Fund's Investment Shares will be paid by the Fund in an amount which may not exceed an annual rate of 0.25% of the average daily net assets attributable to the Fund's Investment Shares. Money Market, Ohio Municipal Money Market, and U.S. Treasury Money Market have voluntarily limited fees to 0.10%. For Mortgage Securities, the amounts that may be paid by the Fund may not exceed an annual rate of 0.50% of the average daily net assets attributable to the Fund's Investment Shares. Mortgage Securities has voluntarily limited fees to 0.25%.

Under the FMB Distribution Plan, amounts paid by the distributor for services rendered with respect to a Fund's Consumer Service Shares were reimbursed by the Fund in an amount not to exceed 0.35% of such Fund's average daily net assets attributable to the Fund's Consumer Service Shares.

Transfer and Dividend Disbursing Agent Fees and Expenses, Portfolio Accounting and Custodian Fees--Prior to January 12, 1998, SFR served as transfer and dividend disbursing agent for the Trust. On January 12, 1998, State Street Bank and Trust Co. began serving as transfer and dividend disbursing agent for the Trust, assuming responsibility for Michigan Tax-Free and Intermediate Government Income on April 6, 1998. Prior to April 6, 1998, SFR served as transfer agent and dividend disbursing agent for FMB Michigan Tax-Free Bond Fund and FMB Intermediate Government Income Fund. In each case, the fees payable for transfer agent and dividend disbursing services are based on the size, type and number of accounts and transactions made by shareholders.

Huntington provides certain accounting and recordkeeping services with respect to each of the Funds' portfolios of investments, with the exception of Mortgage Securities. American Data Services, Inc. ("ADS") provides these services with respect to Mortgage Securities' portfolio of investments. Huntington receives an annual fee based on the level of each Fund's average daily net assets. For the twelve-month period ended December 31, 1998, Huntington received fees of $797,239. ADS received $35,000 plus out-of-pocket expenses for services rendered for the twelve-month period ended December 31, 1998.

Huntington also receives a fee for its services as the custodian of the Funds' investments and other assets. Prior to April 6, 1998, Bankers Trust Company ("Bankers Trust") served as custodian of the investments and other assets of FMB Michigan Tax-Free Bond Fund and FMB Intermediate Government Income Fund. In each case, the fee is based on the level of each Fund's average daily net assets. For the twelve-month period ended December 31, 1998, Huntington received fees of $667,677.

For the twelve-month period ended December 31, 1998, certain Officers of the Trust were Officers of SFR and SIDCO. Such Officers receive no compensation from the Trust.

For the twelve-month period ended December 31, 1998, Huntington paid $37,829 in commissions earned on sales of Investment Shares of the variable net asset value funds to affiliate broker/dealers of the Funds.

(4) Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the twelve-month period ended December 31, 1998 were as follows (all numbers in thousands):

          Investment Securities
          ---------------------
                     Income       Ohio
           Growth    Equity     Tax-Free
------------------------------------------
Purchases  $31,312  $31,664      $6,692
Sales      $60,232  $29,308      $5,915
------------------------------------------
                                 Short/
                              Intermediate
            Fixed   Mortgage     Fixed
           Income  Securities    Income
------------------------------------------
Purchases  $35,945       --     $32,935
Sales      $ 4,770       --     $12,944
------------------------------------------
       U.S. Government Obligations
       ---------------------------
                     Income       Ohio
           Growth    Equity     Tax-Free
------------------------------------------
Purchases       --       --          --
Sales           --       --          --
------------------------------------------
                                 Short/
                              Intermediate
            Fixed   Mortgage     Fixed
           Income  Securities    Income
------------------------------------------
Purchases  $51,952   $9,575     $51,207
Sales      $70,159   $6,383     $68,481
------------------------------------------

Purchases and sales of investments, excluding short-term securities, for the seven-month period ended December 31, 1998 were as follows (all numbers in thousands):

       Investment Securities
       ---------------------
                    Intermediate
           Michigan  Government
           Tax-Free    Income
------------------------------------
Purchases   $1,289         --
Sales       $6,361         --
------------------------------------
    U.S. Government Obligations
    ---------------------------
                    Intermediate
           Michigan  Government
           Tax-Free    Income
------------------------------------
Purchases       --     $8,066
Sales           --    $17,539
------------------------------------

(5) Investment Concentration

Ohio Municipal Money Market and Ohio Tax-Free invest a substantial portion of their assets in obligations and notes issued by the State of Ohio, political subdivisions thereof, and agencies, instrumentalities, authorities of districts of both the State and its political subdivisions. It is the Fund's policy that such issues must have been rated A or better by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Group, for Ohio Tax-Free, or A-2, P-2 for Ohio Municipal Money Market or, if not rated, of equivalent quality as determined by the Funds' investment adviser.

If there should be a default or other financial crisis relating to the State of Ohio, an Ohio municipality or an agency or instrumentality of the State or the municipality, the market value and marketability of the Ohio municipal bonds in Ohio Municipal Money Market and Ohio Tax-Free's portfolios and the interest income to the two Funds could be adversely affected.
Michigan Tax-Free invests a substantial portion of its assets in obligations and notes issued by the State of Michigan, political subdivisions thereof, and agencies, instrumentalities, authorities of districts of both the State and its political subdivisions. If there should be a default or other financial crisis related to the State of Michigan, a Michigan municipality or an agency or instrumentality of the State, the market value and marketability of the Michigan municipal bonds in Michigan Tax-Free's portfolio and the interest income could be adversely affected.

 Explanation of the Indices (& Notes) in the Management Discussion & Analysis Michigan Tax-Free Fund

  *The Fund's performance assumes the reinvestment of all dividends and distributions.
 **Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 4.75% which was in effect as of 12/31/91 ($10,000 investment minus $475 sales load = $9,525). The Fund's performance assumes the reinvestment of all dividends and distributions. During the period from April 6, 1998 through December 31, 1998, the current sales load of 2.00% was temporarily waived.
  +The L5MB and the L7MB have been adjusted to reflect reinvestment of dividends on securities in the index. The L5MB and the L7MB are not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indices are unmanaged.

Ohio Tax-Free Fund

  *The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5GO has been adjusted to reflect reinvestment of dividends on securities in the index.
 **Represents a hypothetical investment of $10,000 in the Fund after deducting the current sales load of 2.00% effective 2/1/93 ($10,000 investment minus $200 sales load = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5GO has been adjusted to reflect reinvestment of dividends on securities in the index. During the period from April 6, 1998 through December 31, 1998, the current sales load of 2.00% was temporarily waived.
  +The LB5GO is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indices are unmanaged.
  ++The LSMD, LOIMD and LIMD each represent the average of the total returns reported by all of the mutual funds that Lipper Analytical Services, Inc. has determined belong in the respective categories, and are not adjusted to reflect any sales loads. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Fixed Income Securities Fund

  *The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCB has been adjusted to reflect reinvestment of dividends on securities in the index.
 **Represents a hypothetical investment of $10,000 in the Fund after deducting the current sales load of 2.00% effective 2/1/93 ($10,000 investment minus $200 sales load = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCB has been adjusted to reflect reinvestment of dividends on securities in the index. During the period from April 6, 1998 through December 31, 1998, the current sales load of 2.00% was temporarily waived.
  +The LBGCB is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.
  ++The LIIGDF represents the average of the total returns reported by all of the mutual funds that Lipper Analytical Services, Inc. has determined belong in that category, and is not adjusted to reflect any sales loads. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Intermediate Government Income Fund

  *The Fund's performance assumes the reinvestment of all dividends and distributions.
 **Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 4.75% in effect as of 12/31/91
  ($10,000 investment minus $475 sales load = $9,525). The Fund's performance assumes the reinvestment of all dividends and distributions. During the period from April 6, 1998 through December 31, 1998, the current sales load of 2.00% was temporarily waived.
  +The LIGC has been adjusted to reflect reinvestment of dividends on securities in the index. The LIGC is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

Mortgage Securities Fund

  *The Fund's performance assumes the reinvestment of all dividends and distributions.
 **Represents a hypothetical investment of $10,000 in the Fund after deducting the current sales load of 2.00% ($10,000 investment minus $200 sales load = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. During the period from April 6, 1998 through December 31, 1998, the current sales load of 2.00% was temporarily waived.
  +LMI is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.
  ++The LUSMF represents the average of the total returns reported by all of the mutual funds that Lipper Analytical Services, Inc. has determined belong in that category, and is not adjusted to reflect any sales loads. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Short/Intermediate Fixed Income Securities Fund

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LIGC and the ML1-5YUT have been adjusted to reflect reinvestment of dividends on securities in the indices.
+The LIGC, ML1-5YUT and ML1-5YGC are not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indices are unmanaged.
++The LSTIGD represents the average of the total returns reported by all the mutual funds that Lipper Analytical Services, Inc. has determined belong in that category, and is not adjusted to reflect any sales loads. However, the total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

 Report of Independent Auditors
The Shareholders and Board of Trustees ofThe Huntington Funds:

We have audited the accompanying statements of assets and liabilities of The Huntington Funds--Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Ohio Tax-Free Fund, Fixed Income Securities Fund, Mortgage Securities Fund, Short/Intermediate Fixed Income Securities Fund, Michigan Tax-Free Fund and Intermediate Government Income Fund (the Funds), including the schedules of portfolio investments, as of December 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights related to the years ended December 31, 1998 and 1997 for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Ohio Tax-Free Fund, Fixed Income Securities Fund, Mortgage Securities Fund and Short/Intermediate Fixed Income Securities Fund, and the seven month period ended December 31, 1998 and the six month period ended May 31, 1998 for the Michigan Tax-Free Fund and Intermediate Government Income Fund. These financial statements and the financial highlights are the responsibility of The Huntington Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Ohio Tax-Free Fund, Fixed Income Securities Fund, Mortgage Securities Fund and Short/Intermediate Fixed Income Securities Fund, the accompanying financial highlights for each of the periods in the three year period ended December 31, 1996, were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on the financial highlights. With respect to the Michigan Tax-Free Fund and Intermediate Government Income Fund, the accompanying statements of changes in net assets for the year ended November 30, 1997 and the financial highlights for each of the periods in the four year period ended November 30, 1997, were audited by other auditors whose report thereon dated January 13, 1998 expressed an unqualified opinion on the statements of changes in net assets and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1998, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Huntington Funds as of December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights related to the years ended December 31, 1998 and 1997 for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Ohio Tax-Free Fund, Fixed Income Securities Fund, Mortgage Securities Fund and Short/Intermediate Fixed Income Securities Fund, and the seven month period ending December 31, 1998 and the six month period ending May 31, 1998 for the Michigan Tax-Free Fund and Intermediate Government Income Fund, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Columbus, Ohio
February 17, 1999

 Notice to Shareholders of The Huntington Funds

For the fiscal year ended December 31, 1998, each fund is designating long-term and mid-term capital gains, qualifying dividends, and exempt income with regard to distributions paid during the year as follows:

                               (A)           (B)
                            Long-Term     Ordinary         (C)                     (E)
                          Capital Gains    Income         Total         (D)        Tax
                          Distributions Distributions Distributions  Qualifying   Exempt
Fund                        Tax Basis     Tax Basis     Tax Basis   Dividends(1) Interest
----                      ------------- ------------- ------------- ------------ --------
Money Market                     0%          100%          100%           0%         0%
Ohio Municipal Money
 Market                          0%          100%          100%           0%       100%
U.S. Treasury Money
 Market                          0%          100%          100%           0%         0%
Growth                          84%           16%          100%         100%         0%
Income Equity                   40%           60%          100%         100%         0%
Michigan Tax-Free                4%           96%          100%           0%        99%
Ohio Tax-Free                    2%           98%          100%           0%       100%
Fixed Income                     1%           99%          100%           0%         0%
Intermediate Government
 Income                          0%          100%          100%           0%         0%
Mortgage Securities              0%          100%          100%           0%         0%
Short/Intermediate Fixed
 Income                          1%           99%          100%           0%         0%

Please consult your tax advisor for proper treatment of this information.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction
* Items (A) and (B) are based on a percentage of the Funds' total distributions.
** Items (D) and (E) are based on a percentage of the Funds' ordinary income distributions.

 Trustees
David S. Schoedinger
John M. Shary
William R. Wise



  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, The Federal
     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.

[LOGO APPEARS HERE]

THE HUNTINGTON
NATIONAL BANK,
a subsidiary of
Huntington Bancshares
Incorporated, is the
Investment Adviser,
Custodian, and
Recordkeeper of
The Huntington Funds,
SEI Investments
Distribution Co. is
the Distributor and is
not affiliated with The
Huntington National Bank.















                 [LOGO OF HUNTINGTON FUNDS APPEARS HERE]
                                (800) 253-0412